                                                             File Nos. 333-09965
                                                                        811-7767

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 22

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 62

                             SEPARATE ACCOUNT KG OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              (Name of Depositor)

                          132 Turnpike Road, Suite 210
                       Southborough, Massachusetts 01772
                           Telephone: (508) 460-2400
              (Address of Depositor's Principal Executive Office)

    Scott D. Silverman, Senior Vice President, General Counsel and Corporate
                                   Secretary
                Commonwealth Annuity and Life Insurance Company
                          132 Turnpike Road, Suite 210
                       Southborough, Massachusetts 01772
                           Telephone: (508) 460-2408

It is proposed that this filing will become effective:

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2014 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[_] on (date) pursuant to paragraph (a) (1) of Rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2013 was filed before March 30, 2014.

            CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.                                                CAPTION IN PROSPECTUS
-----------------             ------------------------------------------------------------------------------------------------------
1                             Cover Page

2                             Special Terms

3                             Summary of Fees and Expenses; Summary of Contract Features

4                             Condensed Financial Information; Performance Information

5                             Description of the Companies, the Variable Accounts and the Underlying Investment Companies

6                             Charges and Deductions

7                             Description of the Contract

8                             Electing the Form of Annuity and the Annuity Date; Description of Variable Annuity Option;
                              Annuity Benefit Payments

9                             Death Benefit

10                            Payments; Computation of Values; Distribution

11                            Surrender; Withdrawals; Charge for Surrender and Withdrawal; Withdrawal Without Surrender
                              Charge; Texas Optional Retirement Program

12                            Federal Tax Considerations

13                            Legal Matters

14                            Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.                                           CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------             ------------------------------------------------------------------------------------------------------
15                            Cover Page

16                            Table of Contents

17                            General Information and History

18                            Services

19                            Underwriters

20                            Underwriters

21                            Performance Information

22                            Annuity Benefit Payments

23                            Financial Statements

               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                         SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about the Scudder Gateway Elite variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except Hawaii and New
York). The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain preexisting contractual plans and programs.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information ("SAI") dated May 1, 2014 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-782-8380. The Table of Contents of the SAI is listed on page 3 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


Separate Account KG is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios (certain funds may not be available in all states):


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE  DWS VARIABLE SERIES II (CLASS A)
INSURANCE FUNDS) (SERIES I SHARES)              DWS Global Equity VIP
Invesco V.I. Managed Volatility Fund            DWS Small Mid Cap Value VIP
THE ALGER PORTFOLIOS (CLASS I-2)                DWS Global Income Builder VIP
Alger Balanced Portfolio                        DWS Global Growth VIP
Alger Capital Appreciation Portfolio            DWS Government & Agency Securities VIP
DWS VARIABLE INVESTMENT FUNDS                   DWS High Income VIP
DWS Equity 500 Index VIP                        DWS Large Cap Value VIP
DWS VARIABLE SERIES I (CLASS A)                 DWS Money Market VIP
DWS Bond VIP                                    DWS Small Mid Cap Growth VIP
DWS Capital Growth VIP                          DWS Unconstrained Income VIP
DWS Core Equity VIP                             GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE
DWS Global Small Cap VIP                        SHARES)
DWS International VIP                           Goldman Sachs VIT Global Markets Navigator
                                                Fund


Effective November 15, 2010, no new payment allocations or transfers can be made to the Sub-Accounts that invest in the underlying funds listed below.


DREYFUS INVESTMENT PORTFOLIOS
Dreyfus IP MidCap Stock Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Dreyfus Socially Responsible Growth Fund, Inc.

You may contact our Service Office at 1-800-782-8380 to request any of the underlying funds that are available as investment options under your Contract.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fixed Account, which is part of the Company's General Account, is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)




                              DATED MAY 1, 2014

                             TABLE OF CONTENTS

SPECIAL TERMS..........................................................    4
SUMMARY OF FEES AND EXPENSES...........................................    6
SUMMARY OF CONTRACT FEATURES...........................................   11
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT AND THE
  UNDERLYING PORTFOLIOS................................................   16
INVESTMENT OBJECTIVES AND POLICIES.....................................   18
PERFORMANCE INFORMATION................................................   22
DESCRIPTION OF THE CONTRACT............................................   24
  DISRUPTIVE TRADING...................................................   24
  PAYMENTS.............................................................   25
  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY........................   26
  RIGHT TO CANCEL ALL OTHER CONTRACTS..................................   26
  TELEPHONE TRANSACTIONS PRIVILEGE.....................................   26
  TRANSFER PRIVILEGE...................................................   27
  AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTION.........   27
  SURRENDER............................................................   28
  WITHDRAWALS..........................................................   29
  DEATH BENEFIT........................................................   30
  THE SPOUSE OF THE OWNER AS BENEFICIARY...............................   31
  ASSIGNMENT...........................................................   32
  ELECTING THE FORM OF ANNUITY AND ANNUITY DATE........................   32
  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.......................   33
  ANNUITY BENEFIT PAYMENTS.............................................   34
  OPTIONAL ENHANCED EARNINGS RIDER.....................................   35
  NORRIS DECISION......................................................   38
  COMPUTATION OF VALUES................................................   38
CHARGES AND DEDUCTIONS.................................................   40
  VARIABLE ACCOUNT DEDUCTIONS..........................................   40
  CONTRACT FEE.........................................................   41
  OPTIONAL RIDER CHARGE................................................   41
  PREMIUM TAXES........................................................   42
  SURRENDER CHARGE.....................................................   42
  WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED...........   43
  TRANSFER CHARGE......................................................   45
GUARANTEE PERIOD ACCOUNTS..............................................   46
FEDERAL TAX CONSIDERATIONS.............................................   49
STATEMENTS AND REPORTS.................................................   58
LOANS (QUALIFIED CONTRACTS ONLY).......................................   58
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS......................   59
CHANGES TO COMPLY WITH LAW AND AMENDMENTS..............................   60
VOTING RIGHTS..........................................................   60
DISTRIBUTION...........................................................   60
LEGAL MATTERS..........................................................   61
FURTHER INFORMATION....................................................   61
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...................  A-1
APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT..........  B-1
APPENDIX C--THE DEATH BENEFIT..........................................  C-1
APPENDIX D--CONDENSED FINANCIAL INFORMATION............................  D-1
APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY
  PAYOUT (M-GAP) RIDER.................................................  E-1

                    STATEMENT OF ADDITIONAL INFORMATION
                             TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..........................................    3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY...........    4
SERVICES.................................................................    4
UNDERWRITERS.............................................................    5
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION...............    6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..............    7
PERFORMANCE INFORMATION..................................................    8
TAX-DEFERRED ACCUMULATION................................................   14
STATE PREMIUM TAX CHART..................................................   15
FINANCIAL STATEMENTS.....................................................   15
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT KG........................................  F-1

                                SPECIAL TERMS

ACCUMULATED VALUE:    the total value of all Accumulation Units in the
Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT:    a unit of measure used to calculate the value of a
Sub-Account before annuity benefit payments begin.

ANNUITANT:    the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE:    the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT:    a unit of measure used to calculate the value of periodic
annuity benefit payments under the Contract.

COMPANY:    unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CUMULATIVE EARNINGS:    the Accumulated Value reduced by total payments not
previously withdrawn.

FIXED ACCOUNT:    an investment option under the Contract that guarantees
principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT:    an annuity payout option providing for annuity benefit
payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
separate account.

GUARANTEE PERIOD:    the number of years that a Guaranteed Interest Rate is
credited.

GUARANTEE PERIOD ACCOUNT:    an account which corresponds to a Guaranteed
Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE:    the annual effective rate of interest, after daily
compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT:    a positive or negative adjustment to earnings in
the Guarantee Period Account assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU):    the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SERVICE OFFICE:    se(2), Inc. (an affiliate of Security Distributors, Inc.)
and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-782-8380.

SUB-ACCOUNT:    a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE:    the Accumulated Value of the Contract on full surrender
after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

VALUATION PERIOD:    The time span between the close of trading on the New York
Stock Exchange from one Valuation Date to the next.

VALUATION DATE:    a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT:    Separate Account KG, one of the Company's separate
accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company. Assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT:    an annuity payout option providing for payments
varying in amount in accordance with the investment experience of certain of the Portfolios.

                        SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Scudder Elite Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.



                                   TABLE I
                         OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.


                                                                                  MAXIMUM CHARGE
                                                                          -----------------------------
          SURRENDER CHARGE(1):
          (as a percentage of payments withdrawn).......................               7.0%

          TRANSFER CHARGE(2):...........................................        $0 on the first 12
                                                                              transfers in a Contract
                                                                                year. Up to $25 for
                                                                               subsequent transfers.


           -------------------
           (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 7.0% to 2.0% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. For purposes of calculating the Surrender Charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from payments in the chronological order in which they were received.

              COMPLETE YEARS FROM DATE OF PAYMENT                               CHARGE
              ---------------------------------------------------------------   ------
              Less than 1....................................................     7.0%
              Less than 2....................................................     6.0%
              Less than 3....................................................     5.0%
              Less than 4....................................................     4.0%
              Less than 5....................................................     3.0%
              Less than 6....................................................     2.0%
              Thereafter.....................................................     0.0%


           (2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                  TABLE II
     PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING PORTFOLIO EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING PORTFOLIO:


           ANNUAL CONTRACT FEE:(1).............................................................   $35

           ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
           (on an annual basis as percentage of average daily net assets)
                Mortality and Expense Risk Charge:.............................................  1.25%
                Administrative Expense Charge:.................................................  0.15%
                                                                                                 ------
                Total Annual Expenses:.........................................................  1.40%

           OPTIONAL RIDER CHARGES:
             The charge on an annual basis as a percentage of the Accumulated Value is:
                Enhanced Earnings Rider........................................................  0.30%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period(2)...................................................  0.25%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period(2)...............................................  0.15%


           -------------------
           (1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

           (2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER."

                                  TABLE III
        TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING PORTFOLIO'S FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING PORTFOLIOS.


The table below shows the actual minimum and maximum expenses of the Funds during 2013, prior to any waivers or reimbursements of fees and expenses. The levels of fees and expenses vary among the Underlying Portfolios, and may vary from year to year.




TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   MINIMUM                         MAXIMUM
-------------------------------------------      ----------------------------     ---------------------------
Expenses that are deducted from                    Annual charge of 0.34%(1)       Annual charge of 1.51%(2)
Underlying Portfolio assets, including            of average daily net assets     of average daily net assets
management fees, distribution and/or
service (12b-1) fees and other expenses.



-----------------------------
The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction and expense reimbursement arrangements. Other Portfolios may have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.


(1) Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.33% for Class A shares excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at a ratio no higher than 0.37% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.



(2) The Investment Adviser has agreed to (i) reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund's average daily net assets and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. Each arrangement will remain in effect through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund's "Other Expenses" may be further reduced by any custody and transfer agency fee credits received by the Fund.



HIGHEST AND LOWEST EXPENSES AFTER FEE REDUCTIONS AND EXPENSE REIMBURSEMENTS. For the year ended December 31, 2013, the LOWEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 0.34%. Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.33% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at a ratio no higher than 0.37% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund's Board.



For the year ended December 31, 2013, the HIGHEST Total Annual Fund Operating Expenses for all Funds, after all fee reductions and expense reimbursements, is 1.04%. Through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 0.02%). Effective October 1, 2014 through April 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at a ratio no higher than 1.02% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 0.02%). These agreements may only be terminated with the consent of the fund's Board.


The Underlying Portfolio information is based on information provided by the Underlying Portfolios and is not independently verified by the Company.


EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING PORTFOLIO FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider with a charge of 0.30% annually and the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the maximum total operating expenses......    $957   $1,518   $2,092    $3,774


(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the maximum total operating expenses......    $353   $1,074   $1,817    $3,774


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the minimum total operating expenses......    $795   $1,028   $1,263    $2,095


(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Portfolio with the minimum total operating expenses......    $181    $560     $964     $2,095


                        SUMMARY OF CONTRACT FEATURES

This Summary does not contain all information that may be important. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.


WHAT IS THE SCUDDER GATEWAY ELITE VARIABLE ANNUITY?

The Scudder Gateway Elite variable annuity contract or certificate ("Contract") is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

      - A customized investment portfolio;

      - Experienced professional portfolio managers;

      - Tax deferral on earnings;

      - Guarantees that can protect your beneficiaries during the accumulation phase; and

      - Income payments that you can receive for life.


WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate payments among the Sub-Accounts investing in the Underlying Portfolios (you may utilize up to seventeen Sub-Accounts at any one time, in addition to the DWS Money Market Portfolio), and, in most jurisdictions, the Guarantee Period Accounts, and the Fixed Account (collectively "the investment options"). You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below, WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

      - periodic payments for the Annuitant's lifetime;

      - periodic payments for the Annuitant's life and the life of another person selected by you;

      - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that the Annuitant dies before the end of ten years;

      - periodic payments over a specified number of years (1 to 30); under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.



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

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations, receive annuity benefit payments and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.


HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject to the minimum and maximum payment amounts outlined in "PAYMENTS" under DESCRIPTION OF THE CONTRACT.


WHAT ARE MY INVESTMENT CHOICES?

Prior to the Annuity Date, you may allocate payments among one or more of the Sub-Accounts investing in the Underlying Portfolios (up to a total of seventeen Sub-Accounts may be utilized at any one time, in addition to the DWS Money Market Portfolio) and, in most jurisdictions, the Guarantee Period Accounts, and the Fixed Account. Each Underlying Portfolio operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.


CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Portfolios, the Guarantee Period Accounts, and the Fixed Account. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the DWS Money Market Portfolio, are utilized at one time. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge,

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
but reserves the right to assess a processing charge guaranteed never to exceed $25. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Portfolios or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.


WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time A 10% tax penalty may apply on all amounts deemed to be income if you are under age 59 1/2. Each calendar year you can take without a surrender charge the greatest of 100% of Cumulative Earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other nonnatural person.) A 10% federal tax penalty may apply to all amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than six years may be subject to a surrender charge. (A Market Value Adjustment, which may increase or decrease the value of your account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New Jersey where not permitted by state law, you may withdraw money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS.


WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the greatest of:

      - The Accumulated Value on the Valuation Date that the Company receives proof of death, and all necessary claim paperwork, increased by any positive Market Value Adjustment;

      - Gross payments, with interest compounding daily at an effective annual yield of 5% starting on the date each payment is applied, and continuing throughout your investments' entire accumulation phase, decreased proportionately to reflect withdrawals; or

      - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a)   the Accumulated Value (increased by any positive Market Value
      Adjustment); or

(b)   gross payments compounded daily at an effective annual yield of 5%.

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)   gross payments compounded daily at an effective annual yield of 5%; or

(c)   the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. The proportionate reduction is determined by multiplying the (b) or (c) value immediately prior to the withdrawal by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Contract's Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment.

If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "DEATH BENEFIT."

In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary if the Annuitant dies prior to the Annuity Date. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.


WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or upon surrender is less than $50,000, the Company will deduct a $35 Contract Fee (a lower fee of $30 may apply in some states) from the Contract. There will be no Contract fee if the Accumulated Value is $50,000 or more. The Contract fee is currently waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a surrender charge. If applicable, this charge will be between 2% and 7% of payments withdrawn, based on when the payments were originally made.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described in "PREMIUM TAXES" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Portfolio. The Underlying Portfolios will incur certain management fees and expenses described more fully in the prospectuses of the Underlying Portfolios which accompany this Prospectus. These charges vary among the Underlying Portfolios and may change from year to year. If you elected the optional Enhanced Earnings Rider, a separate monthly charge is deducted from the Contract's Accumulated Value. For specific information regarding charges, see "OPTIONAL RIDER CHARGE" under CHARGES AND DEDUCTIONS.


CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted). However, if state law requires or if your Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. In certain states, this refund may be the greater of
(1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER CONTRACTS" under DESCRIPTION OF THE CONTRACT.


CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

      - You may assign your ownership to someone else, except under certain qualified plans; see FEDERAL TAX CONSIDERATIONS.

      - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

      - You may change your allocation of payments.

      - You may make transfers among your accounts prior to the Annuity Date without any tax consequences.

      - You may cancel your Contract within ten days of delivery (or longer if required by state law).

              DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT
                        AND THE UNDERLYING PORTFOLIOS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400

The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282. Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company.


Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares. The registered office of Global Atlantic Financial Group Limited is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.


Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

At this time, the Company is relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.

THE VARIABLE ACCOUNT.    The Company maintains a separate investment account
called Separate Account KG (the "Variable Account"). The Variable Account of Separate Account KG was authorized by vote of the Board of Directors of the Company on June 13, 1996. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.

The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. The Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of the Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Contract, units of the Sub-Accounts are offered on a continuous basis.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios which are not available to the Contracts described in this Prospectus.

UNDERLYING PORTFOLIOS.    Each Sub-Account invests in a corresponding
investment portfolio ("Underlying Portfolio") of an open-end management investment company. The Underlying Portfolios available through this contract are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Portfolios may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Portfolios are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Portfolios and any similarly named publicly traded mutual fund may differ substantially.

                     INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS AND OTHER RELEVANT INFORMATION REGARDING THE PORTFOLIOS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING PORTFOLIOS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

Certain Underlying Portfolios have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the Underlying Portfolio prospectuses along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved. In some states, insurance regulations may restrict the availability of particular Portfolios.

There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I
SHARES)

ADVISER: INVESCO ADVISERS, INC.



INVESCO V.I. MANAGED VOLATILITY FUND--The Fund's investment objective is both capital appreciation and current income while managing portfolio volatility. The Fund was formerly known as Invesco V.I. Utilities Fund.



THE ALGER PORTFOLIOS (CLASS I-2)
ADVISER: FRED ALGER MANAGEMENT, INC.

ALGER BALANCED PORTFOLIO--seeks current income and long-term capital appreciation.

ALGER CAPITAL APPRECIATION PORTFOLIO--seeks long-term capital appreciation.


DWS INVESTMENT VIT FUNDS
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


DWS EQUITY 500 INDEX VIP--The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index"), which emphasizes stocks of large U.S. companies. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500(R) Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500(R) Index. Northern Trust Investments, Inc. ("NTI") is the subadvisor for the fund.



DWS VARIABLE SERIES I
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


DWS BOND VIP--The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.



DWS CAPITAL GROWTH VIP--The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500(R) Index

(generally 500 of the largest companies in the U.S.) or the Russell 1000(R) Growth Index (generally those stocks among the 1,000 largest U.S. companies that have above-average price-to-earnings ratios).



DWS CORE EQUITY VIP--The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. Portfolio management may favor securities from different industries and companies at different times.



DWS GLOBAL SMALL CAP VIP--The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small and mid cap companies throughout the world (companies with market values similar to the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index). This Series was formerly known as DWS Global Small Cap Growth VIP.



DWS INTERNATIONAL VIP--The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).



DWS VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


DWS GLOBAL EQUITY VIP--The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies. The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa. The fund may also invest up to 20% of its assets in cash equivalents and U.S. investment-grade fixed-income securities. QS Investors, LLC ("QS Investors") is the subadvisor for the fund. This Series was formerly known as DWS Diversified International Equity VIP.



DWS GLOBAL INCOME BUILDER VIP--The fund seeks to maximize income while maintaining prospects for capital appreciation. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund's net assets. The fund invests at least 25% of net assets in fixed income senior securities.



DWS SMALL MID CAP VALUE VIP--The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size U.S. companies. While the fund invests mainly in U.S. stocks, it could invest up to 20% of net assets in foreign securities. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings.



DWS GLOBAL GROWTH VIP--The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies.



DWS GOVERNMENT & AGENCY SECURITIES VIP--The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and repurchase agreements of U.S. government securities. The fund normally invests all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the U.S. government, its agencies or instrumentalities.



DWS HIGH INCOME VIP--The fund seeks to provide a high level of current income. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in U.S. dollars or foreign currencies from foreign issuers.



DWS LARGE CAP VALUE VIP--The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000(R) Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities.



DWS MONEY MARKET VIP--The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.



DWS SMALL MID CAP GROWTH VIP--The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized U.S. companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000(R) Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap(R) Growth Index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. The fund may invest in initial public offerings.



DWS UNCONSTRAINED INCOME VIP--The fund seeks a high total return. Under normal circumstances, the fund invests mainly in fixed income securities issued by both U.S. and foreign corporations and governments. The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt securities and dividend-paying common stocks. QS Investors, LLC ("QS Investors") is the subadvisor for the fund.



GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND--seeks to achieve investment results that approximate the performance of the GS Global Markets Index(TM).



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
PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the sub-account investing in DWS Money Market VIP Sub-Account until the Fund is liquidated.

Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.





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

                           PERFORMANCE INFORMATION

The Contract was first offered to the public by Commonwealth Annuity and Life Insurance Company in 1996. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The average annual total return represents the average annual percentage change in the value of an investment in a Sub-Account over a given period of time. Average annual total return represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the DWS Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the DWS Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.



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
At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.





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

                         DESCRIPTION OF THE CONTRACT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Contract and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Portfolio (collectively, "Disruptive Trading"). These activities may require the Underlying Portfolio to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Portfolio's shares, interfere with the efficient management of the Underlying Portfolio's portfolio, and increase brokerage and administrative costs of the Underlying Portfolios. As a result, Disruptive Trading may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Portfolios from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Portfolios (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Portfolios;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Underlying Portfolios.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Portfolios that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Portfolios.

Some of the Underlying Portfolios have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Portfolio's investment adviser, the Underlying Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Portfolio refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a

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
Contract Owner has requested. In the future, some Underlying Portfolios may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Portfolios.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Portfolio shares. There may be increased brokerage and administrative costs within the Underlying Portfolios, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Portfolios, we cannot guarantee that the Underlying Portfolios will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Portfolio or its principal underwriter that will obligate us to provide to the Underlying Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Portfolio.


PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements may also include the proper completion of an application; however, where permitted, the Company may issue a contract without completion of an application and/or signature for certain classes of annuity contracts. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Service Office, on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to payment of the death benefit, subject to certain minimums:

      - Currently, the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

      - Each subsequent payment must be at least $100.



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
      - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the DWS Money Market Portfolio.

Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the DWS Money Market Portfolio.


RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA my cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Company's Service Office at Service Office at se2 (an affiliate of Security Benefit Life Insurance Company), located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-782-8380, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Portfolios for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


RIGHT TO CANCEL ALL OTHER CONTRACTS

An owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payments(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to cancel the Contract, the Owner must mail or deliver it to the Company's Service Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.


TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things,

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
requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.


TRANSFER PRIVILEGE

Prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, the Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the DWS Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to asses a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services to. The Company does not charge the Owner for providing additional support services.


AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING).    The Owner may elect automatic
transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bimonthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the DWS Money Market Portfolio or the Sub-Account investing in the DWS Government & Agency Securities Portfolio, (the "source accounts") to one or more of the available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information see "Enhanced Automatic Transfer (Dollar Cost Averaging) Program" in the SAI.

AUTOMATIC ACCOUNT REBALANCING.    The Owner may request automatic rebalancing
of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to reestablish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

LIMITATIONS.    The Company reserves the right to limit the number of
Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.


SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The request for surrender must be made on Company forms. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-782-8380.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last six full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of Portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.



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
The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.


WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value, subject to the limits stated below. The request for withdrawal must be made on Company forms. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-782-8380. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com.

The Owner must submit to the Service Office a signed, written request for withdrawal on a on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Service Office.

The minimum withdrawal amount is $100.

Withdrawals will be paid in accordance with the time limitations described above under "SURRENDER."

After the Annuity Date, withdrawals are allowed only if the Contract is annuitized under a commutable period certain option. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS.    The Owner may elect an automatic schedule of
withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. The Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Service Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Service Office.



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
LIFE EXPECTANCY DISTRIBUTIONS.    Each calendar year prior to the Annuity Date,
an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Service Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option which is based on applicable IRS tables), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 17 years, but a person who attains age 87 has a life expectancy of another 6.7 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code
Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.


DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE.    At the death of the
Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(a) the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

(b) gross payments accumulated daily at an effective annual yield of 5% starting on the date each payment is applied and continuing throughout that payment's entire accumulation phase, decreased proportionately to reflect withdrawals; or

(c) the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal under (b) or (c), the proportionate reduction is calculated by multiplying the (b) or (c) value immediately prior to the withdrawal by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.



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This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a)   the Accumulated Value (increased by any positive Market Value
      Adjustment);

(b)   gross payments accumulated daily at an effective annual yield of 5%.

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)   gross payments accumulated daily at an effective annual yield of 5%; or

(c)   the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C--THE DEATH BENEFIT for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE.
If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE.    The death benefit
generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Service Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph
(2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the DWS Money Market Portfolio. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Sub-Account investing in the DWS Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE.    If the Annuitant's
death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.


THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to

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
the Sub-Account investing in the DWS Money Market Portfolio and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the DWS Money Market Portfolio. The resulting value never will be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least six years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.


FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.



ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, provides that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing on a Company approved form and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see FEDERAL TAX CONSIDERATIONS.


ELECTING THE FORM OF ANNUITY AND ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month: (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity Date. To the extent permitted by state law, the new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity payout option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right

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
to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the account(s) selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity benefit payments will be fixed in amount. See APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable period certain may elect instead to receive a lump sum settlement. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS."

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.


DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the DWS Bond VIP, DWS Core Equity VIP and DWS Global Income Builder VIP. The Company also provides these same options funded through the Fixed Account (fixed annuity option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed annuity payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed annuity payout options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS.    This variable
annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT
ONLY.    This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if he/she dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if he/she dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

UNIT FUND VARIABLE LIFE ANNUITY.    This is an annuity payable periodically
during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2) then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

     Where:    (1)   is the dollar amount of the Accumulated Value at
                     annuitization divided by the dollar amount of the first payment, and

               (2) is the number of payments paid prior to the death of the Annuitant.



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
JOINT AND SURVIVOR VARIABLE LIFE ANNUITY.    This variable annuity is payable
jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY.    This variable annuity
is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIED NUMBER OF
YEARS).    This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.


ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT.    The amount of
the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

     - For life annuity options and noncommutable fixed period certain options of ten years or more, the dollar amount is determined by multiplying
        (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For commutable period certain options and any noncommutable fixed period certain option of less than ten years, the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by
        (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.



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
THE ANNUITY UNIT.    On and after the Annuity Date, the Annuity Unit is a
measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS.    The dollar amount of the first
variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS.    The dollar
amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.


OPTIONAL ENHANCED EARNINGS RIDER

The Enhanced Earnings Rider (EER) may have been elected at issue in most jurisdictions as long as the Annuitant had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that the Annuitant dies prior to the Annuity Date. For specific charges see "OPTIONAL RIDER CHARGE" under CHARGES AND DEDUCTIONS.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.


CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.    The death must occur prior to the Annuity Date.

2.    The difference between (a) and (b) must be greater than zero, where:

      (a)  is the Accumulated Value, and

      (b)  is gross payments not previously withdrawn.

IF (A) MINUS (B) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Service Office.



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
For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.


AMOUNT OF EER BENEFIT

ANNUITANT'S AGE AT ISSUE--0 TO 65--If a benefit is payable under the EER and the Contract was issued prior to the Annuitant's 66th birthday, the benefit will be equal to the LESSER of:

(a) 200% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE--66 TO 70--If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 66th birthday and before his/her 71st birthday, the benefit will be equal to the LESSER of:

(a) 80% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE--71 TO 75--If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.


EXAMPLES

EXAMPLE 1.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x 100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x (150,000 - 100,000)) = $20,000

The EER benefit is equal to $20,000 under (b), which is the lesser of $80,000 (80% x 100,000) and $20,000 (40% x (150,000 - 100,000)).



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
EXAMPLE 2.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (40% x ($250,000 - $100,000)) = $60,000

The EER benefit is equal to $60,000 under (b), which is the lesser of $80,000 (80% x $100,000) and $60,000 (40% x ($250,000 - $100,000)).

EXAMPLE 3.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $100,000) = $80,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($135,000 - $100,000)) = $14,000

The EER benefit is equal to $14,000 under (b), which is the lesser of $80,000 (80% x 100,000) and $14,000 (40% x ($135,000 - $100,000)).

EXAMPLE 4.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 80% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (80% x $85,000) = $68,000; or

(b) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $68,000 (80% x $85,000) and $0 (40% x ($85,000 - $85,000)).






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

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.    the Annuity Date;

2.    the date the Contract is surrendered;

3.    the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the DWS Money Market Portfolio and the EER will terminate.


NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.


COMPUTATION OF VALUES

THE ACCUMULATION UNIT.    Each net payment is allocated to the investment
options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received in good order at the Company's Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Portfolios. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.



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
NET INVESTMENT FACTOR.    The Net Investment Factor is an index that measures
the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of Accumulation Unit calculation using a hypothetical example see the SAI.

                           CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs of the Underlying Portfolios.


VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE.    The Company assesses a charge against the
assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.85% for mortality risk and 0.40% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE.    The Company assesses each Sub-Account with a
daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES.    Because the Sub-Accounts hold shares of the Underlying
Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with this Prospectus.



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

CONTRACT FEE

A $35 Contract fee (a lower fee may apply in certain states) currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value is less than $50,000 on the date assessed. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each . The portion of the charge deducted from each investment option will be equal to the percentage which the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following classes of individuals:

1. employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

2.    employees of the Company, its affiliates and subsidiaries;

3. officers, directors, trustees and employees of any of the Underlying Portfolios;

4.    investment managers or sub-advisers of the Underlying Portfolios;

5. and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.


OPTIONAL RIDER CHARGE

Subject to state availability, the Company offers an optional Enhanced Earnings Rider that the Owner may elect at issue if the Annuitant has not yet attained age 76. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable monthly charge for the Enhanced Earnings Rider is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of 0.30%. For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

If you elected one of the following riders prior to their discontinuance on 1/31/02, the applicable monthly charge is equal to the Accumulated Value on the last day of each month multiplied by 1/12th of the following:


     Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year
       waiting period:                                                                   0.25%

     Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year
       waiting period:                                                                   0.15%


For more information about the M-GAP Rider, see "APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".


PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

2. the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.


SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Contract in the case of surrender and/or withdrawals or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories: (1) New Payments--payments received by the Company during the six years preceding the date of the surrender; (2) Old Payments--accumulated payments invested in the Contract for more than six years; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

An Owner may withdraw the greater of 100% of cumulative earnings, or 15% of the Accumulated Value in any calendar year, without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of the Withdrawal Without Surrender Charge amount in any calendar year, the excess may be subject to a Withdrawal Charge.

CHARGES FOR SURRENDER AND WITHDRAWAL.    If the Contract is surrendered or if
New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. This charge never will be applied to earnings. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to

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
the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:


                                                                  CHARGE AS PERCENTAGE OF
         COMPLETE YEARS FROM DATE OF PAYMENT                      NEW PAYMENTS WITHDRAWN
         ------------------------------------------------------  ------------------------
         Less than 1...........................................             7%
         Less than 2...........................................             6%
         Less than 3...........................................             5%
         Less than 4...........................................             4%
         Less than 5...........................................             3%
         Less than 6...........................................             2%
         Thereafter............................................             0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.


WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY.    Where permitted
by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New Jersey where not permitted by state law, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing, a facility that is operating pursuant to state law) providing medically necessary in-patient care which is prescribed in writing by a licensed "physician" and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under the Contract will be accepted.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES.    From time to time,
the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

      - the size and type of group or class, and the persistency expected from that group or class;

      - the total amount of payments to be received and the manner in which payments are remitted;



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
      - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced;

      - other transactions where sales expenses are likely to be reduced; or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the date of issue is within the following class of individuals ("eligible persons"):

      - employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contract;

      - employees of the Company, its affiliates or subsidiaries;

      - officers, directors, trustees and employees of any of the Underlying Portfolios, investment managers or sub-advisers of the Underlying Portfolios; and

      - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

Finally, if permitted under state law, surrender charges may be waived under
Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

WITHDRAWAL WITHOUT SURRENDER CHARGE.    In each calendar year, including the
calendar year in which the Contract is issued, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:    100% of Cumulative Earnings (calculated as the Accumulated
                 Value as of the Valuation Date the Company receives the withdrawal request, or the following day) reduced by the total gross payments not previously withdrawn);

Where (2) is:    15% of the Accumulated Value as of the Valuation Date the
                 Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied;

Where (3) is:    the amount calculated under the Company's life expectancy
                 distribution (LED) option (see Life Expectancy Distributions, above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greatest of:

(1)   Cumulative Earnings ($1,000);

(2)   15% of Accumulated Value ($2,250); or

(3)   LED distribution of 10.2% of Accumulated Value ($1,530).



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
The Withdrawal Without Surrender Charge Amount will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period may be subject to a Market Value Adjustment.

SURRENDERS.    In the case of a complete surrender, the amount received by the
Owner is equal to the Surrender Value under the Contract, net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the highest Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is a trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Service Office.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN.    If the Owner chooses any
commutable period certain option or a noncommutable fixed period certain option for less than ten years, a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date. (See discussion of period certain variable annuity under "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.")

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for ten years or more. A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If an owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity payout option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.


TRANSFER CHARGE

The first 12 transfers in a Contract are guaranteed to year be free of any transfer charge, The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.



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

                          GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS.    In most jurisdictions, there currently are nine
Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period Account established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period. Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Sub-Account investing in the DWS Money Market Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on its expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the DWS Money Market Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT.    No Market Value Adjustment will be applied to
transfers, withdrawals or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies to amounts deducted for Contract fees or Rider charges. In addition, no negative

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
Market Value Adjustment will be applied to a death benefit, although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. Market Value Adjustment will apply to all other transfers, withdrawals or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any surrender charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                           [(1+i)/(1+j)]^n/365 - 1

     where:   i    is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee
                   Period;

              j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

              n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL.    Under this
feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in the Program, you must provide payment allocation instructions to the Company that include (1) the Guarantee Period and (2) the dollar or percentage amount you want allocated to that Guarantee Period Account.



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WITHDRAWALS.    Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.





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                         FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

The Company is taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual,

      - Separate Account investments must be "adequately diversified",

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes, and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent,

      - certain Qualified Contracts,

      - certain Contracts used with structured settlement agreements, and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.



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
DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.


FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.




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
TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

      - if distributed in a lump sum is taxed like a full withdrawal, or

      - if distributed under an Annuity Option is taxed like annuity payments.



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5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2,

      - received due to your disability,

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law),

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives for a period of at least ten payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.



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D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2,

      - received after your death or because of your disability, or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.



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

1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible,

      - "qualified distributions" from a Roth IRA are excludable from income,

      - mandatory distribution rules do not apply before death,

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      - special eligibility requirements apply, and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.



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
TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      - earnings on those contributions, and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements and to decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code,

      - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments," and

      - hardship distributions.



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
Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2014, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.



2. MEDICARE TAX.

Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.



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

4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.





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                           STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Portfolios. At least annually, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.)

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.


                      LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-782-8380. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated to the DWS Money Market VIP instead.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your 403(b) or qualified plan.

              ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law to make additions to, deletions from, or substitutions for the shares of a fund that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if in the Company's judgment further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios also are issued to separate accounts of other insurance companies which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the Underlying Portfolios do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of the Underlying Portfolios intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate portfolios should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

     (1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class,

     (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

     (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

     (4) to substitute the shares of any other registered investment company for the Underlying Portfolio shares held by a Sub-Account, in the event that Underlying Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Underlying Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

     (5) to change the methodology for determining the net investment factor,

     (6) to change the names of the Variable Account or of the Sub-Accounts, and

     (7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                  CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.


                                VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation phase, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Portfolio share. During the annuity payout phase, the number of Underlying Portfolio shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Annuitant's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.


                                DISTRIBUTION


Effective May 1, 2008, Epoch Securities, Inc. ("Epoch" or "Principal Underwriter"), a Delaware company located at 132 Turnpike Road, Southborough, Massachusetts 01772, became principal underwriter for the Contracts. Epoch is a wholly-owned subsidiary of Global Atlantic (Fin) Company.


The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by FINRA rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.

                                LEGAL MATTERS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


                             FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Contract is surrendered, or if an Excess Amount is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least six full Contract years.


TRANSFERS TO OR FROM THE FIXED ACCOUNT.    Transfers to or from the Fixed
Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                 APPENDIX B

              SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT


PART 1: SURRENDER CHARGES

FULL SURRENDER--Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender of the Owners' Contract, based on hypothetical Accumulated Values.


                                                  HYPOTHETICAL      FREE      SURRENDER
                                                   ACCUMULATED   WITHDRAWAL    CHARGE      SURRENDER
ACCOUNT YEAR                                          VALUE        AMOUNT    PERCENTAGE     CHARGE
------------------------------------------------  ------------  -----------  ----------   ----------
1...............................................   $54,000.00    $8,100.00       7%       $3,213.00
2...............................................    58,320.00     8,748.00       6%        2,974.32
3...............................................    62,985.60    12,985.60       5%        2,500.00
4...............................................    68,024.45    18,024.45       4%        2,000.00
5...............................................    73,466.40    23,466.40       3%        1,500.00
6...............................................    79,343.72    29,343.72       2%        1,000.00
7...............................................    85,691.21    35,691.21       0%            0.00

WITHDRAWAL--Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals from the Owners' Contract, based on hypothetical Accumulated Values.


                                     HYPOTHETICAL                    FREE       SURRENDER
                                      ACCUMULATED                 WITHDRAWAL     CHARGE     SURRENDER
ACCOUNT YEAR                             VALUE      WITHDRAWAL      AMOUNT     PERCENTAGE    CHARGE
-----------------------------------  ------------   -----------  -----------   ----------   ---------
1..................................   $54,000.00    $     0.00    $ 8,100.00      7%        $   0.00
2..................................    58,320.00          0.00      8,748.00      6%            0.00
3..................................    62,985.60          0.00     12,985.60      5%            0.00
4..................................    68,024.45     30,000.00     18,024.45      4%          479.02
5..................................    41,066.40     10,000.00      6,159.96      3%          115.20
6..................................    33,551.72      5,000.00      5,032.76      2%            0.00
7..................................    30,835.85     10,000.00      4,625.38      0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/36)(5) - 1

For purposes of the examples below:

     i = the guaranteed interest rate being credited to the guarantee period.

     j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

     n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.


NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


      The market value factor                    =    [(1+i)/(1+j)](n/365) - 1

                                                 =    [(1+.08)/(1+.11)](2555/365) - 1

                                                 =    (.97297)(7) - 1

                                                 =    -.17454

      The Market Value Adjustment                =    Maximum of the market value factor multiplied by the
                                                      withdrawal or the negative of the excess earned over 3%

                                                 =    Maximum (-.17454  x  $62,985.60 or -$8,349.25)

                                                 =    Maximum (-$10,992.38 or -$8,349.25)

                                                 =    -$8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10


      The market value factor                    =    [(1+i)/(1+j)](n/365) - 1

                                                 =    [(1+.08)/(1+.10)](2555/365) - 1

                                                 =    (.98182)(7) - 1

                                                 =    -.12054

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    -.12054  x  $62,985.60

                                                 =    -$7,592.11


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.


POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05


      The market value factor                    =    [(1+i)/(1+j)](n/365) - 1

                                                 =    [(1+.08)/(1+.05)](2555/365) - 1

                                                 =    (1.02857)(7) - 1

                                                 =    .21798

      The Market Value Adjustment                =    Minimum of the market value factor multiplied by the
                                                      withdrawal or the excess interest earned over 3%

                                                 =    Minimum of (.21798  x  $62,985.60 or $8,349.25)

                                                 =    Minimum of ($13,729.78 or $8,349.25)

                                                 =    $8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07


      The market value factor                    =    [(1+i)/(1+j)](n/365) - 1

                                                 =    [(1+.08)/(1+.07)](2555/365) - 1

                                                 =    (1.00935)(7) - 1

                                                 =    .06728

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    .06728  x  $62,985.60

                                                 =    $4,237.90


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                 APPENDIX C

                              THE DEATH BENEFIT


PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.


                                    HYPOTHETICAL
                     HYPOTHETICAL      MARKET                                             HYPOTHETICAL
                      ACCUMULATED       VALUE         DEATH        DEATH        DEATH         DEATH
YEAR                     VALUE       ADJUSTMENT    BENEFIT (a)  BENEFIT (b)  BENEFIT (c)     BENEFIT
-------------------  ------------   ------------   -----------  -----------  -----------  ------------
1..................   $53,000.00       $  0.00     $53,000.00   $52,500.00   $50,000.00    $53,000.00
2..................    53,530.00        500.00      54,030.00    55,125.00    53,000.00     55,125.00
3..................    58,883.00          0.00      58,883.00    57,881.25    55,125.00     58,883.00
4..................    52,994.70        500.00      53,494.70    60,775.31    58,883.00     60,775.31
5..................    58,294.17          0.00      58,294.17    63,814.08    60,775.31     63,814.08
6..................    64,123.59        500.00      64,623.59    67,004.78    63,814.08     67,004.78
7..................    70,535.95          0.00      70,535.95    70,355.02    67,004.78     70,535.95
8..................    77,589.54        500.00      78,089.54    73,872.77    70,535.95     78,089.54
9..................    85,348.49          0.00      85,348.49    77,566.41    78,089.54     85,348.49
10.................    93,883.34          0.00      93,883.34    81,444.73    85,348.49     93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5%, reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.


                                               HYPOTHETICAL                 HYPOTHETICAL
                                                ACCUMULATED     PARTIAL     MARKET VALUE      DEATH
CONTRACT YEAR                                      VALUE      WITHDRAWAL     ADJUSTMENT    BENEFIT (a)
---------------------------------------------  ------------   -----------  -------------   -----------
1............................................   $53,000.00    $     0.00      $  0.00      $53,000.00
2............................................    53,530.00          0.00       500.00       54,030.00
3............................................     3,883.00     50,000.00         0.00        3,883.00
4............................................     3,494.70          0.00       500.00        3,994.70
5............................................     3,844.17          0.00         0.00        3,844.17
6............................................     4,228.59          0.00       500.00        4,728.59
7............................................     4,651.45          0.00         0.00        4,651.45
8............................................     5,116.59          0.00       500.00        5,616.59
9............................................     5,628.25          0.00         0.00        5,628.25
10...........................................       691.07      5,000.00         0.00          691.07

                                                                 DEATH         DEATH     HYPOTHETICAL
CONTRACT YEAR                                                 BENEFIT (b)   BENEFIT (c)  DEATH BENEFIT
------------------------------------------------------------  -----------  ------------  -------------
1...........................................................  $ 52,500.00   $50,000.00    $53,000.00
2...........................................................    55,125.00    53,000.00     55,125.00
3...........................................................     4,171.13     3,972.50      4,171.13
4...........................................................     4,379.68     4,171.13      4,379.68
5...........................................................     4,598.67     4,379.68      4,598.67
6...........................................................     4,828.60     4,598.67      4,828.60
7...........................................................     5,070.03     4,828.60      5,070.03
8...........................................................     5,323.53     5,070.03      5,616.69
9...........................................................     5,589.71     5,616.69      5,628.25
10..........................................................       712.70       683.44        712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a Payment of $50,000 is made on the issue date and no additional Payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.

                                                          HYPOTHETICAL   HYPOTHETICAL
                                                           ACCUMULATED   MARKET VALUE    HYPOTHETICAL
CONTRACT YEAR                                                 VALUE       ADJUSTMENT     DEATH BENEFIT
--------------------------------------------------------  ------------   -------------   -------------
1.......................................................   $53,000.00       $  0.00       $53,000.00
2.......................................................    53,530.00        500.00        54,030.00
3.......................................................    58,883.00          0.00        58,883.00
4.......................................................    52,994.70        500.00        53,494.70
5.......................................................    58,294.17          0.00        58,294.17
6.......................................................    64,123.59        500.00        64,623.59
7.......................................................    70,535.95          0.00        70,535.95
8.......................................................    77,589.54        500.00        78,089.54
9.......................................................    85,348.49          0.00        85,348.49
10......................................................    93,883.34          0.00        93,883.34

The hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                 APPENDIX D

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT KG

THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2013.


                                                                           YEAR ENDED DECEMBER 31ST
                                           -----------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2013    2012      2011    2010      2009    2008     2007      2006     2005      2004
-----------------------------------------  ------  -------  -------  -------  -------  ------  --------  -------  --------  --------

ALGER BALANCED PORTFOLIO (CLASS I-2)
Unit Value:
  Beginning of Period....................   1.210    1.155    1.171    1.076    0.845   1.255     1.133    1.097     1.026     0.996
  End of Period..........................   1.375    1.210    1.155    1.171    1.076   0.845     1.255    1.133     1.097     1.026
Number of Units Outstanding at End of
 Period (in thousands)...................  19,046   21,076   25,180   30,068   34,756  41,848    51,587   60,624    71,489    81,165
ALGER CAPITAL APPRECIATION PORTFOLIO (CLASS I-2)
Unit Value:
  Beginning of Period....................   1.233    1.057    1.075    0.956    0.642   1.186     0.901    0.766     0.679     0.637
  End of Period..........................   1.643    1.233    1.057    1.075    0.956   0.642     1.186    0.901     0.766     0.679
Number of Units Outstanding at End of
 Period (in thousands)...................  12,536   14,502   16,054   23,804   27,888  29,882    36,269   33,430    37,385    42,604
CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX II PORTFOLIO (CLASS I)
(MERGED INTO THE CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III ON
   DECEMBER 11, 2009 WHICH LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period....................     N/A      N/A      N/A      N/A    0.371   0.706     0.746    0.668     0.583     0.502
  End of Period..........................     N/A      N/A      N/A      N/A      N/A   0.371     0.706    0.746     0.668     0.583
Number of Units Outstanding at End of
 Period (in thousands)...................     N/A      N/A      N/A      N/A      N/A   6,023     6,245    9,451    12,903    10,618
CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (CLASS I)
(LIQUIDATED ON OCTOBER 21, 2011)
Unit Value:
  Beginning of Period....................     N/A      N/A    1.564    1.413    0.945   2.122     1.662    1.272     1.009     0.819
  End of Period..........................     N/A      N/A      N/A    1.564    1.413   0.945     2.122    1.662     1.272     1.009
Number of Units Outstanding at End of
 Period (in thousands)...................     N/A      N/A      N/A    8,846   10,587   9,119    12,144   13,197    13,871    12,866
DREYFUS IP MIDCAP STOCK PORTFOLIO (INITIAL SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON NOVEMBER 15, 2010)
Unit Value:
  Beginning of Period....................   1.830    1.551    1.567    1.250    0.936   1.593     1.592    1.498     1.392     1.233
  End of Period..........................   2.436    1.830    1.551    1.567    1.250   0.936     1.593    1.592     1.498     1.392
Number of Units Outstanding at End of
 Period (in thousands)...................  10,143   12,169   14,617   19,299   23,633  27,735    33,552   43,196    48,787    53,998



                                                                            YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2013    2012     2011    2010    2009    2008     2007      2006      2005      2004
-------------------------------------------  ------  -------  ------  ------  ------  ------  --------  --------  --------  --------

DWS ALL CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON DECEMBER 8,
   2006)
Unit Value:
  Beginning of Period......................     N/A      N/A     N/A     N/A     N/A     N/A       N/A     0.996     0.927     0.871
  End of Period............................     N/A      N/A     N/A     N/A     N/A     N/A       N/A       N/A     0.996     0.927
Number of Units Outstanding at End of
 Period (in thousands).....................     N/A      N/A     N/A     N/A     N/A     N/A       N/A       N/A    94,664    33,347
DWS BLUE CHIP VIP (CLASS A)
(MERGED INTO THE DWS GROWTH & INCOME VIP (CLASS A) ON APRIL 30, 2012)
Unit Value:
  Beginning of Period......................     N/A    1.418   1.446   1.289   0.976   1.609     1.577     1.383     1.274     1.114
  End of Period............................     N/A      N/A   1.418   1.446   1.289   0.976     1.609     1.577     1.383     1.274
Number of Units Outstanding at End of
 Period (in thousands).....................     N/A      N/A  23,378  27,757  31,670  36,810    46,268    56,486    64,342    78,148
DWS BOND VIP (CLASS A)
(DWS CORE FIXED INCOME VIP (CLASS A) MERGED INTO THIS FUND ON
   APRIL 30, 2012)
Unit Value:
  Beginning of Period......................   1.504      N/A     N/A     N/A     N/A     N/A       N/A       N/A       N/A       N/A
  End of Period............................   1.439    1.504     N/A     N/A     N/A     N/A       N/A       N/A       N/A       N/A
Number of Units Outstanding at End of
 Period (in thousands).....................  17,301   20,646     N/A     N/A     N/A     N/A       N/A       N/A       N/A       N/A
DWS CAPITAL GROWTH VIP (CLASS A)
Unit Value:
  Beginning of Period......................   1.213    1.060   1.126   0.978   0.782   1.183     1.066     0.996     0.927     0.871
  End of Period............................   1.611    1.213   1.060   1.126   0.978   0.782     1.183     1.066     0.996     0.927
Number of Units Outstanding at End of
 Period (in thousands).....................  58,519   68,739  82,187  73,873  89,478  78,792    97,862   118,500    94,664    33,347
DWS CORE EQUITY VIP (CLASS A)
(DWS BLUE CHIP VIP (CLASS A) MERGED INTO THIS FUND ON APRIL 30, 2012;
   NAME CHANGED FROM THE DWS GROWTH & INCOME VIP (CLASS A) ON
   MAY 1, 2012)
Unit Value:
  Beginning of Period......................   1.018    0.892   0.906   0.803   0.607   0.998     0.999     0.891     0.852     0.785
  End of Period............................   1.379    1.018   0.892   0.906   0.803   0.607     0.998     0.999     0.891     0.852
Number of Units Outstanding at End of
 Period (in thousands).....................  50,439   58,864  31,349  36,277  41,328  46,468    57,141    70,662    85,395    40,306
DWS CORE FIXED INCOME VIP (CLASS A)
(MERGED INTO THE DWS BOND VIP (CLASS A) ON APRIL 30, 2012)
Unit Value:
  Beginning of Period......................     N/A    1.412   1.346   1.281   1.206   1.517     1.477     1.436     1.425     1.383
  End of Period............................     N/A      N/A   1.412   1.346   1.281   1.206     1.517     1.477     1.436     1.425
Number of Units Outstanding at End of
 Period (in thousands).....................     N/A      N/A  24,094  27,919  30,761  33,832    38,367    42,582    49,296    57,078



                                                                               YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013    2012    2011     2010    2009     2008     2007     2006     2005     2004
----------------------------------------------  ------  ------  ------  -------  -------  ------  -------  -------  -------  -------

DWS DAVIS VENTURE VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 27, 2009)
Unit Value:
  Beginning of Period.........................     N/A     N/A     N/A      N/A    0.820   1.391    1.350    1.192    1.103    1.000
  End of Period...............................     N/A     N/A     N/A      N/A      N/A   0.820    1.391    1.350    1.192    1.103
Number of Units Outstanding at End of Period
 (in thousands)...............................     N/A     N/A     N/A      N/A      N/A  35,633   42,251   46,715   50,725   54,625
DWS GLOBAL EQUITY VIP (CLASS A)
(NAME CHANGED FROM DWS DIVERSIFIED INTERNATIONAL EQUITY VIP (CLASS A)
   ON JULY 15, 2013)
Unit Value:
  Beginning of Period.........................   1.449   1.253   1.445    1.321    1.036   2.052    1.783    1.440    1.276    1.094
  End of Period...............................   1.705   1.449   1.253    1.445    1.321   1.036    2.052    1.783    1.440    1.276
Number of Units Outstanding at End of Period
 (in thousands)...............................   9,521  10,677  12,130   14,704   17,389  20,487   25,700   30,472   34,719   38,352
DWS DREMAN FINANCIAL SERVICES VIP (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY VIP (CLASS A) ON
   SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS STRATEGIC VALUE VIP
   (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE DWS LARGE CAP VALUE
   VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................     N/A     N/A     N/A      N/A      N/A     N/A      N/A    1.322    1.342    1.215
  End of Period...............................     N/A     N/A     N/A      N/A      N/A     N/A      N/A      N/A    1.322    1.342
Number of Units Outstanding at End of Period
 (in thousands)...............................     N/A     N/A     N/A      N/A      N/A     N/A      N/A      N/A   22,892   28,813
DWS SMALL MID CAP VALUE VIP (CLASS A)
(NAME CHANGED FROM DWS DREMAN SMALL MID CAP VALUE (CLASS A) ON
   MAY 1, 2013)
Unit Value:
  Beginning of Period.........................   2.841   2.533   2.735    2.254    1.762   2.685    2.642    2.143    1.971    1.586
  End of Period...............................   3.789   2.841   2.533    2.735    2.254   1.762    2.685    2.642    2.143    1.971
Number of Units Outstanding at End of Period
 (in thousands)...............................  12,226  16,767  18,965   22,245   25,654  29,570   36,991   43,399   54,103   66,158
DWS EQUITY 500 INDEX VIP (CLASS A)
Unit Value:
  Beginning of Period.........................   1.077   0.944   0.940    0.831    0.667   1.077    1.037    0.911    0.883    0.811
  End of Period...............................   1.401   1.077   0.944    0.940    0.831   0.667    1.077    1.037    0.911    0.883
Number of Units Outstanding at End of Period
 (in thousands)...............................  28,210  31,143  35,423   41,778   49,591  56,523   67,369   82,444   96,115  112,590
DWS GLOBAL INCOME BUILDER VIP (CLASS A)
(NAME CHANGED FROM THE DWS BALANCED VIP (CLASS A) ON MAY 1, 2012)
Unit Value:
  Beginning of Period.........................   1.630   1.463   1.505    1.372    1.128   1.574    1.522    1.401    1.362    1.293
  End of Period...............................   1.874   1.630   1.463    1.505    1.372   1.128    1.574    1.522    1.401    1.362
Number of Units Outstanding at End of Period
 (in thousands)...............................  28,113  32,178  36,965   42,897   50,688  60,267   76,991   91,858  112,219  136,894



                                                                               YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012    2011    2010    2009    2008      2007     2006     2005     2004
----------------------------------------------  -------  ------  ------  ------  ------  -------  -------  -------  -------  -------

DWS GLOBAL SMALL CAP VIP (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL OPPORTUNITIES VIP (CLASS A) ON
   MAY 2, 2011; NAME CHANGED FROM THE DWS GLOBAL SMALL CAP
   GROWTH VIP (CLASS A) ON MAY 1, 2014)
Unit Value:
  Beginning of Period.........................    2.108   1.853   2.086   1.670   1.143    2.317    2.149    1.785    1.532    1.260
  End of Period...............................    2.826   2.108   1.853   2.086   1.670    1.143    2.317    2.149    1.785    1.532
Number of Units Outstanding at End of Period
 (in thousands)...............................    7,835   9,450  11,283  13,797  16,008   17,680   21,475   26,819   29,183   31,147
DWS GLOBAL GROWTH VIP (CLASS A)
(NAME CHANGED FROM THE DWS GLOBAL THEMATIC VIP (CLASS A) ON
   MAY 1, 2013)
Unit Value:
  Beginning of Period.........................    1.546   1.322   1.566   1.398   0.986    1.913    1.826    1.423    1.174    1.037
  End of Period...............................    1.862   1.546   1.322   1.566   1.398    0.986    1.913    1.826    1.423    1.174
Number of Units Outstanding at End of Period
 (in thousands)...............................    6,482   9,536  11,120  14,001  15,273   17,181   20,835   24,886   20,131   20,878
DWS GOVERNMENT & AGENCY SECURITIES VIP (CLASS A)
Unit Value:
  Beginning of Period.........................    1.926   1.898   1.791   1.704   1.599    1.545    1.479    1.440    1.424    1.392
  End of Period...............................    1.842   1.926   1.898   1.791   1.704    1.599    1.545    1.479    1.440    1.424
Number of Units Outstanding at End of Period
 (in thousands)...............................   16,876  20,688  25,403  31,755  38,625   46,509   49,953   55,362   65,750   79,487
DWS HEALTH CARE VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A     N/A   1.386   1.299   1.079    1.424    1.276    1.219    1.139    1.055
  End of Period...............................      N/A     N/A     N/A   1.386   1.299    1.079    1.424    1.276    1.219    1.139
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A   6,881   8,112   10,687   12,122   14,794   17,848   20,688
DWS HIGH INCOME VIP (CLASS A)
Unit Value:
  Beginning of Period.........................    2.070   1.827   1.784   1.587   1.150    1.533    1.540    1.414    1.381    1.245
  End of Period...............................    2.203   2.070   1.827   1.784   1.587    1.150    1.533    1.540    1.414    1.381
Number of Units Outstanding at End of Period
 (in thousands)...............................   19,353  22,678  26,256  31,555  38,234   42,139   49,101   67,251   79,756   97,566
DWS INTERNATIONAL VIP (CLASS A)
Unit Value:
  Beginning of Period.........................    0.974   0.818   0.996   0.994   0.755    1.479    1.309    1.054    0.921    0.801
  End of Period...............................    1.154   0.974   0.818   0.996   0.994    0.755    1.479    1.309    1.054    0.921
Number of Units Outstanding at End of Period
 (in thousands)...............................   10,729  12,382  14,431  16,993  19,050   22,039   27,239   31,793   34,104   36,810
DWS JANUS GROWTH & INCOME VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 27, 2009)
Unit Value:
  Beginning of Period.........................      N/A     N/A     N/A     N/A   0.677    1.170    1.113    1.041    0.942    0.857
  End of Period...............................      N/A     N/A     N/A     N/A     N/A    0.677    1.170    1.113    1.041    0.942
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A     N/A     N/A     N/A     N/A   29,908   36,464   43,738   53,123   57,039


                                                                              YEAR ENDED DECEMBER 31ST
                                                ------------------------------------------------------------------------------------
SUB-ACCOUNT                                      2013     2012     2011    2010    2009    2008    2007     2006      2005     2004
----------------------------------------------  -------  -------  ------  ------  ------  ------  -------  -------  -------  -------

DWS JANUS GROWTH OPPORTUNITIES VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON DECEMBER 8,
   2006)
Unit Value:
  Beginning of Period.........................      N/A      N/A     N/A     N/A     N/A     N/A      N/A    0.769    0.724    0.652
  End of Period...............................      N/A      N/A     N/A     N/A     N/A     N/A      N/A      N/A    0.769    0.724
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A      N/A     N/A     N/A     N/A     N/A      N/A      N/A   46,197   53,672
DWS LARGE CAP VALUE VIP (CLASS A)
Unit Value:
  Beginning of Period.........................    2.187    2.020   2.050   1.877   1.518   2.421    2.170    1.907    1.897    1.748
  End of Period...............................    2.823    2.187   2.020   2.050   1.877   1.518    2.421    2.170    1.907    1.897
Number of Units Outstanding at End of Period
 (in thousands)...............................   36,651   44,022  52,236  28,548  33,115  21,030   27,166   33,240   40,803   49,127
DWS MFS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS DREMAN HIGH RETURN EQUITY SERVICES VIP
   (CLASS A) ON SEPTEMBER 15, 2006; NAME CHANGED TO THE DWS STRATEGIC
   VALUE VIP (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO THE DWS
   LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A      N/A     N/A     N/A     N/A     N/A      N/A    0.769    0.724    0.652
  End of Period...............................      N/A      N/A     N/A     N/A     N/A     N/A      N/A      N/A    0.769    0.724
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A      N/A     N/A     N/A     N/A     N/A      N/A      N/A   46,197   53,672
DWS MID CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS SMALL CAP GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.........................      N/A      N/A   1.079   0.855   0.606   1.230    1.152    1.053    0.928    0.906
  End of Period...............................      N/A      N/A     N/A   1.079   0.855   0.606    1.230    1.152    1.053    0.928
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A      N/A     N/A   7,919   8,487   9,812   11,300   13,386   14,814   17,086
DWS MONEY MARKET VIP (CLASS A)
Unit Value:
  Beginning of Period.........................    1.226    1.244   1.261   1.279   1.293   1.278    1.235    1.196    1.180    1.186
  End of Period...............................    1.209    1.226   1.244   1.261   1.279   1.293    1.278    1.235    1.196    1.180
Number of Units Outstanding at End of Period
 (in thousands)...............................   27,093   30,310  34,013  34,513  42,153  59,626   58,844   54,082   61,161   68,139
DWS OAK STRATEGIC EQUITY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON DECEMBER 8, 2006)
Unit Value:
  Beginning of Period.........................      N/A      N/A     N/A     N/A     N/A     N/A      N/A    0.625    0.660    0.661
  End of Period...............................      N/A      N/A     N/A     N/A     N/A     N/A      N/A      N/A    0.625    0.660
Number of Units Outstanding at End of Period
 (in thousands)...............................      N/A      N/A     N/A     N/A     N/A     N/A      N/A      N/A   16,253   20,441
DWS SMALL CAP GROWTH VIP (CLASS A)
Unit Value:
  Beginning of Period.........................    1.273    1.129   1.192   0.934   0.674   1.353    1.292    1.245    1.179    1.077
  End of Period...............................    1.793    1.273   1.129   1.192   0.934   0.674    1.353    1.292    1.245    1.179
Number of Units Outstanding at End of Period
 (in thousands)...............................   21,380   24,295  28,374  17,035  19,899  23,235   27,285   34,660   40,451   42,214


                                                                            YEAR ENDED DECEMBER 31ST
                                            ----------------------------------------------------------------------------------------
SUB-ACCOUNT                                   2013    2012    2011    2010      2009    2008     2007      2006      2005     2004
------------------------------------------  -------  ------  ------  -------  -------  ------  --------  --------  -------  --------

DWS STRATEGIC VALUE VIP (CLASS A)
(MERGED INTO THE DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.....................      N/A     N/A   1.199    1.080    0.874   1.642     1.697     1.449    1.362     1.211
  End of Period...........................      N/A     N/A     N/A    1.199    1.080   0.874     1.642     1.697    1.449     1.362
Number of Units Outstanding at End of
 Period (in thousands)....................      N/A     N/A     N/A   58,791   71,042  84,954   105,329   132,090  132,600   146,873
DWS TECHNOLOGY VIP (CLASS A)
(MERGED INTO THE DWS CAPITAL GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.....................      N/A     N/A   0.942    0.805    0.509   0.960     0.852     0.857    0.838     0.834
  End of Period...........................      N/A     N/A     N/A    0.942    0.805   0.509     0.960     0.852    0.857     0.838
Number of Units Outstanding at End of
 Period (in thousands)....................      N/A     N/A     N/A   21,689   26,337  29,728    37,450    44,278   55,324    64,797
DWS TURNER MID CAP GROWTH VIP (CLASS A)
(MERGED INTO THE DWS SMALL CAP GROWTH VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.....................      N/A     N/A   1.259    0.990    0.669   1.344     1.084     1.032    0.936     0.855
  End of Period...........................      N/A     N/A     N/A    1.259    0.990   0.669     1.344     1.084    1.032     0.936
Number of Units Outstanding at End of
 Period (in thousands)....................      N/A     N/A     N/A   11,200   12,114  13,046    15,311    19,321   22,040    22,412
DWS UNCONSTRAINED INCOME VIP (CLASS A)
(NAME CHANGED FROM THE DWS STRATEGIC INCOME VIP (CLASS A) ON
   SEPTEMBER 22, 2011)
Unit Value:
  Beginning of Period.....................    2.117   1.899   1.829    1.685    1.393   1.531     1.473     1.371    1.358     1.268
  End of Period...........................    2.066   2.117   1.899    1.829    1.685   1.393     1.531     1.473    1.371     1.358
Number of Units Outstanding at End of
 Period (in thousands)....................    9,407  11,506  13,313   15,512   16,099  17,120    21,043    19,739   19,539    20,890
GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND (SERVICE SHARES)
(INVESTMENT OPTION ADDED ON MAY 22, 2012)
Unit Value:
  Beginning of Period.....................    1.047     N/A     N/A      N/A      N/A     N/A       N/A       N/A      N/A       N/A
  End of Period...........................    1.173   1.047     N/A      N/A      N/A     N/A       N/A       N/A      N/A       N/A
Number of Units Outstanding at End of
 Period (in thousands)....................       33       3     N/A      N/A      N/A     N/A       N/A       N/A      N/A       N/A
INVESCO V.I. MANAGED VOLATILITY FUND (SERIES I SHARES)
(NAME CHANED FROM THE AIM V.I. UTILITIES FUND (SERIES I SHARES) ON
   APRIL 30, 2010; NAME CHANED FROM THE INVESCO V.I. UTILITIES FUND
   (SERIES I SHARES) ON APRIL 30, 2014)
Unit Value:
  Beginning of Period.....................    1.182   1.157   1.008    0.961    0.848   1.272     1.069     0.864    0.750     0.616
  End of Period...........................    1.291   1.182   1.157    1.008    0.961   0.848     1.272     1.069    0.864     0.750
Number of Units Outstanding at End of
 Period (in thousands)....................    5,761   6,692   8,095    8,341    9,404  11,320    12,976    14,422   14,983    11,875



                                                                             YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------------------------------------
SUB-ACCOUNT                                     2013    2012    2011    2010    2009    2008      2007     2006      2005     2004
--------------------------------------------  -------  ------  ------  ------  ------  -------  --------  -------  -------  --------

SVS DREMAN FINANCIAL SERVICES PORTFOLIO (CLASS A)
(MERGED INTO THE DWS DREMAN FINANCIAL SERVICES VIP (CLASS A) ON
   FEBRUARY 3, 2006; MERGED INTO THE DWS DREMAN HIGH RETURN
   EQUITY VIP (CLASS A) ON SEPTEMBER 15, 2006; NAME CHANGED TO THE
   DWS STRATEGIC VALUE VIP (CLASS A) ON JUNE 1, 2009; NAME CHANGED TO
   THE DWS LARGE CAP VALUE VIP (CLASS A) ON APRIL 29, 2011)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A     N/A     N/A      N/A       N/A    1.322    1.342     1.215
  End of Period.............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A    1.322     1.342
Number of Units Outstanding at End of Period
 (in thousands).............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A   22,892    28,813
SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER CAPITAL GROWTH PORTFOLIO (CLASS A) ON
   APRIL 29, 2005)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A    0.837     0.834
  End of Period.............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A      N/A     0.837
Number of Units Outstanding at End of Period
 (in thousands).............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A      N/A    26,100
SVS FOCUS VALUE AND GROWTH PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER GROWTH AND INCOME PORTFOLIO (CLASS A) ON
   APRIL 29, 2005)
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A      N/A     1.264
  End of Period.............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A      N/A     1.387
Number of Units Outstanding at End of Period
 (in thousands).............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A      N/A    38,331
SVS INDEX 500 PORTFOLIO (CLASS A)
(MERGED INTO THE SCUDDER VIT EQUITY 500 INDEX PORTFOLIO (CLASS A) ON
   SEPTEMBER 15, 2005; NAME CHANGED TO THE DWS VIT EQUITY 500 INDEX
   VIP (CLASS A))
Unit Value:
  Beginning of Period.......................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A    0.883     0.811
  End of Period.............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A      N/A     0.883
Number of Units Outstanding at End of Period
 (in thousands).............................      N/A     N/A     N/A     N/A     N/A      N/A       N/A      N/A      N/A   112,590
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES)
(CLOSED TO NEW PAYMENT ALLOCATIONS OR TRANSFERS ON NOVEMBER 15, 2010)
Unit Value:
  Beginning of Period.......................    0.890   0.806   0.811   0.716   0.543    0.840     0.790    0.734    0.718     0.686
  End of Period.............................    1.180   0.890   0.806   0.811   0.716    0.543     0.840    0.790    0.734     0.718
Number of Units Outstanding at End of Period
 (in thousands).............................    1,979   2,246   2,743   3,349   3,962    4,323     5,792    7,248    9,175    10,121

                                 APPENDIX E

   DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                          Amount of the withdrawal
        --------------------------------------------------------

            Accumulated Value determined immediately prior to the
                                 withdrawal

EXERCISING THE M-GAP RIDER.

      - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

      - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

      - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.


             CONTRACT                      MINIMUM                          MINIMUM
            ANNIVERSARY                  GUARANTEED                       GUARANTEED
            AT EXERCISE                 BENEFIT BASE                   ANNUAL INCOME(1)
         ----------------              ---------------              ----------------------
                10                        $162,889                          $12,153
                15                        $207,892                          $17,695


          ------------------
          (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 years are available. See "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                       OF

 FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNT OF

                              SEPARATE ACCOUNT KG

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE SCUDDER GATEWAY ELITE PROSPECTUS OF SEPARATE ACCOUNT KG, DATED MAY 1, 2014 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, PO BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-782-8380.




                               DATED MAY 1, 2014







Commonwealth Annuity Scudder Gateway Elite

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                 4

SERVICES                                                                       4

UNDERWRITERS                                                                   5

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                     6

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                    7

PERFORMANCE INFORMATION                                                        8

TAX-DEFERRED ACCUMULATION                                                     14

STATE PREMIUM TAX CHART                                                       15

FINANCIAL STATEMENTS                                                          15

FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY      F-1
AND SEPARATE ACCOUNT KG

                        GENERAL INFORMATION AND HISTORY

The Company's principal office (the "Principal Office") is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282.


Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.

The registered office of Global Atlantic Financial Group Limited is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

Separate Account KG (the "Variable Account") is a separate investment account of Commonwealth Annuity and Life Insurance Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. Several Sub-Accounts of the Variable Account are available under the Scudder Gateway Elite contract (the "Contract"). Each Sub-Account invests exclusively in shares of one of the following portfolios (certain funds may not be available in all States):


==============================================================================================================
AIM VARIABLE INSURANCE FUNDS                                   DWS VARIABLE SERIES II
(INVESCO VARIABLE INSURANCE FUNDS)(SERIES I SHARES)            (CLASS A)
Invesco V.I. Managed Volatility Fund                           DWS Global Equity VIP
                                                               DWS Small Mid Cap Value VIP
THE ALGER PORTFOLIOS                                           DWS Global Income Builder VIP
 (CLASS I-2)                                                   DWS Global Growth VIP
Alger Balanced Portfolio                                       DWS Government & Agency Securities VIP
Alger Capital Appreciation Portfolio                           DWS High Income VIP
                                                               DWS Large Cap Value VIP
DWS INVESTMENT VIT FUNDS                                       DWS Money Market VIP
DWS Equity 500 Index VIP                                       DWS Small Mid Cap Growth VIP
                                                               DWS Unconstrained Income VIP
DWS VARIABLE SERIES I  (CLASS A)
DWS Bond VIP                                                   GOLDMAN SACHS VARIABLE INSURANCE TRUST
DWS Capital Growth VIP                                         (SERVICE SHARES)
DWS Core Equity VIP                                            Goldman Sachs VIT Global Markets Navigator Fund
DWS Global Small Cap Growth VIP
DWS International VIP
=================================================================================================================

                     TAXATION OF THE CONTRACT, THE VARIABLE
                            ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.


                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston, MA 02110.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, Inc. an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, Inc. are located at One Security Benefit Place, Topeka, Kansas, 66636.

EXPERTS. The financial statements of the Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and the financial statements of Separate Account KG of the Company as of December 31, 2013 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

OTHER SERVICE ARRANGEMENTS

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our principal underwriter, Epoch Securities, Inc., may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.05% to 0.25%, and as of the date of this prospectus, we are receiving payments from EACH Fund's service providers. Additionally, certain of the Funds make payments to us or Epoch under their distribution plans (12b-1 plans). The payment rates currently range from 0.16% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to Epoch. Conversely, if the value of the Fund goes down, payments to us or to Epoch would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or Epoch also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.


                                  UNDERWRITERS


Effective May 1, 2008, Epoch Securities, Inc., a Delaware company located at 132 Turnpike Road, Southborough, MA 01772 ("Epoch" or "Underwriter"), became principal underwriter for the Contracts. Epoch is a corporation organized and existing under the laws of the state of Delaware, and is a wholly-owned subsidiary of Global Atlantic (Fin) Company. Epoch is a registered broker-dealer with the SEC and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company has effectively ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.


The Company paid commissions, not to exceed 7.0% of initial purchase payments, to entities that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1.0 % of the Contract's Accumulated Value.

To the extent permitted by FINRA rules, promotional incentives or payments also may be provided to such entities based on the Contract's Accumulated Value sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account, in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to Epoch for the years 2011, 2012 and 2013 were $2,051,266.24, $1,707,119.08 and $1,548,567.45, respectively. No commissions were retained by Epoch for sales of all contracts funded by the Separate Account KG (including contracts not described in the Prospectus) for the years 2011, 2012 and 2013.

           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:


(1)     Accumulation Unit Value -- Previous Valuation Period                               $ 1.135000

(2)     Value of Assets -- Beginning of Valuation Period                                   $5,000,000

(3)     Excess of Investment Income and Net Gains Over Capital Losses                          $1,675

(4)     Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)           0.000335

(5)     Annual Charge (one-day equivalent of 1.40% per annum)                                0.000039

(6)     Net Investment Rate (4) - (5)                                                        0.000296

(7)     Net Investment Factor 1.000000 + (6)                                                 1.000296

(8)     Accumulation Unit Value -- Current Period (1) x (7)                                $ 1.135336


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Annuity Benefit Payment" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Separate Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable fixed period certain annuity options and commutable variable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The commuted value is the present value of remaining payments calculated at 3.5% interest. The determination of the commuted value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the commuted value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.


          ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program from time to time. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:


      -     must be new payments to the Contract, including the initial payment,

      - must be allocated to the Fixed Account, which will be the source account,

      - must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

      -     will receive the enhanced rate while they remain in the Fixed
            Account.



Any new eligible payments made to an existing Enhanced Automatic Transfer program will start a new Enhanced Automatic Transfer program. In this case, the following rules apply:



      - The money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount.

      - The new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

      - A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

                            PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

P(1 + T) (^n)             =    ERV



Where:             P      =    a hypothetical initial payment to the Variable Account of
                               $1,000

                   T      =    average annual total return

                   N      =    number of years

                   ERV    =    the ending redeemable value of the $1,000 payment at the
                               end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

       YEARS FROM DATE OF              CHARGE AS PERCENTAGE OF
       PAYMENT TO DATE OF               NEW PURCHASE PAYMENTS
           WITHDRAWAL                         WITHDRAWN*
       ------------------              -----------------------
          Less than 1                          7%
          Less than 2                          6%
          Less than 3                          5%
          Less than 4                          4%
          Less than 5                          3%
          Less than 6                          2%
          Thereafter                           0%

* Subject to the maximum limit described in the Prospectus.


No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return reflect the deduction of the $35 annual Contract fee.


SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:


   P(1 + T) (^n)          =   EV



   Where:          P      =   a hypothetical initial payment to the Variable Account of
                              $1,000

                   T      =   average annual total return

                   n      =   number of years

                   EV     =   the ending value of the $1,000 payment at the end of the
                              specified period


The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $35 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the Underlying Portfolio charges, the annual Contract fee and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any rider charge.

Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as that in Tables 1A and 1B, respectively; however, the period of time is based on the Underlying Portfolios' lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.




                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2013

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)



                                                                                                             10 YEARS
                                                       SUB-ACCOUNT         FOR YEAR                          (OR SINCE
                                                        INCEPTION            ENDED                           INCEPTION
                                                           DATE            12/31/13         5 YEARS          IF LESS)
                                                       -----------         --------         -------          ---------
Alger Balanced Portfolio                                 11/15/99            3.63            6.90              -0.51
Alger Capital Appreciation Portfolio                     11/15/99            22.82           17.93             7.01
DWS Equity 500 Index VIP                                  9/1/99             19.61           12.79             1.90
DWS Bond VIP                                            12/12/1996          -13.35           -0.29             -3.78
DWS Capital Growth VIP                                   5/11/98             22.29           12.32             2.79
DWS Global Small Cap Growth VIP                           5/6/98             23.56           17.08             5.48
DWS Core Equity VIP                                       5/1/98             24.93           14.77             2.01
DWS International VIP                                     5/6/98             8.22            5.25              0.39
DWS Global Equity VIP                                    11/13/96            7.37            7.05              1.31
DWS Small Mid Cap Value VIP                              11/13/96            22.87           13.44             6.31
DWS Global Income Builder VIP                            11/29/96            4.88            7.27              -0.01
DWS Global Growth VIP                                    5/12/98             9.94            10.45             2.99
DWS Government & Agency Securities VIP                   12/4/96            -13.36           -1.01             -0.71
DWS High Income VIP                                      11/13/96            -3.20           10.92             2.53
DWS Large Cap Value VIP                                  11/13/96            18.59           9.84              1.22
DWS Money Market VIP                                     11/20/96           -10.54           -5.70             -3.81
DWS Small Mid Cap Growth VIP                             12/4/96             30.31           18.85             1.07
DWS Unconstrained Income VIP                              5/1/97            -11.51           4.79              1.71
INVESCO V.I. Managed Volatility Fund                      5/1/01             -0.56           5.18              5.12
Goldman Sachs VIT Global Markets Navigator Fund          5/22/12             2.04             N/A              2.90

                                    TABLE 1B

                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                     FOR PERIODS ENDING DECEMBER 31, 2013

                        SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)



                                                                                                             10 YEARS
                                                                           FOR YEAR                          (OR SINCE
                                                      SUB-ACCOUNT            ENDED                           INCEPTION
                                                     INCEPTION DATE        12/31/13         5 YEARS          IF LESS)
                                                     --------------        --------         -------          ---------
Alger Balanced Portfolio                                11/15/99             13.69           10.24             3.28
Alger Capital Appreciation Portfolio                    11/15/99             33.32           20.69             9.95
DWS Equity 500 Index VIP                                 9/1/99              30.11           15.99             5.62
DWS Bond VIP                                           12/12/1996            -4.37           3.58              0.40
DWS Capital Growth VIP                                  5/11/98              -4.37           3.58              0.40
DWS Core Equity  VIP                                     5/1/98              35.43           17.83             5.80
DWS Global Small Cap Growth VIP                          5/6/98              34.06           19.84             8.41
DWS International VIP                                    5/6/98              18.57           8.86              3.72
DWS Global  Equity VIP                                  11/13/96             17.67           10.49             4.54
DWS Small Mid Cap Value VIP                             11/13/96             33.37           16.54             9.10
DWS Global Income Builder VIP                           11/29/96             15.02           10.70             3.78
DWS Global Growth VIP                                   5/12/98              20.39           13.56             6.02
DWS Government & Agency Securities VIP                  12/4/96              -4.38           2.87              2.84
DWS High Income VIP                                     11/13/96             6.42            13.88             5.87
DWS Large Cap Value VIP                                 11/13/96             29.09           13.20             4.91
DWS Money Market VIP                                    11/20/96             -1.38           -1.33             0.20
DWS Small Mid Cap Growth VIP                            12/4/96              40.81           21.63             5.23
DWS Unconstrained Income VIP                             5/1/97              -2.41           8.21              5.00
INVESCO V.I. Managed Volatility Fund                     5/1/01              9.23            8.76              7.68
Goldman Sachs VIT Global Markets Navigator Fund         5/22/12              12.00            N/A              10.42

                                    TABLE 2A

                          AVERAGE ANNUAL TOTAL RETURNS

                     FOR PERIODS ENDING DECEMBER 31, 2013

                  SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                             10 YEARS
                                                                           FOR YEAR                          (OR SINCE
                                                       PORTFOLIO             ENDED                           INCEPTION
                                                     INCEPTION DATE        12/31/13         5 YEARS          IF LESS)
                                                     --------------        --------         -------          ---------
Alger Balanced Portfolio                                 9/5/89              3.63            6.90              -0.51
Alger Capital Appreciation Portfolio                    1/25/95              22.82           17.93             7.01
DWS Equity 500 Index VIP                                 9/1/99              19.61           12.79             1.90
DWS Bond VIP                                            5/1/1996            -13.35           -0.29             -3.78
DWS Capital Growth VIP                                  7/16/85              22.29           12.32             2.79
DWS Core Equity VIP                                      5/2/94              24.93           14.77             2.01
DWS Global Small Cap Growth VIP                          5/1/96              23.56           17.08             5.48
DWS International VIP                                    5/1/87              8.22            5.25              0.39
DWS Global Equity VIP                                    1/6/92              7.37            7.05              1.31
DWS Small Mid Cap Value VIP                              5/1/96              22.87           13.44             6.31
DWS Global Income Builder VIP                            4/6/82              4.88            7.27              -0.01
DWS Global Growth VIP                                    5/5/98              9.94            10.45             2.99
DWS Government & Agency Securities VIP                   9/3/87             -13.36           -1.01             -0.71
DWS High Income VIP                                      4/6/82              -3.20           10.92             2.53
DWS Large Cap Value VIP                                  5/1/96              18.59           9.84              1.22
DWS Money Market VIP                                     4/6/82             -10.54           -5.70             -3.81
DWS Small Mid Cap Growth VIP                             5/2/94              30.31           18.85             1.07
DWS Unconstrained Income VIP                             5/1/97             -11.51           4.79              1.71
INVESCO V.I. Managed Volatility Fund                     1/3/95              -0.56           5.18              5.12
Goldman Sachs VIT Global Markets Navigator Fund         5/22/12              2.04             N/A              2.61


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                    TABLE 2B

                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                     FOR PERIODS ENDING DECEMBER 31, 2013

                  SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)


                                                                                                             10 YEARS
                                                                           FOR YEAR                          (OR SINCE
                                                       PORTFOLIO             ENDED                           INCEPTION
                                                     INCEPTION DATE        12/31/13         5 YEARS          IF LESS)
                                                     --------------        --------         -------          ---------
Alger Balanced Portfolio                                 9/5/89              13.69           10.24             3.28
Alger Capital Appreciation Portfolio                    1/25/95              33.32           20.69             9.95
DWS Equity 500 Index VIP                                 9/1/99              -4.37           3.58              0.40
DWS Bond VIP                                             5/1/96              -4.37           3.58              0.40
DWS Capital Growth VIP                                  7/16/85              32.79           15.55             6.34
DWS Core Equity VIP                                      5/2/94              35.43           17.83             5.80
DWS Global Small Cap Growth VIP                          5/1/96              34.06           19.84             8.41
DWS International VIP                                    5/1/87              18.57           8.86              3.72
DWS Global  Equity VIP                                   1/6/92              17.67           10.49             4.54
DWS Small Mid Cap Value VIP                              5/1/96              33.37           16.54             9.10
DWS Global Income Builder VIP                            4/6/82              15.02           10.70             3.78
DWS Global Growth VIP                                    5/5/98              20.39           13.56             6.02
DWS Government & Agency Securities VIP                   9/3/87              -4.38           2.87              2.84
DWS High Income VIP                                      4/6/82              6.42            13.88             5.87
DWS Large Cap Value VIP                                  5/1/96              29.09           13.20             4.91
DWS Money Market VIP                                     4/6/82              -1.38           -1.33             0.20
DWS Small Mid Cap Growth VIP                             5/2/94              40.81           21.63             5.23
DWS Unconstrained Income VIP                             5/1/97              -2.41           8.21              5.00
INVESCO V.I. Managed Volatility Fund                     1/3/95              9.23            8.76              7.68
Goldman Sachs VIT Global Markets Navigator Fund         5/22/12              12.00            N/A              9.79


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

YIELD AND EFFECTIVE YIELD - THE DWS MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the DWS Money Market Sub-Account for the seven-day period ended December 31, 2013:



   Yield                          -1.39%
   Effective Yield                -1.38%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The DWS Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:


           Effective Yield = [(base period return + 1) (^365/7) ] - 1

The calculations of yield and effective yield reflect the $35 Contract fee.



                           TAX-DEFERRED ACCUMULATION




                                            NON-QUALIFIED
                                           ANNUITY CONTRACT
                                     (AFTER-TAX CONTRIBUTIONS AND                       CONVENTIONAL
                                        TAX-DEFERRED EARNINGS)                          SAVINGS PLAN
                              ----------------------------------------           -----------------------
                                                      TAXABLE LUMP SUM           AFTER-TAX CONTRIBUTIONS
                              NO WITHDRAWALS            SUM WITHDRAWAL              AND TAXABLE EARNINGS
       Years 10                  $107,946                   $86,448                       $81,693
       Years 20                   233,048                   165,137                       133,476
       Years 30                   503,133                   335,021                       218,082



This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "FEDERAL TAX CONSIDERATIONS" in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 1.25% for mortality and expense risk; 0.15% administration charges; 7% maximum surrender charge; and $35 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)

Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.




                            STATE PREMIUM TAX CHART

                          QUALIFIED        NON-QUALIFIED
    STATE                   PLANS              PLANS
    -----                 ---------        -------------
    California             0.50%*             2.35%*
    Maine                  0.00%              2.00%
    Nevada                 0.00%              3.50%*
    South Dakota           0.00%              1.25%**
    West Virginia          1.00%*             1.00%*
    Wyoming                0.00%              1.00%

-----------
* Taxes will be assessed when annuity benefits commence. We reserve the right to deduct taxes earlier if such taxes are assessed by the state.

**    The Tax Rate is 0.08% on annuity considerations in excess of $500,000


                              FINANCIAL STATEMENTS

Financial Statements are included for Commonwealth Annuity and Life Insurance Company and for its Separate Account KG.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholder of Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying consolidated financial statements of Commonwealth Annuity and Life Insurance Company and its subsidiaries, an indirect wholly-owned subsidiary of Global Atlantic Financial Group Limited, which comprise the consolidated balance sheets as of December 31, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, shareholder's equity, and cash flows for the three years in the period ended December 31, 2013.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company and its subsidiaries at December 31, 2013 and December 31, 2012, and the results of their operations and their cash flows for the three years ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
April 29, 2014

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) CONSOLIDATED BALANCE SHEETS

As of December 31,                                                                                    2013          2012
-----------------------------------------------------------------------------------------------------------------------------
(In millions, except share and per share amounts)
ASSETS
   Investments:                                                                         NOTES
     Available-for-sale fixed maturities at fair value (amortized cost of $11,067       -----
       and $6,564 in 2013 and 2012 respectively)                                         6,8      $    11,419   $     7,140
     Trading fixed maturities at fair value (amortized cost of $1,255 and $454
       in 2013 and 2012, respectively)                                                   8,9            1,273           520
     Commercial mortgage loans (includes mortgage loans carried at fair value of
       $32 and $0 in 2013 and 2012, respectively)                                        6,8              819           386
     Policy loans                                                                         8               738           316
     Other invested assets (includes $391 and $0, respectively, related to variable
       interest entities)                                                                6,8              391             -
                                                                                                  ------------  ------------
       Total investments                                                                               14,640         8,362
                                                                                                  ------------  ------------

   Cash and cash equivalents (includes $4 and $0, respectively, related to variable
     interest entities)                                                                                   984           618
   Accrued investment income                                                                              125            62
   Premiums, accounts and notes receivable, net                                                             5             2
   Reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modified coinsurance and funds withheld coinsurance (includes assets at fair
     value of $1,266 and $0, respectively)                                                13            9,024         6,625
   Value of business acquired                                                             12              425            63
   Deferred policy acquisition costs                                                      12              276           144
   Deferred federal income taxes                                                          10              248             -
   Derivative instruments receivable                                                     6,8              176           168
   Other assets (includes $78 and $0, respectively, related to variable interest          15
     entities)                                                                                            141            56
   Separate account assets                                                                8             3,403         3,180
                                                                                                  ------------  ------------
       Total assets                                                                               $    29,447   $    19,280
                                                                                                  ============  ============
LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits (includes liabilities carried at fair value of $3,110
       and $592 in 2013 and 2012 respectively)                                           8,13     $    13,704   $     5,202
     Outstanding claims and losses (includes liabilities carried at fair value of
       $24 and $8 in 2013 and 2012, respectively)                                        8,13             164           116
     Contractholder deposit funds and other policy liabilities
       (includes liabilities carried at fair value of $121 and $92 in 2013 and 2012,
       respectively)                                                                     8,13           4,106         4,566
                                                                                                  ------------  ------------
       Total policy liabilities and accruals                                                           17,974         9,884
                                                                                                  ------------  ------------

   Derivative instruments payable                                                       6,8,13            333           283
   Collateral on derivative instruments                                                  6,8               44            47
   Securities sold under agreements to repurchase                                         8               621           115
   Deferred federal income taxes                                                          10                -            73
   Dividend payable to shareholder                                                        11                -           150
   Accrued expenses and other liabilities (includes $4 and $0, respectively,
     related to variable interest entities)                                               15              213            86
   Reinsurance payable                                                                    13            5,806         4,537
   Separate account liabilities                                                           8             3,403         3,180
                                                                                                  ------------  ------------
       Total liabilities                                                                          $    28,394   $    18,355
                                                                                                  ------------  ------------
Commitments and contingencies (Notes 16 and 17)

SHAREHOLDER'S EQUITY
Commonwealth Annuity and Life Insurance Company's shareholder's equity:
   Common stock, $1,000 par value, 10,000 shares authorized,
     2,526 shares issued and outstanding                                                          $         3   $         3
   Additional paid-in capital                                                                             815           602
   Accumulated other comprehensive income                                                 20              199           318
   Retained earnings                                                                                       36             2
                                                                                                  --------------------------
       Total Commonwealth Annuity and Life Insurance Company's shareholder's equity                     1,053           925
                                                                                                  ------------  ------------
       Total liabilities and shareholder's equity                                                 $    29,447   $    19,280
                                                                                                  ============  ============

SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 31,                                                   2013             2012             2011
-----------------------------------------------------------------------------------------------------------------------------
(In millions)

REVENUES                                                          NOTES
                                                                  -----
   Premiums                                                         13     $         62   $           44   $           47
   Universal life and investment product policy fees                13              349              205              195
   Net investment income                                            7               294              235              197
   Net realized investment gains
       Total other-than-temporary impairment ("OTTI") losses        7                 -                -                -
                                                                           --------------------------------------------------
       Net OTTI losses recognized in earnings                                         -                -                -
       Net realized capital gains, excluding net OTTI losses
          recognized in earnings                                    7               147               85              102
                                                                           --------------------------------------------------
   Total net realized investment gains                                              147               85              102
   Other income                                                     15               29               20               20
                                                                           --------------------------------------------------
     Total revenues                                                                 881              589              561
                                                                           --------------------------------------------------
BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment expenses     13              716              339              295
   Amortization of policy acquisition costs                         12               91               27               48
   (Gains)/losses on derivative instruments                         6               (40)             247             (133)
   Other operating expenses                                         15               69               70               67
                                                                           --------------------------------------------------
     Total benefits, losses and expenses                                            836              683              277
                                                                           --------------------------------------------------
     Income/(Loss) before federal income taxes                                       45              (94)             284
                                                                           --------------------------------------------------

FEDERAL INCOME TAX EXPENSE
   Current tax expense/(benefit)                                    10              268               74              (53)
   Deferred tax (benefit)/expense                                   10             (257)            (112)             145
                                                                           --------------------------------------------------
     Total federal income tax expense/(benefit)                                      11              (38)              92
                                                                           --------------------------------------------------
Net income/(loss) attributable to Commonwealth Annuity and Life
Insurance Company                                                          $         34              (56)             192
                                                                           ==================================================


SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the Years Ended December 31,                                                2013              2012              2011
-----------------------------------------------------------------------------------------------------------------------------
(In millions)

                                                                         ----------------------------------------------------
Net income/(loss) attributable to Commonwealth Annuity and Life
Insurance Company                                                         $          34                 (56)            192
                                                                         ----------------------------------------------------
Other comprehensive income, before tax:
   Unrealized (losses)/gains on securities for the period                          (104)                541              36
     Less: reclassification adjustment for gains included in net income            (120)                (96)           (101)
                                                                         ----------------------------------------------------
   Unrealized (losses)/gains on available-for-sale securities                      (224)                445             (65)
   Net effect on value of business acquired and deferred acquisition
     costs                                                                           42                 (37)              2
                                                                         ----------------------------------------------------
Other comprehensive (loss)/income, before tax                                      (182)                408             (63)

   Income tax benefit/(expense) related to:
      Net unrealized investment gains/(losses)                                       78                (156)             23
      Net effect on value of business acquired and deferred acquisition
        costs                                                                       (15)                 13              (1)
                                                                         ----------------------------------------------------
         Total income tax benefit/(expense)                                          63                (143)             22
                                                                         ----------------------------------------------------
Other comprehensive (loss)/income, net of tax                                      (119)                265             (41)
                                                                         ----------------------------------------------------
Comprehensive (loss)/income attributable to Commonwealth Annuity and
Life Insurance Company                                                    $         (85)    $           209   $         151
                                                                         ====================================================

SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                          Accumulated                    Total
                                            Additional       Other                      Company
                                  Common     Paid-in     Comprehensive     Retained   Shareholder's
(In millions)                     Stock      Capital         Income        Earnings       Equity
---------------------------------------------------------------------------------------------------

                               --------------------------------------------------------------------
BALANCE AT
DECEMBER 31, 2010               $       3   $     717     $        94     $      61     $     875
                               ====================================================================

Net income

Other comprehensive income -                                                    192           192
  Net unrealized lossses                                          (41)                        (41)
Dividend to shareholder                                                        (160)         (160)
                               --------------------------------------------------------------------
BALANCE AT
DECEMBER 31, 2011               $       3   $     717     $        53     $      93     $     866
                               ====================================================================

Net loss                                                                        (56)          (56)
Other comprehensive income -
  Net unrealized gains                                            265                         265
Dividend to shareholder                          (115)                          (35)         (150)
                               --------------------------------------------------------------------
BALANCE AT
DECEMBER 31, 2012               $       3   $     602     $       318     $       2     $     925
                               ====================================================================

Net income                                                                       34            34
Other comprehensive income -
  Net unrealized losses                                          (119)                       (119)
Dividend to shareholder
Contributions                                     213                                         213
                               --------------------------------------------------------------------
BALANCE AT
DECEMBER 31, 2013               $       3   $     815     $       199     $      36     $   1,053
                               ====================================================================

SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended December 31,                                                       2013              2012              2011
-----------------------------------------------------------------------------------------------------------------------------------
(In millions)

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income/(loss)                                                            $          34       $      (56)     $         192
 Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
   Changes in fair value of trading fixed maturities                                     47              (22)                (8)
   Net realized investment gains                                                       (148)             (85)              (102)
   Non cash derivative activity                                                         480              366               (117)
   Non cash reinsurance recapture gain                                                 (122)               -                  -
   Net accretion and amortization on investments                                       (181)             (93)               (73)
   Net amortization and depreciation                                                     94               27                 48
   Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                                      113               89                 20
   Deferred federal income taxes                                                       (299)             (58)               144
   Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                                 (643)             (93)               113
   Change in deferred acquisition costs                                                 (26)               -                  -
   Change in accrued investment income                                                   17               (3)                12
   Change in policy liabilities and accruals, net                                       315             (109)              (185)
   Change in reinsurance receivable and modified coinsurance                            559              195                 85
   Change in accrued expenses and other liabilities                                     312              (22)                (1)
   Other, net                                                                             -               13                 (3)
                                                                              -----------------  ---------------  -----------------
   Net cash provided by operating activities                                            552              149                125
                                                                              -----------------  ---------------  -----------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from disposals of available-for-sale fixed maturities                     6,220            3,523              2,637
   Proceeds from maturities of available-for-sale fixed maturities                       76               41                 27
   Proceeds from disposals of trading fixed maturities                                  329               93                128
   Proceeds from maturities of trading fixed maturities                                  13                5                  0

   Proceeds from mortgages sold, matured or collected                                   135               43                 39
   Proceeds from disposals of other investments                                         507              536                627
   Reinsurance transactions, net of cash acquired                                       169              698                 27
   Purchase of available-for-sale fixed maturities                                   (5,545)          (3,696)            (2,260)
   Purchase of trading fixed maturities                                                (330)             (70)              (117)
   Purchase of mortgages                                                               (115)               -                  -
   Purchase of other investments                                                       (481)               -                  -
   Other investing activities, net                                                     (726)            (627)              (630)
                                                                              -----------------  ---------------  -----------------
    Net cash provided by investing activities                                           252              546                478
                                                                              -----------------  ---------------  -----------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Settlement of repurchase agreements                                               (1,957)            (694)              (139)
   Proceeds from issuance of repurchase agreements                                    2,463              709                149
   Withdrawals from contractholder deposit funds                                       (794)            (410)              (120)
   Withdrawals from trust instruments supported by funding obligations                    -                -                (16)
   Dividend to shareholder                                                             (150)            (160)              (250)
                                                                              -----------------  ---------------  -----------------
    Net cash used in financing activities                                              (438)            (555)              (376)
                                                                              -----------------  ---------------  -----------------
    Net change in cash and cash equivalents                                             366              140                227
    Cash and cash equivalents, beginning of period                                      618              478                251
                                                                              -----------------  ---------------  -----------------
    Cash and cash equivalents, end of period                                  $         984       $      618       $        478
                                                                              =================  ===============  =================

    Income taxes (paid)/received                                              $         (71)      $      (74)      $         43

SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

Commonwealth Annuity and Life Insurance Company (collectively with its subsidiaries, "the Company") is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts, and is a wholly-owned direct subsidiary of Global Atlantic (Fin) Company, a Delaware company ("Finco"). Finco is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited, a Bermuda company ("Global Atlantic" or "GAFG"). The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products. On April 30, 2013, The Goldman Sachs Group Inc. (collectively with its subsidiaries, "Goldman Sachs") contributed several of its insurance subsidiaries, including the Company, to GAFG, and sold approximately 78% of the ordinary shares of GAFG to third-party investors, none of which owns more than 9.9% of the GAFG ordinary shares. See Note 4 for more information.

2. BASIS OF PRESENTATION

The accompanying audited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, and valuation allowance on deferred tax assets. Although these and other estimates and assumptions are based on the best available information, actual results could differ from those estimates.

The consolidated financial statements include the results of operations and financial position of the Company and its subsidiaries. As of December 31, 2013, the Company directly owned all of the outstanding shares of First Allmerica Financial Life Insurance Company ("FAFLIC") and Accordia Life and Annuity Company ("Accordia"). FAFLIC is a Massachusetts domiciled company that insures and reinsures run-off blocks of fixed annuities, traditional life insurance, universal and variable universal life insurance, group retirement products, variable annuities and an exited accident and health business. Accordia is an Iowa domiciled company that underwrites, markets and distributes indexed universal life, universal life and term life products. See Notes 4 and 21 for information on the acquisition of Accordia.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A. FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments. The Company separates its financial instruments into two categories: cash instruments and derivative contracts. The Company accounts for its financial instruments at fair value, except commercial mortgage loans as discussed below, in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosure." The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. See Notes 6-8 for further information about investments, investment income and gains and losses and fair value measurements respectively.

Cash instruments include U.S. government and federal agency obligations, asset backed, commercial and residential mortgage backed securities ("structured securities"), investment-grade corporate bonds, state, municipal and provincial obligations, mutual funds held in separate accounts, commercial mortgage loans, and other non-derivative financial instruments.

Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter ("OTC") derivatives, or they may be listed and traded on an exchange ("exchange-traded").

The Company has entered into certain OTC derivatives, primarily equity put options, swaps and interest rate swaptions, to manage certain equity market, credit and interest rate risk. These instruments do not qualify for hedge accounting and are carried at fair value with changes reported as a component of net income.

The Company trades equity futures contracts pursuant to an investment management agreement with a subsidiary of its former parent company, Goldman Sachs Asset Management, L.P. ("GSAM"). These exchange-traded futures are traded through a regulated exchange and positions are carried at fair value with changes reported as components of net income. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk to the Company.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Depending on the nature of the derivative transaction, the Company maintains Credit Support Agreements ("CSA") with each counterparty, including affiliates. In general, the CSA sets a minimum threshold of exposure that must be collateralized.

    B. VALUATION OF INVESTMENTS

The Company accounts for its fixed maturity and equity security investments at fair value. Fixed maturities and equity securities may be classified as either available-for-sale or trading. Available-for-sale securities are carried at fair value, with unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholder's equity. Trading securities are carried at fair value, with unrealized gains and losses reported in net investment income. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion is included in net investment income.

Commercial mortgage loans ("CML's") acquired at a premium or discount are carried at amortized cost using the effective interest rate method. CML's held by the Company are diversified by property type and geographic area throughout the United States. CML's are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses ("ALLL") representing potential credit losses embedded in the CML portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors. See Note 6 for further information on CML's.

Policy loans represent loans the Company issues to contractholders which are fully collateralized by the cash surrender value of associated life insurance policies. Policy loans are carried principally at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the associated policy's anniversary date.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under FASB ASC 944-80, "Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long Duration Contracts and for Separate Accounts," are reported as a component of revenues based upon specific identification of the investment assets sold. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under FASB ASC 944-80 accrue to and are borne by the contract holder.

The Company recognizes OTTI for securities classified as available-for-sale in accordance with FASB ASC Topic 320, "Investments-Debt and Equity Securities." At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer's ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered other-than-temporarily impaired and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and non-credit loss. Credit losses are charged to net realized investment losses and non-credit losses are charged to other comprehensive income.

The credit loss component is the difference between the security's amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security's fair value and the present value of its expected future cash flows is the non-credit loss. For corporate bonds both historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g. unemployment rates, housing prices) and loan-specific information (e.g. delinquency rates, loan-to-volume ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business. The Company also invests cash in overnight tri-party reverse repurchase agreements, in which the Company receives investment grade, highly liquid securities as collateral from counterparties. None of these assets are restricted or segregated for specific business reasons.

     D. DAC AND DEFERRED SALES INDUCEMENTS ("DSI")

DAC consists of commissions, ceding commissions and other costs that are directly related to the successful acquisition of new or renewal insurance contracts. The Company defers sales inducements generated by variable annuities that offer enhanced crediting rates or bonus payments.

Acquisition costs related to traditional life products are amortized in proportion to premium revenue recognized. Acquisition costs and sales inducements related to variable annuity products and universal and variable universal life insurance products are amortized in proportion to total estimated gross profits ("EGPs") from investment yields, mortality, surrender charges and expense margins over the deemed economic life of the contracts. DAC and DSI amortization on non-traditional products is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be recognized from these products. Acquisition costs related to the reinsurance of fixed annuities are amortized in proportion to the reduction in contractholder deposit funds.

The carrying amount of DAC is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives. See Note 12 for further information about DAC.

     E. REINSURANCE

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of FASB ASC 944-40, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. There were no amounts deemed uncollectible at December 31, 2013 and 2012, respectively. See Note 13 for further information about reinsurance.

     F. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Certain costs of software developed or obtained for internal use are capitalized and amortized on a straight-line basis over the useful life of the software. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be recoverable in accordance with FASB ASC 360, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company recognizes impairment losses only when the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. In such cases, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     G. VOBA

VOBA represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. VOBA is amortized over the life of the policies in relation to the emergence of EGP's from surrender charges, investment income, mortality net of reinsurance ceded and expense margins and actual realized gain/(loss) on investments. The economic life of the universal life and variable universal life block of policies is estimated at between 30 and 60 years, depending on product and is amortized accordingly. VOBA is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amount.

As a result of the FAFLIC business acquisition, negative VOBA was recognized, reducing the carrying value of the acquired in-force insurance liabilities, except for the Closed Block participating policies ("Closed Block"), to fair value. Since the acquired contracts do not have any future premiums, negative VOBA is amortized in proportion to the change in the underlying reserves.

The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives. See Note 12 for further information about VOBA.

     H. SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable universal life insurance contractholders and certain pension funds. Assets consist principally of mutual funds at fair value. The investment income and gains and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts which are presented as a component of Universal life and investment product policy fees in the Consolidated Statements of Operations. See Note 5 for further information about liabilities for minimum guarantees under ASC 944-80, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and Separate Accounts."

Separate account assets representing contractholder funds are measured at fair value and reported as a summary total in the Consolidated Balance Sheets, with an equivalent summary total reported for related liabilities.

     I. POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for annuity, life, and health insurance policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. The liabilities associated with the FAFLIC Closed Block traditional life insurance policies are determined using a fair value approach. The fair value is computed using a number of assumptions including asset fair values and market participant assumptions for such items as the Company's credit risk, discount rates, expenses, and capital requirements. The liabilities associated with assumed life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.25 % to 11.25 % for annuities and 2.5 % to 6.5 % for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards.

Liabilities for universal life, variable universal life, fixed annuities and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative and surrender charges. Universal life and variable universal life fund balances are also assessed mortality charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values. See
Note 5 for further information about liabilities for minimum guarantees.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on life and health insurance contracts for reported losses and claims adjustment expenses and estimates of losses and claims adjustment expenses incurred but not reported as of the balance sheet date. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. See Note 14 for further information about outstanding claims, losses and loss adjustment expenses.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contractholder deposit funds and other policy liabilities include deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and earnings on their fund balances as of the balance sheet date.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

The Company established liabilities for amounts payable under insurance policies, including traditional life insurance and term life insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate for the respective product. These assumptions include provisions for adverse deviations, are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block-of-business basis. For traditional long duration insurance contracts, assumptions such as morality, morbidity and interest rates are 'locked in' upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the Company to establish premium deficiency reserves. Premium deficiency reserves occur when the gross premiums are lower than the required U.S. GAAP premium to fund the future policyowner benefits. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2.0% to 7.5% and mortality rated guarantee in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

Future policy benefit liabilities for nonparticipating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to the mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2.0% to 7.5%.

Future policy benefit reserves for fixed indexed universal life with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established at inception of the contract and is equal to the total account value less embedded derivative and accreted over the policy's life at a constant rate of interest. Future policy benefits reserves for fixed indexed annuities earning a fixed rate of interest and other deferred annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. For the year ended December 31, 2013, interest credit rates for those products ranges from 2.0% to 5.0% for indexed universal life.

The Company holds additional liabilities for its no lapse guarantees (associated with universal life type products) which are accounted for in accordance with FASB ASC 944-20, Financial Services - Insurance - Insurance Activities (formerly SOP03-1).

Policy and contract claims include amounts payable relating to in course of settlement (ICOS) and incurred but not reported (IBNR) claim liabilities.

ICOS claim liabilities are established for policies when the Company is notified of the death of the policyholder but the claim has not been paid as of the reporting date.

IBNR claim liabilities are determined using studies of past experience and are estimated using actuarial estimates of historical claims expense, adjusted for current trends and conditions. These estimates are continually reviewed and the ultimate liability may vary significantly from the amount recognized, which are reflected in net income in the period in which they are determined.

Changes in policy and contract claims are recorded in Policy benefits, claims, losses and loss adjustment expenses in the Consolidated Statements of Operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     J. PREMIUMS, FEE REVENUES AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid claims, amortization of the value of business acquired and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges.

Revenues for universal life and investment products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life and fixed annuity fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs. See Note 12 for further information on DAC and Note 5 for further information on deferred sales inducements.

     K. CLOSED BLOCK

The Company's wholly-owned subsidiary, FAFLIC, established and began operating a FAFLIC Closed Block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in-force as of FAFLIC's demutualization on October 16, 1995.

The purpose of the FAFLIC Closed Block is to benefit certain classes of policies and contracts for which the Company has a dividend scale payable. Unless the Commonwealth of Massachusetts Commissioner of Insurance (the "Commissioner") consents to an earlier termination, the Closed Block will continue to be in effect until the expiration of in-force Closed Block policies. FAFLIC allocated to the FAFLIC Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block, are reasonably sufficient to support the FAFLIC Closed Block, including provision for payment of policy benefits, certain future expenses and taxes, and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. FAFLIC expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for the FAFLIC Closed Block will be set accordingly.

Although the assets and cash flow generated by the FAFLIC Closed Block inure solely to the benefit of the holders of policies included in the FAFLIC Closed Block, the excess of FAFLIC Closed Block liabilities over FAFLIC Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the FAFLIC Closed Block which may be recognized in income over the period the policies and contracts in the FAFLIC Closed Block remain in-force. In the event that the FAFLIC Closed Block's assets are insufficient to meet the benefits of the FAFLIC Closed Block's benefits, general assets would be utilized to meet the contractual benefits of the FAFLIC Closed Block's policyowners.

The Company elected the fair value option to measure its FAFLIC Closed Block obligations. Profitability attributable to the FAFLIC Closed Block is ultimately paid to the policyholders via policy dividends. As approved by the Massachusetts Division of Insurance on August 1, 2013, the Company's dividend payable formulas are set by the Company's Board of Directors in the first quarter of the calendar year and payable on or about August 1 in that year. A trading fixed maturity portfolio was established to back the FAFLIC Closed Block policy liabilities to match fair value asset and liability movements.

The Company acquired a Closed Block of policies as part of the transaction with Athene Holding Ltd. (See Note 4 for further information). The Indianapolis Life Insurance Company ("ILICO") Closed Block is made up of participating policies, consisting of certain individual life insurance participating policies. The ILICO Closed Block was established September 18, 2000 pursuant to the Indy Life Plan of Conversion and operates in accordance with the Indy Life Closed Block Memorandum.

Insurance policies which had a dividend scale in effect as of the establishment date are included in the ILICO Closed Block. The ILICO Closed Block was designed to give reasonable assurance to owners of insurance policies included therein that assets would be available to maintain the dividend scales and interest credits in effect prior to the reorganization, if the experience underlying such scales and crediting continued. The assets, including related revenue, allocated to the ILICO Closed Block will accrue solely to the benefit of the policyowners included in the ILICO Closed Block until the ILICO Closed Block no longer exists.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company will continue to pay guaranteed benefits under all policies, including policies included in the ILICO Closed Block, in accordance with their terms. In the event that the ILICO Closed Block's assets were insufficient to meet the benefits of the ILICO Closed Block's guaranteed benefits, general assets would be utilized to meet the contractual benefits of the ILICO Closed Block's policyowners.

All assets in the ILICO Closed Block will ultimately be paid out in policyholder benefits. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the ILICO Closed Block liabilities. The full fair value liability of the ILICO Closed Block is the fair value of assets plus the present value of future commissions and expenses determined in the actuarial appraisal model.

Although the assets and cash flow generated by the ILICO Closed Block inure solely to the benefit of the holders of policies included in the ILICO Closed Block, the excess of ILICO Closed Block liabilities over ILICO Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the ILICO Closed Block which may be recognized in income over the period the policies and contracts in the ILICO Closed Block remain in-force.

The Company elected the fair value option on policies making up the ILICO Closed Block. Profitability attributable to the ILICO Closed Block is ultimately paid to the policyholders via policy dividends. Dividend payable formulas are set before the outset of the calendar year, and adverse investment performance does not change the dividend liability to the policyholders. A trading fixed maturity portfolio was established to back the ILICO Closed Block policy liabilities to match fair value asset and liability movements.

The Company also took on certain obligations relating to a Closed Block of business originating from the former Amerus Life Insurance Company ("Amerus"). The Amerus Closed Block has been ceded to the Company on an excess of existing reinsurance basis. The only risk transferred to the Company as of the acquisition date is a tail risk that the assets in the Closed Block are insufficient to pay policyholder liabilities. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is determined equal to the present value of the expenses discounted at current risk free rates with a provision for the Company's own credit. The liability also includes a provision for any cost of capital related to the obligation.

See Notes 8 and 9 for further information about the Company's Closed Blocks.

   L. RECENT ACCOUNTING DEVELOPMENTS

INCLUSION OF THE FED FUNDS EFFECTIVE SWAP RATE (OR OVERNIGHT INDEX SWAP RATE) AS A BENCHMARK INTEREST RATE FOR HEDGE ACCOUNTING PURPOSES (ASC 815): In July 2013, the FASB issued ASU No. 2013-10, "Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes". ASU No. 2013-10 provides new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Additionally, this new guidance removes the restriction on using different benchmark rates for similar hedges. ASU No. 2013-10 is effective prospectively for qualifying new or redesignated hedging relationship entered into on or after July 17, 2013. The adoption did not have a material impact on the Company's financial condition, results of operations or cash flows.

DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES (ASC 210): In December 2011, the FASB issued ASU No. 2011-11, "Balance Sheet (Topic 210) - Disclosures about Offsetting Assets and Liabilities." In February 2013, the FASB issued ASU 2013-01, "Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", which amended ASU No. 2011-1. ASU No. 2013-01 clarifies that ordinary trade receivables and receivables are not in the scope of ASU No. 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse purchase agreements. ASU No. 2011-11 requires disclosure of the effect or potential effect of offsetting arrangements on the Company's financial position as well as enhanced disclosure of the rights of setoff associated with the Company's recognized assets and recognized liabilities. ASU No. 2011-11 and ASU No. 2013-01 were effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Since these amended principles require only additional disclosures concerning offsetting and related arrangements, adoption did not affect the Company's financial condition, results of operations or cash flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PRESENTATION OF AN UNRECOGNIZED TAX BENEFIT WHEN A NET OPERATING LOSS CARRYFORWARD, A SIMILAR TAX LOSS, OR A TAX CREDIT CARRYFORWARD EXISTS (ASC 740):
The FASB issued ASU No.2013-11, "Income taxes (Topic 740): Presentation of Unrecognized Tax Benefit when a Net Operating Loss Carryforward, a similar Tax loss or a Tax Credit exists". The amendments requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carried forward, except to the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date. The unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The amendments are effective for fiscal years and interim periods beginning after December 15, 2013. Adoption of ASU No. 2013-11 is not expected to have a material effect on the Company's financial condition, results of operations or cash flows.

REPORTING OF AMOUNTS RECLASSIFIED OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME (ASC 220): The FASB issued ASU No. 2013-02, "Comprehensive Income (Topic 220):
Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income." The amendments require an entity to report amounts reclassified out of accumulated other comprehensive income, by component, that are reclassified directly to net income in the same reporting period. Adoption of ASU No. 2013-02 did not have an effect on the Company's financial condition, results of operations or cash flows. See Note 20 for the impacts of adoption of ASU No. 2013-02.

TESTING INDEFINITE-LIVED INTANGIBLE ASSETS FOR IMPAIRMENT (ASC 350): The FASB issued ASU No. 2012-02, "Intangibles-Goodwill and Others (Topic 350): Testing indefinite Lived Assets for Impairment", effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that, the indefinite-lived intangible asset is impaired. In this ASU, an entity also has the option to bypass the qualitative assessment and proceed directly to performing the quantitative impairment test. Adoption of ASU No. 2012-02 did not have an effect on the Company's financial condition, results of operations or cash flows.

ACCOUNTING FOR CERTAIN RECEIVE-VARIABLE, PAY-FIXED INTEREST RATE SWAPS - SIMPLIFIED HEDGE ACCOUNTING APPROACH (ASC 815): In January 2014, the FASB issued ASU No. 2014-03, "Derivatives and Hedging (Topic 815): Accounting for Certain Receive-Variable, Pay-Fixed Interest Rate Swaps - Simplified Hedge Accounting Approach." ASU No. 2014-03 addresses concerns of private company stakeholders by providing an additional hedge accounting alternative within Topic 815 for certain types of swaps that are entered into by a private company for the purpose of economically converting a variable-rate borrowing into a fixed-rate borrowing. This additional hedge accounting alternative acts as a practical expedient to qualify for cash flow hedge accounting under Topic 815 if certain conditions are met. ASU No. 2014-03 is effective for annual periods beginning after December 2014, and interim periods within annual periods beginning after December 15, 2015, with early adoption permitted. The Company does not expect the adoption of this new guidance to have a material impact on its financial position, results of operations or cash flows.

OBLIGATIONS RESULTING FROM JOINT AND SEVERAL LIABILITY ARRANGEMENTS FOR WHICH THE TOTAL AMOUNT OF THE OBLIGATION IS FIXED AT THE REPORTING DATE (ASC 405): In February 2013, the FASB issued ASU No. 2013-04, "Liabilities (Topic 405):
Obligations Resulting from Joint and Several Liability Arrangements for Which the total Amount of the Obligation is Fixed at the Reporting Date." ASU No. 2013-04 requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. Additionally, ASU No. 2013-04 requires an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. ASU No. 2013-04 is effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The Company does not expect the adoption of this new guidance to have a material impact on its financial position, results of operations or cash flows.

     M. RECLASSIFICATIONS

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   N. GOODWILL AND OTHER INTANGIBLE ASSETS

As a result of the acquisition of Accordia, the Company recognizes an asset for goodwill which represents the excess of cost over the fair value of net assets. Goodwill is pushed down to the appropriate reporting unit and is tested for impairment at the reporting unit level.

The Company recognizes an intangible asset for state licenses acquired as a result of business combinations. The state license intangibles are not amortized. As of December 31, 2013 and December 31, 2012, the Company state license intangibles were $7 million and $5 million, respectively. The Company has a gross intangible asset of $4 million related to distribution relationships in the form of agents and channels through which the Company sells products. This intangible asset is being amortized over 5 years. Accumulated amortization of the intangible asset was $0.2 million as of December 31, 2013. The Company recorded amortization expense of $0.2 million for the period ended December 31, 2013. Estimated future amortization of the distribution intangible is $1 million for 2014, 2015, 2016 and 2017. See Notes 15 and 21 for more information.

   O. UNEARNED REVENUE RESERVE (URR)

The Company receives certain revenues from universal life insurance products which are deferred to future periods. The amount deferred is equal to the excess of the revenue collected over the ultimate future level of these revenues. A liability for this unearned revenue is established and amortized consistently with the amortization of DAC on similar products. See Note 12 for further information about URR.

   P. VARIABLE INTEREST ENTITY (VIE)

In the ordinary course of business, the Company invests in certain property limited liability companies and other entities subject to VIE analysis under the VIE subsections of ASC 810, Consolidations. The Company analyzes each investment to determine whether it is a VIE, and if so, whether the Company is the primary beneficiary or a significant interest holder based on the qualitative and quantitative assessment. The Company evaluates the design of the entity, the risks to which the entity was designed to expose the variable interest holder and the extent of the Company's control of and variable interest in the VIE. See Notes 4, 6 and 8 for more information.

4. SIGNIFICANT TRANSACTIONS

On October 1, 2013 the Company closed the transaction to assume what was previously the life insurance business of Aviva USA from Athene Holding Ltd. The transaction was consummated through the purchase of a shell company from Athene Holding Ltd. and multiple reinsurance agreements with Aviva Life and Annuity Company ("ALAC") and Aviva Life and Annuity Company of New York ("ALACNY"), both wholly owned subsidiaries of Athene Holding Ltd., and multiple service agreements (together, with the purchase of the shell company and multiple reinsurance agreements, the "Accordia acquisition"). Two wholly owned subsidiaries, Accordia and FAFLIC, assumed the life business from ALAC and ALACNY respectively. The Company accounted for this transaction as a business combination under ASC 805 Business Combinations. See Note 21 for more information.

Effective April 30, 2013, Goldman Sachs restructured its insurance business and contributed several of its insurance subsidiaries, including the Company, to GAFG. The Company became a wholly owned subsidiary of Finco, which is a wholly owned indirect subsidiary of GAFG. As part of the restructuring and contribution, the Company recaptured certain blocks of business it had previously ceded to Goldman Sachs affiliates. Effective April 1, 2013, the Company recaptured approximately $5.0 billion in reserves and received a ceding commission of $39 million from these affiliates. See note 13 for more information.

Effective April 1, 2013, the Company entered into new reinsurance agreements with Commonwealth Annuity and Life Reinsurance Company ("CwA Re") a Bermuda domiciled affiliate. In connection with these new reinsurance agreements, the Company ceded approximately $5.7 billion of reserves and paid a ceding commission of $108 million. The Massachusetts Division of Insurance approved these transactions. See note 13 for more information.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4. SIGNIFICANT TRANSACTIONS (CONTINUED)

On August 12, 2013, the Company, through a consolidated affiliate, ARC Rail 2013-1, LLC ("ARC Rail") a Delaware limited liability company, purchased a portfolio of 3,641 railcars with existing leases for $79 million from a group of companies under common ownership by Perrella Weineberg Partners. Additionally, on August 12, 2013, the Company entered into management servicing agreement with Infinity Asset Management, LLC, a Georgia limited liability company ("Infinity Asset Management") in which Infinity Asset Management will provide management, operating, maintenance and other railcar services for the Company. Infinity Asset Management is an affiliate of Perrella Weineberg Partners.

On April 26, 2013, the Company, through a consolidated affiliate, ARC Finance 2013-1, LLC ("ARC Finance") a Delaware limited liability company, purchased a portfolio of 145 life settlement policies ("LS") and 206 single premium annuities ("SPIA") for $164 million and $198 million, respectively. The Company is required to make scheduled premium payments into the LS in order to receive the death benefit payment associated with the LS upon death of the referenced life. The SPIAs were purchased in conjunction with the LS and are tied to the same referenced lives, whereby the SPIA payments received effectively fund the required LS premium payments discussed previously. Additionally, at separation from GS, the Company purchased 24 LS with an aggregated purchase price of $41 million. This block ("unhedged LS") was not purchased through a consolidated affiliate and does not have SPIAs tied to the referenced lives as a source of funding for the LS. See Notes 6 and 8 for further information.

Effective July 1, 2012, the Company ceded via funds withheld coinsurance, 90% of a block of its fixed annuity business to a Goldman Sachs affiliate, Arrow Reinsurance Company, Limited, a Bermuda domiciled Reinsurance Company ("Arrow Re"). In connection with this transaction, the Company incurred a negative ceding commission of $67 million. The transaction was approved by the Massachusetts Division of Insurance. See Note 13 for further information on reinsurance.

Effective July 1, 2012, the Company entered into an agreement with a third party whereby the Company recaptured a ceded block of universal life business with reserves of approximately $385 million. In connection with this transaction, the Company incurred recapture fees of $44 million. The Company also received approximately $301 million in cash as part of this transaction. See Note 13 for further information on reinsurance.

Effective July 1, 2012, the Company entered into a coinsurance agreement with a third party whereby the Company assumed approximately $1.6 billion of fixed annuity deposit liabilities and received a ceding commission of approximately $161 million. The Company received approximately $1.5 billion of available-for-sale fixed maturities and $272 million of cash. See Note 13 for further information on reinsurance.

Effective June 30, 2012, the Company entered into a coinsurance agreement with a third party whereby the Company assumed approximately $1.5 billion of fixed annuity deposit liabilities and received a ceding commission of approximately $41 million. The Company received approximately $1.2 billion of available-for-sale fixed maturities, $240 million of commercial mortgage loan assets and $125 million in cash. See Note 13 for further information on reinsurance.

Effective July 1, 2011, the Company entered into a coinsurance agreement with a third party whereby the Company assumed approximately $1.5 billion of fixed annuity deposit liabilities and received a ceding commission of approximately $21 million.
The Company received approximately $1.2 billion of available-for-sale fixed maturities, $239 million of commercial mortgage loan assets and $27 million in cash. See Note 13 for further information on reinsurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. LIABILITIES UNDER ASC 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

GUARANTEED MINIMUM DEATH BENEFITS

The Company has issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

The following table summarizes the liability for GMDB contracts reflected in the general account. The GMDB exposure includes reinsurance assumed, however, modified coinsurance is excluded as it provides negligible GMDB reserves and significant account values:

       For the Years Ended December 31,                                    2013           2012
       ----------------------------------------------------------------------------------------

       (IN MILLIONS)

       Beginning balance                                         $          245    $       254
       Provision for GMDB:
                GMDB expense incurred                                        38             39
                Volatility (1)                                              (31)            17
                                                                -------------------------------
                                                                              7             56
       Claims, net of reinsurance:
                Claims from policyholders                                   (52)           (65)
                Claims ceded to reinsurers                                   37             54
                                                                -------------------------------
                                                                            (15)           (11)
       GMDB reinsurance premium                                             (41)           (54)
                                                                -------------------------------
       Ending balance                                            $          196    $       245
                                                                ===============================

 (1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the contract holders.

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2013 and 2012.

   - The projection model uses 500 stochastically scenarios with mean total return ranging from 2% per annum for money market funds to 5% per annum for bond fund to 8% for equities.

   - For equities, one factor local volatility lognormal model was used to generate index returns, whereas on the rates front one factor normal was used.

   - Equity implied volatilities by duration graded from OTC quotes on the front to historical volatilities on the back. For the year ended December 31, 2013, equity volatilities ranged from 11% to 27%, depending on index and term. For rates volatility, risk-neutrals volatilities were used.

   - The mortality assumptions are factors of an industry standard mortality table based on company experience varying by age and gender. Mortality improvement of 1% per year for 10 years is assumed.

   - The full surrender assumption was changed in 2012 to incorporate anti-selective policyholder behavior. Specifically, a dynamic lapse function was incorporated that assumes policyholders are more/less likely to lapse when their guaranteed benefit is more out/in the money. The base (pre dynamic adjustment) lapse assumption is 12%. This dynamic lapse function was developed using the Company's historical behavior.

   - The partial withdrawal rate assumption varies by tax-qualified status and attained age. Total projected partial withdrawals are from 6% - 7% for all years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. LIABILITIES UNDER ASC 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2013 and 2012. The net amount at risk is the death benefit coverage in-force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

December 31,
(in millions, except for contractholder information)                  2013              2012
---------------------------------------------------------------------------------------------
Net deposits paid
   Account value                                              $      3,086      $      2,577
   Net amount at risk                                         $          8      $         13
   Average attained age of contractholders                              65                64
Ratchet (highest historical account value at specified
    anniversary dates)
   Account value                                              $        618      $        593
   Net amount at risk                                         $         35      $         53
   Average attained age of contractholders                              69                69
Roll-up (net deposits accumulated at a specified rate)
   Account value                                              $         31      $         30
   Net amount at risk                                         $         15      $         20
   Average attained age of contractholders                              81                80
Higher of ratchet or roll-up
   Account value                                              $      2,239      $      2,145
   Net amount at risk                                         $        810      $      1,140
   Average attained age of contractholders                              76                76
Total of guaranteed benefits categorized above
   Account value                                              $      5,975      $      5,345
   Net amount at risk                                         $        868      $      1,226
   Average attained age of contractholders                              70                69
     (weighted by account value)                                   118,531           121,968
Number of contractholders

UNIVERSAL LIFE (UL) AND INDEXED UNIVERSAL LIFE (IUL)

The majority of the business assumed from Aviva Life and Annuity Company is Universal Life ("UL") and Indexed Universal Life ("IUL"). That business is governed by ASC 944 FINANCIAL SERVICES - INSURANCE. A portion of the UL business has a no lapse guarantee ("NLG") feature and exhibits a pattern of earnings of profits followed by losses. An additional reserve per ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES is held for the NLG business. Also, a portion of the IUL business is indexed to equity indices. The embedded derivative related to the index is bifurcated and valued per ASC 815-15 DERIVATIVES AND HEDGING-EMBEDDED DERIVATIVES.

ASC 815 requires that all derivative instruments be measured at fair value. Thus, any premiums allocated to indexed strategies are bifurcated into a Host Contract and an Embedded Derivative component, where the Value of the Embedded Derivative ("VED") is fair valued. Policies are re-bifurcated at the end of each index period. The indexed business has index periods of either 5 or 6 years. One year strategies use a series of 5 one year periods and two years strategies have a series of 3 two year periods. As of each index period, the account value is projected to the end of the next index period assuming the future index credits return the amount spent. The account value is also projected to the end of the index period assuming policy interest guarantees. No policy deductions are used. The difference between the indexed accumulation and the guaranteed interest accumulation is determined at each policy anniversary until the end of the index period. These differences are discounted back to the current anniversary date to determine the VED. The discount rate equals the forward treasury curve plus an "own credit spread" reflecting the company's credit rating. The Host Contract is set equal to the policy's accumulated value less the VED. On each valuation date, the current market value of the index is projected forward to the end of the index period assuming future index credits return the amount that is spent. The Host Contract is accumulated to the valuation date using an accrual rate sufficient to bring the Host Contract value to the guaranteed account value by the end of the index period. The ASC 815 reserve on the valuation date is equal to the VED plus the Host Contract value.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. LIABILITIES UNDER ASC 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

The reserve determined under ASC 944 is determined such that the reserve is built up with profits in the early years and released when earnings become negative. A stochastic Asset/Liability Model is used which incorporates the full inventory of assets and the NLG liabilities. 500 interest rate and equity return scenarios are generated using the Goldman Sachs rate generator. These interest rates are used to drive the yield on new investments, as well as dynamic lapse rates which vary based on the relationship between new money rates and current credited rates on the liabilities. All sources of policy holder revenue are used to develop the ASC 944 liability (full assessment approach). For each scenario, a benefit ratio is determined equal to the present value of future benefits due to the NLG feature divided the present value of future assessment. The discount rate used is the same as that used in the DAC calculation which is equal to the credited rate at the time the business was acquired by Accordia. The reserve is determined for any point in time equal to the accumulated value of the assessments times the benefit ratio less the accumulated value of the benefits paid due to the NLG feature. An average of the reserves over all scenarios is determined and used for the ASC 944 reserve.

The specific sources of revenue used in the determination of full assessments are COI's, expense loads, surrender charges collected and investment margin (investment income less amounts credited to the account value).

The benefits taken into account in determining the benefit ratio are the death benefits paid after the account value becomes negative.

The following table shows the balances of the ASC 815 and 944 reserves reported in future policy benefits on the balance sheet:

          December 31,                                       2013
       --------------------------------------------------------------
          (IN MILLIONS)
          ASC 815 reserves - host contract                 $  3,164
          ASC 815 reserves - embedded derivative           $    587
          ASC 944 reserves                                 $    507



GUARANTEED MINIMUM INCOME BENEFIT

The Company previously issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability as of December 31, 2013 was $3 million with a benefit paid of approximately $1 million for the year ended December 31, 2013. The GMIB liability as of December 31, 2012 was $6 million with a benefit paid of approximately $2 million for the year ended December 31, 2012. Similar to the approach employed to value the GMDB reserve, the fair value reserve for the GMIB feature was computed using a risk neutral approach. The reserve was determined by estimating the present value of future GMIB benefits expected to be paid less the present value of future GMIB fees charged to the policyholders, over a range of stochastic scenarios.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments.

The following reflects the changes to the deferred sales inducement asset:

For the years ended December 31,                       2013            2012
----------------------------------------------------------------------------
(IN MILLIONS)
Balance at beginning of year                   $          -   $           -
Acquisition expenses deferred                             1               1
Reinsurance ceded                                        (1)             (1)
                                               -----------------------------
Balance at end of year                         $          -   $           -
                                               =============================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5. LIABILITIES UNDER ASC 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market value adjusted ("MVA") product attributable to a third party was assumed on a modified coinsurance basis. Therefore, the assets related to these liabilities are recorded as a modified coinsurance receivable, which is included within recoverable from reinsurers. See Note 13 for further information on reinsurance.

The Company had the following variable annuities with guaranteed minimum returns:


       December 31,                                    2013            2012
       ------------------------------------------------------------------------
       (IN MILLIONS)
       Account value                             $       13      $       15
       Range of guaranteed minimum return rates  2.8 - 3.5%      2.8 - 3.5%

Account balances of these contracts with guaranteed minimum returns were invested as follows:



     December 31,                                   2013            2012
     --------------------------------------------------------------------
     (IN MILLIONS)
     Asset Type:
        Fixed maturities                  $           22    $         24
        Cash and cash equivalents                      1               2
                                        ---------------------------------
     Total                                $           23    $         26
                                        =================================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENTS

   A. FIXED MATURITIES

The amortized cost and fair value for fixed maturities were as follows:

AVAILABLE-FOR-SALE FIXED MATURITIES
--------------------------------------------------------------------------------------------------------
                                                                   GROSS          GROSS
                                                   AMORTIZED     UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 2013                                    COST          GAINS          LOSSES       VALUE
--------------------------------------------------------------------------------------------------------
(IN MILLIONS)
U.S. Treasury securities and U.S. government
  and agency securities                            $      303    $          8  $       (39)  $      272
States and political subdivision securities             1,084              38          (31)       1,091
Foreign government securities                               7               -           (1)           6
Emerging markets securities                                16               -            -           16
Corporate fixed maturities                              4,589              83          (65)       4,607
Structured securities                                   5,068             398          (39)       5,427
                                                  ------------------------------------------------------
Total available-for-sale fixed maturities          $   11,067     $       527  $      (175)  $   11,419
                                                  ======================================================

AVAILABLE-FOR-SALE FIXED MATURITIES
--------------------------------------------------------------------------------------------------------
                                                                   GROSS          GROSS
                                                   AMORTIZED     UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 2012                                    COST          GAINS          LOSSES       VALUE
--------------------------------------------------------------------------------------------------------
(IN MILLIONS)
U.S. Treasury securities and U.S. government
  and agency securities                            $      441     $      35   $       (4)  $      472
States and political subdivision securitites              454            73           (1)         526
Foreign government securities                               2             0            -            2
Corporate fixed maturities                              2,086           146           (3)       2,229
Structured securities                                   3,581           340          (10)       3,911
                                                  ------------------------------------------------------
Total available-for-sale fixed maturities           $   6,564     $     594   $      (18)  $    7,140
                                                  ======================================================

At December 31, 2013 and 2012, the amortized cost and fair value of the assets on deposit with various state and governmental authorities were $132 million and $142 million, and $140 million and $169 million, respectively.

The Company entered into various derivative and other arrangements that required assets, such as cash and fixed maturities, to be pledged or received as collateral. At December 31, 2013 and 2012, cash and fixed maturities held as collateral were $44 million and $47 million, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Structured securities are included in the category representing their contractual maturity.

The maturity distribution for available-for-sale fixed maturity securities is as follows:


AS OF DECEMBER 31, 2013                   AMORTIZED COST        FAIR VALUE
-------------------------------------------------------------------------------
(IN MILLIONS)
Due in one year or less                 $               86  $             86
Due after one year through five years                  447               459
Due after five years through ten years               1,093             1,120
Due after ten years                                  9,441             9,754
                                        ------------------- -------------------
Total                                   $           11,067  $         11,419
                                        =================== ===================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENTS (CONTINUED)

   B. COMMERCIAL MORTGAGE LOANS

The maturity distribution for commercial mortgage loans is as follows:

AS OF DECEMBER 31, 2013             AMORTIZED COST
-----------------------------------------------------
(IN MILLIONS)
2014                                $             48
2015                                              65
2016                                              18
2017                                              26
2018                                              36
2019 and thereafter                              626
                                  -------------------
   Total                             $           819
                                  ===================

Actual maturities could differ from contractual maturities, because borrowers may have the right to prepay with or without prepayment, penalties and loans may be refinanced.

The Company individually and collectively evaluates all its mortgage loans for impairment. The credit quality indicator for the Company's CML's is an internal measure based on the borrower's ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears as of December 31, 2013. The Company's ALLL allowance was $4 million as of December 31, 2013. There were no loans in arrears and the Company's ALLL allowance was $7 million as of December 31, 2012.

The Company diversifies its commercial mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The following tables present the Company's CML's by geographic region and property type.



AMORTIZED COST AS OF DECEMBER 31,         2013                 2012
-----------------------------------------------------------------------
(IN MILLIONS)
 Pacific                          $           185     $            106
 South Atlantic                               177                  116
 Middle Atlantic                              118                   81
 East North Central                           105                   25
 Mountain                                     101                   30
 West South Central                            43                    -
 West North Central                            41                   11
 Multi-Region                                  25                    2
 East South Central                            13                   11
 New England                                   11                    4
                                  ----------------    -----------------
   Total by Region                $           819     $            386
                                  ================    =================


AMORTIZED COST AS OF DECEMBER 31,         2013                 2012
-----------------------------------------------------------------------
(IN MILLIONS)
Retail                            $           214     $            111
Office Building                               202                  141
Apartment                                     176                   45
Industrial                                     90                    -
Mixed use                                      52                    -
Warehouse                                      49                   69
Hotel/Motel                                    33                    -
Other Commercial                                3                   20
                                  ----------------    -----------------
   Total by Property Type         $           819     $            386
                                  ================    =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENTS (CONTINUED)

C.  DERIVATIVE INSTRUMENTS

The Company manages its risk through the purchase of equity derivative put options, swaps and equity futures used to protect against increases in GMDB liability in the event that the market declines; trading in interest rate derivatives to manage certain guaranteed crediting rate risks; and trading in credit derivatives to manage counterparty risk on reinsurance transactions. In addition, the Company invests in exchange traded futures and options as part of its overall diversification and total return objectives.

The Company has embedded derivatives related to reinsurance contracts that are accounted for on a modified coinsurance basis. Under such arrangements, the ceding company owns the assets backing the liabilities and transfers the investment returns on the pool of assets to the reinsurer; the reinsurer records a "modco" loan receivable for the assets held by the ceding company. An embedded derivative exists because the arrangement exposes the reinsurer to third-party credit risk.

The Company shares in the economic performance of Standard and Poor's call options used to hedge equity indexed life insurance contracts assumed via funds withheld reinsurance.

The Company does not employ hedge accounting.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and the Company's policies and procedures.

The fair value of the derivative assets and liabilities were as follows:

AS OF DECEMBER 2013
---------------------------------------------------------------------------------------------------------------------
(In millions, except number of contracts)                               Derivative      Derivative         Number Of
                                                                          Assets        Liabilities        Contracts
                                                                      -----------------------------------------------
DERIVATIVE CONTRACTS
      Interest rate contracts                                             $        22  $           -               6
      Equity market contracts                                                      23              -         276,358
      Futures contracts                                                            34              5          14,494
      Embedded derivatives- modco loans                                            97  $         328               4
                                                                      -----------------------------------------------
      Gross fair value of derivative contracts                            $       176  $         333         290,862
                                                                      ===============================================
      Funds withheld reinsurance receivable                                     1,266                              3
      Fair value included within total assets                             $     1,442                        290,865
                                                                      ================                ===============

      Embedded derivative- IUL product                                                           587               1
      Fair value included within total liabilities                                     $         920               9
                                                                                       ==============================

As of December 2012
---------------------------------------------------------------------------------------------------------------------
(In millions, except number of contracts)                               Derivative      Derivative         Number of
                                                                          Assets        Liabilities        Contracts
                                                                      -----------------------------------------------
DERIVATIVE CONTRACTS
      Equity market contracts                                             $        22  $           -         571,720
      Interest rate contracts                                                      48              -          13,239
      Foreign currency contracts                                                    0              -               1
      Embedded derivatives- modco loans                                            98            283               4
                                                                      -----------------------------------------------
      Gross fair value of derivative contracts                            $       168  $         283         584,964
                                                                      ===============================================

      Fair value included within total assets                             $       168                        584,964
                                                                      ================                ===============

      Fair value included within total liabilities                                     $         283               4
                                                                                       ==============================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENTS (CONTINUED)

   C. DERIVATIVE INSTRUMENTS (CONTINUED)

The derivative gains and losses for the year ended December 31, 2013 are reported as follows:

                                                                                                     Amount of (loss)/gain
                                                  Location of gain/(loss) recognized in             recognized in income on
Derivative contracts                              income on derivatives                                   derivatives
--------------------------------------------------------------------------------------------------------------------------------
General account derivatives                       Net realized investment gains/(losses)                        $            15
Foreign Currency Forwards                         Net realized investment (losses)/gains                                     (2)
                                                                                                               -----------------
                                                                                                                             13
                                                                                                               -----------------
GMDB product derivatives                          (Losses)/gains on derivative instruments                                 (249)
Credit Default Swaps                              (Losses)/gains on derivative instruments                                   (6)
Embedded derivatives- modco loans                 Gains/(losses) on derivative instruments                                  295
                                                                                                               -----------------
                                                                                                                             40
                                                                                                               -----------------
                                                                                                                $            53
                                                                                                               =================


The derivative gains and losses for the year ended December 31, 2012 are reported as follows:

                                                                                                     Amount of gain/(loss)
                                                  Location of gain/(loss) recognized in             recognized in income on
Derivative contracts                              income on derivatives                                   derivatives
--------------------------------------------------------------------------------------------------------------------------------
General account derivatives                       Net realized investment gains/(losses)                        $           (2)
                                                                                                               -----------------
GMDB product derivatives                          Gains/(losses) on derivative instruments                                (119)
Embedded derivatives - modco loans                Gains/(losses) on derivative instruments                                (128)
                                                                                                               -----------------
                                                                                                                          (247)
                                                                                                               -----------------
Total Losses                                                                                                    $         (249)
                                                                                                               =================

The derivative gains and losses for the year ended December 31, 2011 are reported as follows:

                                                                                                     Amount of gain/(loss)
                                                  Location of gain/(loss) recognized in             recognized in income on
Derivative contracts                              income on derivatives                                   derivatives
--------------------------------------------------------------------------------------------------------------------------------
General account derivatives                       Net realized investment gains/(losses)                        $             3
                                                                                                               -----------------
Foreign currency swap                             Gains/(losses) on derivative instruments                                    1
GMDB product derivatives                          Gains/(losses) on derivative instruments                                   20
Credit default swaps                              Gains/(losses) on derivative instruments                                   (1)
Embedded derivatives - modco loans                Gains/(losses) on derivative instruments                                  113
                                                                                                               -----------------
                                                                                                                            133
                                                                                                               -----------------
Total Gains                                                                                                     $           136
                                                                                                               =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENTS (CONTINUED)

   D. OTHER-THAN-TEMPORARY IMPAIRMENT

The table below presents a rollforward of the cumulative credit loss component of OTTI impairment losses recognized in earnings on fixed maturity securities still held by the Company at December 31, 2013 and 2012, respectively, for which a portion of the OTTI losses were recognized in other comprehensive income:

                                                                                             2013             2012
                                                                                       -------------     -------------
(IN MILLIONS)
BALANCE AT BEGINNING OF YEAR                                                           $          4      $          4

Additions:
Initial impairments - credit loss OTTI recognized on securities not previously
   impaired                                                                                       -                 -

Reductions:
Due to sales (or maturities, pay downs or prepayments) during the period of
securities previously credit loss OTTI impaired                                                   -                 -
                                                                                       -------------     -------------
Balance at end of year                                                                 $          4      $          4
                                                                                       =============     =============


   E. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's available-for-sale fixed maturities that have been continuously in an unrealized loss position.

-----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                                     GROSS                                   NUMBER OF
(In millions, except number of securities)          UNREALIZED          FAIR            SECURITIES WITH GROSS
                                                      LOSSES           VALUE              UNREALIZED LOSSES
-----------------------------------------------------------------------------------------------------------------
Investment grade fixed maturities (1):
  0-12 months                                   $           100  $         2,030                 380
  Greater than 12 months                                     32              134                  16
                                                -----------------------------------------------------------------
Total investment grade fixed maturities         $           132  $         2,164                 396
                                                -----------------------------------------------------------------
Below investment grade fixed maturities:
  0-12 months                                   $            43  $         1,071                 155
  Greater than 12 months                                      -                -                   -
                                                -----------------------------------------------------------------
Total below investment grade fixed maturities                43            1,071                 155
                                                -----------------------------------------------------------------
Total fixed maturities                          $           175  $         3,235                 551
                                                =================================================================

 (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $69 million at December 31, 2013. The Company's intent is to hold the securities until anticipated recovery above book values.

-----------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                                     GROSS                                   NUMBER OF
(In millions, except number of securities)          UNREALIZED          FAIR            SECURITIES WITH GROSS
                                                      LOSSES           VALUE              UNREALIZED LOSSES
-----------------------------------------------------------------------------------------------------------------
Investment grade fixed maturities (1):
  0-12 months                                   $            13  $           611                 82
  Greater than 12 months                                      1               17                 14
                                                -----------------------------------------------------------------
Total investment grade fixed maturities         $            14  $           628                 96
                                                -----------------------------------------------------------------
Below investment grade fixed maturities:
  0-12 months                                   $             3  $           201                 30
  Greater than 12 months                                      1               16                  7
                                                -----------------------------------------------------------------
Total below investment grade fixed maturities                 4              217                 37
                                                -----------------------------------------------------------------
Total fixed maturities                          $            18  $           845                 133
                                                =================================================================

 (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $5 million at December 31, 2012.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENTS (CONTINUED)

      F. VARIABLE INTEREST ENTITY

In August 2013, the company formed a VIE, ARC Rail, which purchased $79 million of railroad assets. The entity was created solely for the purpose of acquiring and leasing the railroad assets. As the primary beneficiary of the Railcar VIE, the Company consolidates the results of the Railcar VIE.

In April 2013, the Company formed a VIE, ARC Finance, which purchased $164 million of LS assets and $198mm of SPIA assets. The entity was created solely for the purpose of issuing notes backed by the cash flows of the underlying LS and SPIA assets. As the primary beneficiary of the ARC Finance VIE, the Company consolidates the results of the ARC Finance VIE.

Through April 2011, the Company, through its subsidiary FAFLIC, held a Guaranteed Investment Contract through Allmerica Global Funding ("AGF"), a Cayman Islands based entity. AGF was formed as a special purpose vehicle solely for the purposes of issuing debt instruments to third party investors and used the proceeds to purchase investment contracts from the Company. AGF had one medium term note outstanding as of December 31, 2010 for $16 million with a 6.0% fixed rate, which was issued in June 1999 and matured on April 12, 2011. AGF was a VIE and was consolidated within the Company as the Company was the primary beneficiary.


                CONSOLIDATED VIES                           FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
                                                            2013                          2012
                                                                  TOTAL                          TOTAL
                                                 TOTAL ASSETS  LIABILITIES      TOTAL ASSETS  LIABILITIES
                                                 ---------------------------------------------------------
   ARC Rail                                       $       82    $        4      $         -   $         -
   ARC Finance                                           391             -                -             -
                                                 ---------------------------------------------------------
         Total                                    $      473    $        4      $         -   $         -
                                                 ==========================================================

     G. INVESTMENTS IN LIFE SETTLEMENTS (LS)

The Company's investments in LS are accounted for under the investment method. The following table presents additional information regarding the LS investments.


                                       DECEMBER 31, 2013
                          NUMBER OF      CARRYING       DEATH BENEFIT
                          CONTRACTS        VALUE           PAYOUT
                                        $ MILLIONS       $ MILLIONS
                        ------------------------------------------------
   2014 to 2017               -         $        -       $          -
   2018                       7                 17                 21
   Thereafter               156                389                521
                        ------------------------------------------------
         Total              163         $      406       $        542
                        ================================================

At December 31, 2013, the anticipated life insurance premiums required to keep the LS contracts in force are $14 million in 2014 through 2016, $15 million in 2017, and $14 million in 2018. A majority of the anticipated LS premium payments are expected to be funded by incoming SPIA payments tied to the same reference lives.

     H. OTHER

The Company had the following concentration of investments at fair value that exceeded 10% of shareholder's equity. The table below excludes residential mortgage-backed securities issued by individual sponsors:


       As of December 31,                                2013            2012
       Issuer Name
       -----------------------------------------------------------------------
       (IN MILLIONS)
       U.S. Treasury and Strips                 $         221    $        406
       FREMF Mortgage                                     131               -
       California State Revenue Bonds                     119               -
       Bank of America Large Loan                           -             124

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7. INVESTMENT INCOME AND GAINS AND LOSSES

   A. NET INVESTMENT INCOME

The components of net investment income were as follows:


For the Years Ended December 31,                                         2013          2012          2011
--------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities - interest and other income                            $     485       $   301   $       226
Fixed maturities - change in fair value on trading securities                 (47)           22             8
Commercial mortgage loans                                                      22             9             6
Policy loans                                                                   27            21            21
Modified coinsurance interest income                                           79            66            65
Short-term investments and miscellaneous income/(loss)                          2            18             -
                                                                     -----------------------------------------
   Gross investment income                                                    568           437           326
  Less: Modified coinsurance interest expense                                (138)         (138)         (122)
  Less: Funds withheld interest expense                                      (115)          (54)             -
  Less: Funds withheld policy loan interest                                    (4)             -             -
  Less: Investment expenses                                                   (17)          (10)           (7)
                                                                     -----------------------------------------
Net investment income                                                   $     294      $    235    $      197
                                                                     =========================================


The Company had no fixed maturities on non-accrual status at December 31, 2013, 2012 or 2011. The Company had no fixed maturities which were non-income producing at December 31, 2013, 2012 or 2011

   B. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized gains and (losses) on investments were as follows:

For the Years Ended December 31,                                         2013        2012        2011
------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Available-for-sale fixed maturities (1)                              $     120     $    95  $    101
Trading fixed maturities                                                    15          (5)        1
Commercial mortgage loans                                                    -           -        (1)
Affiliate secured note                                                       -           1         -
Other investments                                                           13          (2)        1
                                                                  ------------------------------------
    Gross realized investment gains                                        148          89       102
Less: Amortization of modco                                                 (1)         (4)        -
                                                                  ====================================
     Net realized investment gains                                         147          85       102
                                                                  ====================================

(1) The Company had no other-than-temporary impairments in 2013 and 2012. The Company recognized other-than-temporary impairments of $0.2 million in 2011.

The proceeds from voluntary sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses on those sales were as follows:

                                    PROCEEDS FROM
                                      VOLUNTARY     GROSS       GROSS
For the Years Ended December 31,        SALES       GAINS      LOSSES
-------------------------------------------------------------------------
(IN MILLIONS)
2013
Fixed maturities                        $  4,563   $    127   $       29

2012
Fixed maturities                        $  3,523   $     28   $        5

2011
Fixed maturities                        $  2,415   $    115   $       14

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1 Inputs are unadjusted quoted prices in active markets to which the Company had access at the measurement date for identical, unrestricted assets and liabilities.

Level 2 Inputs to valuation techniques are observable either directly or indirectly.

Level 3 One or more inputs to valuation techniques are significant and unobservable.

The following tables set forth by level within the fair value hierarchy financial assets and liabilities accounted for at fair value under FASB ASC 820 as of December 31, 2013 and 2012. As required by FASB ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.


DECEMBER 31, 2013 (IN MILLIONS)                               LEVEL 1       LEVEL 2        LEVEL 3         TOTAL
---------------------------------------------------------------------------------------------------------------------
Financial Assets
   Available-for-sale fixed maturities
      U.S. treasury,government and agency securities        $         221  $        51   $           -  $         272
      States and political subdivision securities                       -        1,091               -          1,091
      Foreign government securities                                     -            6               -              6
      Emerging market securities                                        -           16               -             16
      Corporate fixed maturities                                        -        4,607               -          4,607
      Structured securities                                             -        5,427               -          5,427
                                                            ---------------------------------------------------------
            Total available-for-sale fixed maturities                 221       11,198               -         11,419
                                                            ---------------------------------------------------------

   Trading fixed maturities
      U.S. treasury,government and agency securities        $           6  $         -   $           -  $           6
      States and political subdivision securities                       -           88               -             88
      Corporate fixed maturities                                        -          945               -            945
      Structured securities                                             -          234               -            234
                                                            ---------------------------------------------------------
            Total trading fixed maturities                              6        1,267               -          1,273
                                                            ---------------------------------------------------------
   Derivative instruments receivable
      Interest rate contracts                                           -           22               -             22
      Equity market contracts                                           -           23               -             23
      Futures contracts                                                34            -               -             34
      Embedded derivatives - modco loans                                -            -              97             97
                                                            ---------------------------------------------------------
          Total derivative instruments receivable                      34           45              97            176
                                                            ---------------------------------------------------------
      Separate account assets                                       3,403            -               -          3,403
      Funds withheld reinsurance receivable                             -        1,266               -          1,266
      Commercial mortgage loans                                         -           32               -             32
                                                            =========================================================
      Total assets at fair value                            $       3,664  $    13,808   $          97  $      17,569
                                                            =========================================================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

DECEMBER 31, 2013 (IN MILLIONS)                                  LEVEL 1       LEVEL 2       LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------------------
Financial Liabilities
      Foreign currency contracts                             $         5   $         -   $         -   $          5
      Embedded derivatives                                             -           231            97            328
      FAFLIC Closed Block policy liabilities                           -             -           638            638
      ILICO Closed Block policy liabilities                            -             -           862            862
      Amerus Closed Block policy liabilities                           -             -            58             58
      Embedded derivative- IUL product                                 -             -           587            587
      Policyholder liabilities                                         -             -         1,110          1,110
                                                            --------------------------------------------------------
      Total liabilities at fair value                        $         5   $       231   $     3,352   $      3,588
                                                            ========================================================

DECEMBER 31, 2012 (IN MILLIONS)                                  LEVEL 1       LEVEL 2       LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------------------
Financial Assets
   Available-for-sale fixed maturities
      U.S. treasury, government and agency securities        $       406   $        66   $         -   $        472
      States and political subdivision securities                      -           526             -            526
      Emerging market securities                                       -             2             -              2
      Corporate fixed maturities                                       -         2,229             0          2,229
      Structured securities                                            -         3,911             -          3,911
                                                            --------------------------------------------------------
            Total available-for-sale fixed maturities                406         6,734             0          7,140
                                                            --------------------------------------------------------

   Trading fixed maturities
      U.S. treasury, government and agency securities                  7             -             -              7
      States and political subdivision securities                      -            32             -             32
      Corporate fixed maturities                                       -           335             -            335
      Structured securities                                            -           146             -            146
                                                            --------------------------------------------------------
            Total trading fixed maturities                             7           513             -            520
                                                            --------------------------------------------------------
   Derivative instruments receivable
      Interest rate contracts                                          -            48             -             48
      Equity market contracts                                          -            21             1             22
      Foreign Currency Contracts                                       -             -             -              0
      Embedded derivatives - modco loan                                -             -            98             98
                                                            --------------------------------------------------------
            Total derivative instruments receivable                    -            69            99            168
                                                            --------------------------------------------------------
      Separate account assets                                      3,180             -             -          3,180
                                                            --------------------------------------------------------
      Total assets at fair value
                                                             $     3,593   $     7,316   $        99   $     11,008
                                                            ========================================================

Financial Liabilities
      Embedded derivatives                                   $         -  $        185   $        98   $        283
      FAFLIC Closed Block policy liabilities                           -             -           692            692
                                                            --------------------------------------------------------
      Total liabilities at fair value                        $         -  $        185   $       790   $        975
                                                            ========================================================

CASH INSTRUMENTS
The Company's cash instruments are generally classified within Level 1 or Level 2, except for insurance liabilities which are classified within Level 3.

LEVEL 1 CASH INSTRUMENTS:

Level 1 cash instruments include U.S. Treasury, agency and government guaranteed fixed maturity securities, foreign government securities, short term money market securities and mutual funds held in separate accounts. Level 1 instruments are valued using quoted market prices for identical unrestricted instruments in active markets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 2 CASH INSTRUMENTS:

Level 2 cash instruments include fixed maturity securities for which quoted market prices from active markets are not available. Level 2 cash instruments are priced using observable inputs, which can be verified to quoted prices, recent trading activity for identical or similar instruments, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations and the relationship of recent market activity to the prices provided from alternative pricing sources. The Company does not make valuation adjustments to level 2 instruments.

At December 31, 2013 and December 31, 2012, structured securities were valued using observable inputs and, accordingly, are included in Level 2.

LEVEL 3 CASH INSTRUMENTS:

Level 3 cash instruments have one or more significant valuation inputs that are not observable. Absent evidence to the contrary, Level 3 investments are initially valued at transaction price, which is considered to be the best initial estimate of fair value. Subsequently, the Company uses other methodologies to determine fair value, which vary based on the type of instrument.

Valuation inputs and assumptions are changed when corroborated by substantive observable evidence, including values realized on sales of Level 3 assets.

DERIVATIVE CONTRACTS

LEVEL 1 DERIVATIVE CONTRACTS:

Level 1 derivatives include exchange traded futures as they are actively traded and are valued at their quoted market price.

LEVEL 2 DERIVATIVE CONTRACTS:

Level 2 derivatives include most types of derivative instruments utilized by the Company and include derivatives for which all significant valuation inputs are corroborated by market evidence. These derivative contracts are principally valued using an income approach. The Company calculates the fair value of derivative assets by discounting future cash flows at a rate that incorporates counterparty credit spreads and the fair value of derivative liabilities by discounting future cash flows at a rate that incorporates the Company's own credit spreads.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence.

INTEREST RATE DERIVATIVES. Valuations for non-option based derivatives are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and repurchase rates. Valuations for option based derivatives are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

FOREIGN CURRENCY DERIVATIVES. Prices for currency derivatives based on the exchange rates of leading industrialized nations, including those with longer tenors, are generally transparent.

EQUITY MARKET DERIVATIVES. Exchange traded and OTC equity derivatives generally have observable market prices, except for contracts with long tenors or reference prices that differ significantly from current market prices.

CREDIT DERIVATIVES. Credit derivatives are valued using inputs that may include credit correlation, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

LEVEL 3 DERIVATIVE CONTRACTS:

Level 3 derivatives include credit derivatives and equity market derivatives, which are valued as described in Level 2 but have significant unobservable inputs and also includes embedded derivatives which are principally valued using an income approach as explained in detail below. For Level 3 equity derivatives, significant Level 3 inputs generally include equity volatility inputs for options that are very long-dated. Valuations are based on present value techniques, which may utilize the swap yield curve and the spot equity and bond index level with significant unobservable inputs.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

FAIR VALUE OF OTHER ASSETS AND LIABILITIES

SIGNIFICANT UNOBSERVABLE INPUTS

The tables below present the ranges of significant unobservable inputs used to value the Company's Level 3 financial assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of financial asset and liability. Weighted averages in the tables below are calculated by weighting each input by the relative fair value of the respective financial instruments. The ranges and weighted averages of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one financial asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company's Level 3 financial assets and liabilities.

---------------------------------------------------------------------------------------------------------------------------
                               LEVEL 3 ASSETS AS                                         RANGE OF SIGNIFICANT UNOBSERVABLE
                               OF DECEMBER 2013        VALUATION TECHNIQUES AND           INPUTS (WEIGHTED AVERAGE) AS OF
LEVEL 3 FINANCIAL ASSETS         (IN MILLIONS)      SIGNIFICANT UNOBSERVABLE INPUTS                DECEMBER 2013
---------------------------------------------------------------------------------------------------------------------------
Embedded derivatives - modco          $97         Discounted cash flows                  Discounted cash flows
loans                                                  -   Duration/WAL                      -  0.1   to   26.1  (weighted
                                                       -   Contract-holder                      average is 8.1)
                                                           persistency                       -  7.2%  to  12.5%  (weighted
                                                                                                average is 10.1%)
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                    LEVEL 3
                               LIABILITIES AS OF                                         RANGE OF SIGNIFICANT UNOBSERVABLE
                                 DECEMBER 2013         VALUATION TECHNIQUES AND           INPUTS (WEIGHTED AVERAGE) AS OF
LEVEL 3 FINANCIAL LIABILITIES    (IN MILLIONS)      SIGNIFICANT UNOBSERVABLE INPUTS               DECEMBER 2013
---------------------------------------------------------------------------------------------------------------------------
Embedded derivatives - funds          $97         Discounted cash flows                Discounted cash flows
withheld                                               -   Duration/WAL                      -  0.1   to   26.1  (weighted
                                                       -   Contract-holder                      average is 8.1)
                                                           persistency                       -  7.2%  to  12.5%  (weighted
                                                                                                average is 10.1%)
---------------------------------------------------------------------------------------------------------------------------
Embedded derivative - IUL            $587         FAS 133.  Policy persistency is the  0.5%-10% (Weighted average is 2.5%)
product                                           significant unobservable input.
---------------------------------------------------------------------------------------------------------------------------
FAFLIC Closed Block policy           $638         Discounted Cash Flows                Discounted Cash Flows
liabilities                                            -   Mortality rate                   -   3% to 5%
                                                       -   Surrender rate                   -   3% to 4%
---------------------------------------------------------------------------------------------------------------------------
ILICO Closed Block policy            $862         Fair value of closed block assets    The range of expenses is $60-$100
liabilities                                       plus present value of expenses paid  per policy.  The weighted average
                                                  from the open block plus the cost    is $78 per policy increased by
                                                  of capital held in support of the    inflation plus an additional
                                                  liabilities.  Unobservable inputs    $72/policy to cover conversion
                                                  are a market participant's view of   costs in the two years following
                                                  the expenses, a risk margin on the   acquisition. The range of the risk
                                                  uncertainty of the level of          margin is 10%-200%.  The weighted
                                                  expenses, and a cost on the capital  average is 142%.  The range of the held in support of the liabilities.  cost of capital is 10%-20% over the risk free rate.  The weighted
                                                                                       average is 15.1% over the risk free
                                                                                       rate.
---------------------------------------------------------------------------------------------------------------------------

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                    LEVEL 3
                               LIABILITIES AS OF                                         RANGE OF SIGNIFICANT UNOBSERVABLE
                                 DECEMBER 2013         VALUATION TECHNIQUES AND           INPUTS (WEIGHTED AVERAGE) AS OF
LEVEL 3 FINANCIAL LIABILITIES    (IN MILLIONS)      SIGNIFICANT UNOBSERVABLE INPUTS               DECEMBER 2013
---------------------------------------------------------------------------------------------------------------------------
Amerus Closed Block policy            $58         Present value of expenses paid from  The range of expenses is $60-$100
liabilities                                       the open block plus the cost of      per policy. The weighted average
                                                  capital held in support of the       is $80 per policy increased by
                                                  liabilities.  Unobservable inputs    inflation plus an additional
                                                  are a market participant's view of   $72/policy to cover conversion
                                                  the expenses, a risk margin on the   costs in the two years following
                                                  uncertainty of the level of          acquisition. The range of the risk
                                                  expenses, and a cost of capital on   margin is 10%-200%.  The weighted
                                                  the capital held in support of the   average is 102%.  The range of the
                                                  liabilities                          cost of capital is 10%-20%.  The
                                                                                       weighted average is 15.1%
---------------------------------------------------------------------------------------------------------------------------
Policyholder liabilities            $1,110        Present value of risk loaded         The persistency, mortality and
assumed                                           liability cash flows.  Unobservable  expense assumptions are based on
                                                  inputs include a market              company experience.  The range of
                                                  participant's view of policy         risk loadings is from .5% to 1000%
                                                  persistency, mortality, the          percent of the company's
                                                  expenses incurred to administer the  experience.  The weighted average
                                                  business, and the risk loadings      varies by product type and
                                                  which reflect the riskiness of the   assumption and reflects the
                                                  cash flows.                          riskiness of the cash flows
---------------------------------------------------------------------------------------------------------------------------

INDEXED UNIVERSAL LIFE (IUL) DERIVATIVES

The Company has an embedded derivative liability related to fixed indexed universal life policies where the returns are linked to the performance of a specified market index, subject to participation rates and caps. The Company participates in the economics of call options as discussed in Note 6. The change in the fair value of the embedded derivative is linked to the performance of the equity option.

EMBEDDED DERIVATIVES RELATED TO GUARANTEED MINIMUM BENEFITS

These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

FAFLIC CLOSED BLOCK POLICY LIABILITIES

The fair value of the FAFLIC Closed Block policy liabilities is calculated as the sum of the fair value of FAFLIC Closed Block assets, an adjustment to the fair value of FAFLIC Closed Block assets for non-performance risk, fair value of the FAFLIC Closed Block maintenance expenses, and a risk margin based on the cost of holding capital to back the FAFLIC Closed Block.

The estimated fair value for the provision for maintenance expense is determined by calculating the annual cost associated with administering the applicable policies, including servicing costs as well as provisions for overhead, both adjusted for inflation. The annual cost is discounted at a fair value rate, approximating risk free, with a provision for non-performance risk.

The estimated fair value of the provision for cost of capital is determined by calculating an annual cost inherent in having to hold risk capital to back the business. This amount is generally determined by using standard regulatory metrics to determine how much capital should be held. The amount of capital held is reduced by the net investment income that would be earned from the assets backing the capital. The annual cost is discounted at a rate determined to approximate a market participant's hurdle rate.

As the liability cash flows in total are based on the asset cash flows, the basic value of the liabilities are equal to the fair value of the FAFLIC Closed Block assets. By utilizing market participant assumptions, the FAFLIC Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

ILICO AND AMERUS CLOSED BLOCK POLICY LIABILITIES

The Company elected the fair value option on policies making up the ILICO Closed Block. All assets in the Closed Block will ultimately be paid out in policyholder benefits via adjustments to policyholder dividends. Therefore, it is deemed that the fair value of the policyholder liabilities is equal to the fair value of the asset at any given point. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the Closed Block liabilities. The full fair value liability of the ILICO Closed Block is the fair value of assets plus the present value of future commissions and expenses determined in the actuarial appraisal model.

The Company also took on certain obligations relating to a Closed Block of business originating from the former Amerus Life Insurance Company. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is determined equal to the present value of the expenses discounted at current risk free rates with a provision for the Company's own credit. The liability also includes a provision for any cost of capital related to the obligation.

By utilizing market participant assumptions, the Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

FUNDS WITHHELD LIABILITIES

The Company has chosen the fair value option for determining the value of certain liabilities reinsured on a funds withheld basis. The fair value of the funds withheld liabilities is equal to the present value of the risk adjusted cash flows. At the time the liabilities were acquired, the fair value was determined by a full actuarial appraisal with market participant assumptions. Risk adjustments were made to the mortality, persistency, and expense assumptions so that the present value of the risk adjusted cash flows equaled the actuarial appraisal value on the acquisition date. The present value uses a fair value rate, approximating a risk free rate, with a provision for non-performance risk. By utilizing market participant assumptions, the funds withheld liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

TRANSFERS INTO OR OUT OF LEVEL 3:

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The tables below set forth a summary of changes in the fair value of the Company's Level 3 financial assets and liabilities for the years ended December 31, 2013 and 2012. The tables reflect gains and losses for the full year for all financial assets and liabilities categorized as Level 3 as at December 31, 2013 and December 31, 2012.

                                                                 Net unrealized
                                                  Net        gains/(losses) relating
                                    Balance,    realized      to instruments still                  Net transfers
                                   beginning     gains/       held at the reporting       Net       in and/or out  Balance, end
    Year Ended December 2013        of year     (losses)              date            settlements     of Level 3      of year
--------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
Derivative contracts
Equity market contracts                     1          -                     (1)             -               -             -
Embedded derivative- modco loans           98          -                     (1)             -               -            97
                                  ----------------------------------------------------------------------------------------------
  Total derivative contracts               99          -                     (2)             -               -            97
                                  ----------------------------------------------------------------------------------------------
Total assets
                                   $       99   $      -         $           (2)       $     -       $       -       $    97
                                  ==============================================================================================

Financial Liabilities
Embedded derivative                $       98   $      -         $           (1)       $     -       $       -       $    97
FAFLIC Closed Block policy
liabilities                               692         (8)(1)                (46)             -               -           638
ILICO Closed Block policy
liabilities                                 -          -                     (1)            (2)            865           862
Amerus Closed Block
liabilities                                 -          -                      2             (3)             59            58
Embedded derivative-  IUL                   -                                98              -             489           587
Policyholder liabilities                    -          6                      -              -           1,104         1,110
                                  ----------------------------------------------------------------------------------------------
Total liabilities
                                    $     790   $     (2)        $           52        $    (5)      $   2,517       $ 3,352
                                  ==============================================================================================

(1) Included in the net realized gains/(losses) is $15 million of realized gains from the Company's trading portfolio and a release of policyholder benefits ($16) million offset by a decrease in maintenance expenses of ($6) million and cost of capital charges of ($1) million for the year ended December 31, 2013

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                 Net unrealized
                                                  Net        gains/(losses) relating
                                    Balance,    realized      to instruments still                  Net transfers
                                   beginning     gains/       held at the reporting       Net       in and/or out  Balance, end
    Year Ended December 2012        of year     (losses)              date            settlements     of Level 3      of year
--------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
Derivative contracts
   Equity market                            1          -                     (0)               -               -             1
   Embedded derivative                     59          -                     39                -               -            98
                                  ----------------------------------------------------------------------------------------------
  Total derivative contracts               60          -                     39                -               -            99
                                  ----------------------------------------------------------------------------------------------
Total assets                       $       60   $      -         $           39        $       -     $         -     $      99
                                  =============================================================================================

Financial Liabilities

Embedded derivative                $        -   $      -         $            -        $       -     $        98     $      98
FAFLIC Closed Block policy
liabilities                               686        (16)(1)                 22                -               -           692
                                  ----------------------------------------------------------------------------------------------
Total liabilities                  $      686   $    (16)        $           22        $       -     $        98     $     790
                                  ==============================================================================================


(1) Included in the net realized gains/(losses) is ($5) million of realized losses from the Company's trading portfolio and a release of policyholder benefits ($15) million offset by an increase in maintenance expenses of $2 million and cost of capital charges of $2 million for the year ended December 31, 2012.

The following methods and assumptions are used to estimate the fair value of each class of financial instruments that are not held at fair value as required by FASB ASC 825-10-15, "Financial Instrument Disclosures."

   COMMERCIAL MORTGAGE LOANS

The fair values of mortgages and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

   POLICY LOANS

For policy loans with fixed interest rates, estimated fair values are determined by using discounted cash flow models applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

   LS AND SPIA ASSETS

The fair value of LS and SPIA assets is obtained by discounting the expected cash flows related to the LS and SPIA assets by swap rate plus a spread. The spread is calculated and fixed by matching the initial cash flow projections at purchase date with the LS and SPIA purchase price. Expected cash flows include: annuity payments received from SPIAs, premiums paid into LS and death benefit payments received on LS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

   SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

During March of 2010, the Company entered into a series of third party repurchase agreements. The notional value as of December 31, 2013 and 2012 was approximately $621 and $115 million, respectively. The Company posted $696 and $115 million in fixed maturity securities as collateral for these transactions as of December 31, 2013 and 2012, respectively. Fair value is estimated based on expected future cash flows and interest rates.

   INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair value of liabilities under supplementary contracts without life contingencies is estimated based on current fund balances and fair value of other individual contractholder funds represents the present value of future policy benefits.

The following presents carrying amounts and fair values of the Company's financial instruments not carried at fair value as of December 31, 2013 and 2012:

                                                                            2013                          2012
                                                                ------------------------------ ----------------------------
                                                                 CARRYING          FAIR          CARRYING         FAIR
DECEMBER 31,                                                       VALUE          VALUE            VALUE         VALUE
---------------------------- ---------------------------------- ------------ ----------------- -------------- -------------
(IN MILLIONS)
Financial Assets
      Commercial mortgage loans                                  $      787      $        762   $        386  $        392
      Policy loans                                                      738               846            316           417
      LS and SPIA assets                                                391               375              -             -
                                                                ------------ ----------------- -------------- -------------
                                                                 $    1,916      $      1,983   $        702  $        809
                                                                ============ ================= ============== =============
Financial Liabilities
      Securities sold under agreements to repurchase             $      621      $        621   $        115  $        115
      Supplementary contracts without life contingencies                  5                 5              6             6
      Other individual contract deposit funds                         3,594             3,623          4,262         4,215
                                                                ------------ ----------------- -------------- -------------
                                                                 $    4,220      $      4,249   $      4,383  $      4,336
                                                                ============ ================= ============== =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

9. CLOSED BLOCK

Summarized financial information of the FAFLIC Closed Block is as follows:

BALANCE SHEETS
December 31,                                                                       2013             2012
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
   Investments:
      Trading fixed maturities at fair value (amortized cost of $439
       and $454 in 2013 and 2012, respectively)                              $          459   $          520
    Policy loans                                                                         78               86
    Cash and cash equivalents                                                            49               29
    Accrued investment income                                                             8                9
    Deferred federal income taxes                                                        23               21
    Other assets                                                                          1                1
                                                                             --------------------------------
          Total assets                                                       $          618   $          666
                                                                             --------------------------------
LIABILITIES
   Policy liabilities and accruals at fair value                             $          546   $          605
   Policyholder dividend obligation at fair value (1)                                    74               75
   Policyholder dividends payable at fair value (1)                                      18               12
   Other liabilities                                                                      6                5
                                                                             --------------------------------
          Total liabilities                                                  $          644   $          697
                                                                             --------------------------------
Excess of Closed Block liabilities over assets designated to the Closed
 Block and maximum future earnings to be recognized from Closed Block
 assets and liabilities                                                      $           26   $           31
                                                                             ================================

(1) Included within contractholder deposit funds and other policy liabilities in the accompanying Consolidated Balance Sheets.


STATEMENTS OF OPERATIONS
For the Years Ended December 31,                                       2013            2012           2011
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)

REVENUES
   Premiums and other income                                       $        16       $    18      $       18
   Net investment income                                                   (20)           56              47
   Net realized investment (losses)/gains                                   15            (5)              1
                                                                   ------------------------------------------
      Total revenues                                                        11            69              66
                                                                   ------------------------------------------

BENEFITS AND EXPENSES
   Policy benefits                                                           4            71              55
   Other expenses                                                            1             0               0
                                                                   ------------------------------------------
      Total benefits and expenses                                            5            71              55
                                                                   ------------------------------------------
Net contribution (to)/from the Closed Block                        $         6       $    (2)      $      11
                                                                   ------------------------------------------


Many expenses related to FAFLIC Closed Block operations are charged to operations outside the FAFLIC Closed Block; accordingly, the contribution from the FAFLIC Closed Block does not represent the actual profitability of the FAFLIC Closed Block operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

9. CLOSED BLOCK (CONTINUED)

Summarized financial information of the ILICO Closed Block is as follows:

BALANCE SHEETS
December 31,                                                                       2013
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
   Investments:
      Trading fixed maturities at fair value (amortized cost of $684         $
      in 2013)                                                                          683
    Mortgage loans                                                                       32
    Policy loans                                                                         98
    Cash and cash equivalents                                                            53
    Accrued investment income                                                            10
    Other assets                                                                          1
                                                                             --------------------------------
          Total assets                                                       $          877
                                                                             --------------------------------
LIABILITIES
   Policy liabilities and accruals at fair value                             $          842
   Policyholder dividend obligation at fair value (1)                                    16
   Policyholder dividends payable at fair value (1)                                       4
   Deferred federal income taxes                                                          3
   Other liabilities                                                                    150
                                                                             --------------------------------
          Total liabilities                                                  $        1,015
                                                                             --------------------------------
Excess of Closed Block liabilities over assets designated to the Closed
 Block and maximum future earnings to be recognized from Closed Block
 assets and liabilities                                                      $          138
                                                                             ================================

(2) Included within contractholder deposit funds and other policy liabilities in the accompanying Consolidated Balance Sheets.


STATEMENTS OF OPERATIONS
For the Years Ended December 31,                                2013
-----------------------------------------------------------------------
(IN MILLIONS)

REVENUES
   Premiums and other income                                  $     8
   Net investment income                                           10
   Net realized investment (losses)/gains                          (0)
                                                            ----------
      Total revenues                                               18
                                                            ----------

BENEFITS AND EXPENSES
   Policy benefits                                                  9
   Other expenses                                                   0
                                                            ----------
      Total benefits and expenses                                   9
                                                            ----------

                                                            ----------
Net contribution (to)/from the Closed Block                   $     9
                                                            ----------

Many expenses related to ILICO Closed Block operations are charged to operations outside the ILICO Closed Block; accordingly, the contribution from the ILICO Closed Block does not represent the actual profitability of the ILICO Closed Block operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


10. FEDERAL INCOME TAXES

PROVISION FOR INCOME TAXES

Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities. The Company reports interest expense related to income tax matters in Federal income tax (benefit)/expense, and income tax penalties in other operating expenses in the Consolidated Statements of Operations.

The Company is expected to file a consolidated tax return with Goldman Sachs for the period January 1, 2013 through April 30, 2013. Any net operating loss carryforwards or foreign tax credits from prior to the acquisition date of December 30, 2005 can only be used against the income of the Company. A written agreement sets out the method of allocating tax between the companies and, in general, it is based upon the separately calculated liability of each consolidated member of Goldman Sachs with credit provided for losses used by other group members. Effective May 1, 2013, there was an ownership change. The ownership change makes the Company no longer eligible to be part of Goldman Sachs' consolidated return. The Company will file a consolidated tax return with Accordia, Cape Verity I, Inc., Cape Verity II, Inc., Cape Verity III, Inc. and Gotham Re, Inc. which will consolidate with the Company's return as of October 1, 2013. The Company has a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined Federal income tax is allocated to each entity within the new consolidated group. In general, it is based upon the separately calculated liability of each consolidated member of the group with credit provided for losses used by other group members.

FAFLIC is expected to file a stand alone tax return for the period January 1, 2013 through December 31, 2013.

The Company filed a consolidated tax return with Goldman Sachs for the period January 1, 2012 through December 31, 2012 and January 1, 2011 through December 31, 2011. The Company received payments for tax benefits in the amount of $57 million in 2011.

The tables below present the components of the provision/(benefit) for taxes and a reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate.

For the Years Ended December 31,                             2013            2012          2011
-------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax (benefit)/expense
       Current tax expense/(benefit)                    $     268       $      74      $    (53)
       Deferred tax (benefit)/expense
                                                             (257)           (112)          145
                                                      -------------------------------------------
Total                                                   $      11       $     (38)     $     92
                                                      ===========================================

For the Years Ended December 31,                             2013             2012          2011
-------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax (benefit)/expense           $      16       $     (33)    $       99
       Dividend received deduction                             (4)             (4)            (4)
       Prior years' federal income tax adjustment              (1)             (1)            (3)
                                                      -------------------------------------------
Federal income tax (benefit)/expense                    $      11       $     (38)    $       92
                                                      ===========================================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilites. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

10. FEDERAL INCOME TAXES (CONTINUED)

The table below presents the significant components of deferred tax assets and liabilities.

December 31,                                              2013         2012
---------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax asset
      Insurance reserves                            $      102   $      123
      Sec. 848 capitalization                              262           67
      Investments, net                                      50            -
      Tax credit carryforwards                               4            6
      Loss carryforwards                                    30           29
      Ceding commission                                      2            4
      Goodwill                                              99            -
      Accrued policyholder dividends                         6            4
      Deferred compensation                                  -            2
                                                   ------------ ------------
       Subtotal deferred tax asset                         555          235
         Valuation allowance                                (4)          (6)
                                                   ------------ ------------
Total deferred tax asset, net                       $      551   $      229
                                                   ------------ ------------

Deferred tax liability
         VOBA/DAC                                   $     (289)  $     (104)
         Investments, net                                   (0)        (170)
         Fair value adjustment - Closed Block               (7)         (23)
         Other, net                                         (7)          (5)
                                                   ------------ ------------
Total deferred tax liability                              (303)        (302)
                                                   ------------ ------------
Total deferred tax asset/(liability), net           $      248   $      (73)
                                                   ============ ============

The Company has recorded a valuation allowance against tax benefits from foreign tax credit carryforwards of $4 million and $6 million for the tax year ended December 31, 2013 and 2012, as it is the Company's opinion that it is more likely than not that these deferred tax assets will not be fully realized. In management's judgment, the remaining gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2013 the Company has foreign tax credit carryforwards of $4 million that will expire beginning in 2014, net operating loss carryforwards of $27 million that begin to expire in 2017 and no capital loss carryforwards. All tax credits and net operating loss carryforwards for the Company were generated prior to 2006 are subject to annual limitations on utilization. In 2013, FAFLIC utilized its capital loss carryforward of $79 thousand and does not have any net operating loss carryforwards or foreign tax credits. As of December 31, 2013, Accordia, Cape Verity I, Inc., Cape Verity II, Inc., Cape Verity III, Inc. and Gotham Re, Inc. do not have any net operating loss carryforwards, capital loss carryforwards or foreign tax credits.

UNRECOGNIZED TAX BENEFITS

The Company recognizes tax positions in the financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between position taken in a tax return and amounts recognized in the financial statements. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will impact the Company's financial condition, results of income or cash flows. As of December 31, 2013 and December 31, 2012, the Company did not record a liability related to accounting for uncertainty in income taxes.

REGULATORY TAX EXAMINATIONS
The Company's and FAFLIC's federal income tax returns are routinely audited by the IRS, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. The Company's exam period is open in 2007 and forward. FAFLIC's exam period is open in 2009 and forward.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

11. DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to shareholders by insurers, which affect the dividend paying ability of the Company. The Company must obtain written approval from the Commissioner prior to the declaration of any dividend whilst it maintains a negative unassigned surplus.

The Company must meet minimum capital and surplus requirements under a risk-based capital ("RBC") formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. GAFG has an agreement with the Massachusetts Division of Insurance to maintain total adjusted capital levels at a minimum of 100% of the Company's Company Action Level, which was $177 and $72 million at December 31, 2013 and 2012, respectively. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $791 and $371 million at December 31, 2013 and 2012, respectively, for the Company. FAFLIC, a Massachusetts domiciled insurance company, is subject to and in compliance with similar minimum capital and surplus requirements. The payment of dividends by Accordia to the Company is regulated under Iowa law. Under Iowa law, Accordia may pay dividends only from the earned surplus arising from its business and must receive prior approval (or non-disapproval) of the Iowa Insurance Commissioner to pay any dividend that would exceed certain statutory limitations.

In 2012, the Company declared a dividend payable of $150 million to Goldman Sachs which was paid in January 2013. In 2011, the Company declared and paid a dividend of $160 million to Goldman Sachs. The Company received permission from the Commissioner prior to payment of each of the aforementioned dividends.

12. VALUE OF BUSINESS ACQUIRED, DEFERRED POLICY ACQUISITION COSTS AND UNEARNED REVENUE RESERVE

The changes in VOBA for the years ended December 31 were as follows:


(IN MILLIONS)                                                                     2013           2012
                                                                          ------------- --------------
      Balance, at beginning of year                                         $       63     $       23
      Business acquired                                                            365             48
      Amortized to expense during the year(1)                                      (12)            (3)
      Adjustment for unrealized investment (gains)/losses during the year            9             (5)
                                                                          ------------- --------------
      Balance, at end of year                                               $      425     $       63
                                                                          ============= ==============


(1) These amounts are shown within other operating expenses in the accompanying Consolidated Statements of Operations.

The Accordia acquisition resulted in an initial VOBA balance of $365 million.

Effective July 1, 2012, the Company recaptured a ceded block of Universal Life business resulting in an initial VOBA balance of $48 million.

In 2011, the amount of VOBA amortized to expense was $4 million.

Estimated future amortization of VOBA as of December 31, 2013 is as follows:

(IN MILLIONS)
      2014                                               $      35
      2015                                                      31
      2016                                                      27
      2017                                                      21
      2018                                                      18
      2019 and thereafter                                      293
                                                         ----------
      Total                                              $     425
                                                         ==========

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

12. VALUE OF BUSINESS ACQUIRED, DEFERRED POLICY ACQUISITION COSTS AND UNEARNED REVENUE RESERVE (CONTINUED)

The following reflects the changes to the deferred policy acquisition asset:

For the years ended December 31,                               2013            2012
----------------------------------------------------------------------------------------
(IN MILLIONS)
Balance, at beginning of year                             $        144   $        169
Block acquisition/Reinsurance                                      152             34
Additions                                                           26
Amortized to expense during the year(1)                            (79)           (24)
Adjustment for unrealized investment (gains)/losses
   during the year                                                  33            (32)
Reinsurance reductions                                               -             (3)
                                                          ------------------------------
Balance, at end of year                                   $        276   $        144
                                                          ==============================

(1) These amounts are shown within other operating expenses in the accompanying Consolidated Statements of Operations.

In 2011, the amount amortized to expense was $43 million.

Effective April 1, 2013 the Company recaptured a block of business via a fund withheld agreement with s previous affiliate, Arrow Re, resulting in a policy acquisition expense of $28 million. Also, effective April 1, 2013, the Company ceded several blocks of business to CwA Re resulting in an initial DAC balance of $152 million.

Effective July 1, 2011, the Company entered into a coinsurance agreement with an unrelated party resulting in an initial DAC balance of $3 million.

The following reflects the changes to the unearned revenue reserve:

(IN MILLIONS)                                                       2013
                                                            -------------
      Balance, at beginning of year                          $         -
      Deferrals during the year                                       11
      Amortized to income during the year                             (7)
                                                            -------------
      Balance, at end of year                                $         4
                                                            =============

13. REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure via reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modified coinsurance, and funds withheld coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the assets supporting the reserves are retained by the ceding company while the risk is transferred to the reinsurer.

As discussed in Note 4 - Significant Transactions, effective October 1, 2013, the Company assumed, through a coinsurance reinsurance arrangement the life insurance business of Aviva Life and Annuity Company, a subsidiary of Athene Holding Ltd. Reserves of approximately $7.5 billion were assumed and this was treated as a business combination in accordance with ASC 805.

As discussed in Note 4 - Significant Transactions, effective October 1, 2013, the Company entered into a fundswithheld coinsurance agreement with Aviva Life and Annuity Company of New York, a subsidiary of Athene Holding, Ltd.

As discussed in Note 4 - Significant Transactions, effective April 1, 2013, the Company recaptured from Goldman Sachs affiliate reinsurance agreements approximately $5.0 billion in reserves and received a ceding commission of $39 million. Also effective April 1, 2013, the Company entered into new reinsurance agreements with CwA Re and ceded approximately $5.7 billion of reserves and paid a ceding commission of $108 million.

As discussed in Note 4 - Significant Transactions, effective July 1, 2012, the Company ceded via funds withheld coinsurance, 90% of a block of fixed annuity business to an affiliate, Arrow Re. As of December 2012, the ceded reserves under this contract were $2.4 billion.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (CONTINUED)

As discussed in Note 4 - Significant Transactions, effective July 1, 2012, the Company terminated a coinsurance agreement with a third party whereby the Company recaptured a ceded block of Universal Life business with reserves of approximately $385 million.

As discussed in Note 4 - Significant Transactions, effective July 1, 2012, the Company entered into a coinsurance agreement with a third party whereby the Company assumed approximately $1.6 billion of fixed annuity deposit liabilities.

As discussed in Note 4 - Significant Transactions, in 2012 and 2011 the Company entered into a coinsurance agreement with a third party whereby the Company assumed a total of approximately $3.0 billion ($1.5 billion in 2012 and $1.5 billion in 2011) of fixed annuity deposit liabilities.

The Company entered into a coinsurance agreement to cede the entire Fidelity Mutual Life Insurance Company ("FML") block of business to its affiliate, Columbia Capital Life Reinsurance Company ("Columbia"). As of December 31, 2012, the Company ceded reserves of $496 million. The Company also ceded 100% of its direct fixed annuity insurance business to Columbia. As of December 31, 2012, the Company ceded reserves of $32 million.

The Company maintains a number of reinsurance treaties whereby the Company assumes on a coinsurance basis and modified coinsurance basis life, fixed and variable annuities, universal life and variable universal life insurance policies. The Company also maintains other reinsurance treaties including the cession of non core universal life business, certain individual disability income policies, and discontinued accident and health insurance. The effects of reinsurance were as follows:

   For the Years Ended December 31,                        2013              2012
   ------------------------------------------------------------------------------------

   (IN MILLIONS)
   Policy liabilities and accruals:
        Direct                                      $         3,233  $           3,066
        Assumed - non-affiliated                             14,741              6,818
                                                    -----------------------------------
   Total policy liabilities and accruals:                    17,974              9,884
                                                    -----------------------------------

        Ceded - affiliated (1)                               (7,179)            (6,378)
        Ceded - non-affiliated (1)                           (1,845)              (247)
                                                    -----------------------------------
   Total ceded policy liabilities and accruals:              (9,024)            (6,625)
                                                    -----------------------------------
   Net policy liabilities and accruals              $         8,950  $           3,259
                                                    ===================================


(1) Included within reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modified coinsurance and funds withheld coinsurance within the Consolidated Balance Sheets.

The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and on market conditions (including the availability and pricing of reinsurance). The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that it does not have any uncollectible reinsurance recoverables and, accordingly, the Company has not established any reserves for uncollectible reinsurance at December 31, 2013 or 2012, respectively.

As of December 31, 2013, the Company's only concentrations of credit risk greater than 10% of the Company's shareholder's equity were with its affiliate, CwA Re. Reinsurance recoverable related to the blocks of business reinsured with CwA Re at December 31, 2013 were $5.9 billion.

As of December 31, 2012, the Company's only concentrations of credit risk greater than 10% of the Company's shareholder's equity were with its affiliates, Columbia, Ariel Capital Re and Arrow Re. The Company had reinsurance recoverables at December 31, 2012 of approximately $528 million, respectively, related to the blocks of business reinsured with Columbia, and approximately $2.2 billion, respectively, related to the block of business reinsured with Ariel Capital Re. As of December 31, 2012, reinsurance recoverable related to the block of business reinsured with Arrow Re was $2.4 billion.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

   For the Years Ended December 31,                        2013              2012              2011
   -----------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Life and accident and health insurance
     premiums:
            Direct                                  $            20  $              20  $            27
            Assumed - non-affiliated                             43                 26               29
            Ceded - non-affiliated
                                                                 (1)                (2)              (9)
                                                    ----------------------------------------------------
   Net premiums                                     $            62  $              44  $            47
                                                    ====================================================

   For the Years Ended December 31,                        2013              2012              2011
   -----------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Universal life and investment product
      policy fees:
            Direct                                  $           135  $             120  $           113
            Assumed - non-affiliated                            300                150              156
            Ceded - affiliated                                  (86)               (65)             (74)
                                                    ----------------------------------------------------
   Net universal life and investment product
     policy fees                                    $           349  $             205  $           195
                                                    ====================================================

   For the Years Ended December 31,                        2013              2012              2011
   -----------------------------------------------------------------------------------------------------
   Policy benefits, claims, losses and loss
     adjustment expenses:
            Direct                                  $           130  $             245  $           163
            Assumed - non-affiliated                            581                283              223
            Ceded - affiliated                                   (6)              (182)            (210)
            Ceded - non-affiliated                               11                 (7)             119
                                                    ----------------------------------------------------
   Net policy benefits, claims, losses and loss
     adjustment expenses                            $           716  $             339  $           295
                                                    ====================================================

14. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates on accident and health business as new information becomes available and events occur which may impact the resolution of unsettled claims. Changes in these estimates are reflected in current year income. Such development can be either favorable or unfavorable to the Company s financial results.

The liability for future policy benefits and outstanding claims and claims adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health and group accident and health business, was $149 and $172 million at December 31, 2013 and 2012, respectively. Reinsurance recoverables related to this business were $149 and $172 million at December 31, 2013 and 2012 respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

15. COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES

Other assets consist of the following:

          December 31,                                                   2013           2012
       ------------------------------------------------------------ ------------- ----------------
          (IN MILLIONS)
          State licenses (intangible asset)                            $      7         $      5
          Accounts receivable                                                16                5
          Railcars                                                           76                -
          Deferred modco interest expense                                     -               31
          Taxes receivable                                                   26               10
          Miscellaneous assets                                               16                5
                                                                    ------------- ----------------
          Total other assets                                           $    141          $    56
                                                                    ============= ================


Accrued expenses and other liabilities consist of the following:

          December 31,                                                   2013           2012
       ------------------------------------------------------------ ------------- ----------------
          (IN MILLIONS)
          Payables in process                                          $    118          $    72
          Policyholder liabilities                                           12                1
          Taxes payable                                                       4                1
          Accrued expenses                                                   31                8
          Miscellaneous liabilities                                          48                4
                                                                    ------------- ----------------
          Total accrued expenses and other liabilities                 $    213          $    86
                                                                    ============= ================


Other income consists of the following:

          For the Years Ended December 31,                               2013          2012        2011
       ------------------------------------------------------------ ------------- ------------- ----------
          (IN MILLIONS)
          Asset management fees                                      $        2     $       2   $      2
          Reinsurance administration fee                                     20            17         17
          Miscellaneous income                                                7             1          1
                                                                    ------------- ------------- ----------
          Total other income                                           $     29      $     20    $    20
                                                                    ============= ============= ==========

Other operating expenses consist of the following:

          For the Years Ended December 31,                               2013          2012        2011
       ------------------------------------------------------------ ------------- ------------- ----------

          (IN MILLIONS)
          Taxes, licenses and fees                                     $     13      $      5       $  6
          Commission expense                                                (77)            7          7
          Fees and operational services                                      52            38         37
          Salaries and benefits                                               4            12         10
          Legal and auditing                                                 12             3          2
          InterCompany charges                                               41             -          -
          Miscellaneous operating expenses                                   24             5          5
                                                                    ------------- ------------- ----------
          Total other operating expenses                                $    69       $    70       $ 67
                                                                    ============= ============= ==========

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

16.  COMMITMENTS

The Company has agreed to pay Athene Holdings Ltd. Cash on May 1, 2014 for the value of the Company's insurance agents' loan balance asset as of that date.

The Company has committed to assume the Company's insurance agents' defined contribution and defined benefit pension plans from Athene on May 1, 2014. As the Company will be fully reimbursed for the plans being acquired on that date, they have not recognized any assets or liabilities related to the future transaction. Once the Company becomes the plans' sponsor in May 2014, it will recognize the pension plan liabilities in accordance with ASC 715 on its books as well as related assets received as compensation for the unfunded status of the plans.

The Company has operational servicing agreements with third party administrators for contract/policy administration over certain of the Company's fixed annuity, traditional life, universal life, variable annuity and variable universal life business. Additionally, there is a professional services agreement to manage certain aspects of the Company's reinsurance portfolio.

As of December 31, 2013, purchase commitments under agreements with third party administrators and other service providers were as follows:

(IN MILLIONS)
      2014                    $            63
      2015                                 49
      2016                                 11
      2017                                 11
      2018                                  8
      2019 and thereafter                  36
                               ---------------
      Total                    $          178
                               ===============

17. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

In connection with the separation of the Company from Goldman Sachs, GAFG provided certain written assurances (the "2013 Keepwell Agreement") to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). GAFG agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100% of the Company Action Level. Such assurances have been provided solely to the Commissioner by Global Atlantic and terminate in 2018 or at such time as Goldman Sachs owns less than 10% of the voting securities of GAFG.

LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. The Hanover Insurance Group ("THG") has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement, although several of the representatives and warranties have expired. THG has also agreed to indemnify Goldman Sachs for certain litigation, regulatory matters and other liabilities related to the pre-closing activities of the transferred business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the its consolidated financial position or results of income.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


17. CONTINGENCIES (CONTINUED)

Pursuant to an agreement with Athene Holding, Ltd, the Company has agreed to indemnify Athene Holding, Ltd. for certain third party claims and the Company is maintaining a litigation accrual for the claims. The litigation accrual related to these claims was $10 million as of December 31, 2013.

The Company has financing arrangements with unaffiliated third parties to support the reserves of its affiliated captive reinsurers. Total fees expensed associated with these credit facilities were $4 million for the year ended December 31, 2013 and are included in other operating expenses. As of December 31, 2013, the total capacity of the financing arrangements with third parties was $1.4 billion. There were no outstanding balances from the financing arrangements with unaffiliated third parties as of December 31, 2013.

18. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2013, the Company had administration, shared services, management services, and investment management services agreements with related parties under Goldman Sachs. These affiliates provide legal, compliance, technology, operations, financial reporting, human resources, risk management and distribution services. The Company recorded expenses for these agreements of $15 million, $15 million, and $14 million for the years ended December 31, 2013, 2012, and 2011, respectively, and had $6 million and $1 million payable at December 31, 2013 and 2012, respectively.

Effective April 30, 2013, the Company entered into agreements with certain affiliates under GAFG. These affiliates agreed to provide personnel, management services, administrative support, the use of facilities, and such other services as the parties may agree to from time to time. The Company recorded expenses of $41 million for the year ended December 31, 2013 and had $24 million payable at December 31, 2013.

On April 30, 2013, Goldman Sachs waived $213 million of current taxes payable due from the Company under a tax sharing agreement. The transaction was recorded as a capital contribution.

On May 1, 2013, the Company purchased LS and SPIA assets from Goldman Sachs for $403 million. See Note 4, 6 and 8 for additional information.

The Company has a service agreement with Global Atlantic Financial Life Limited ("GAFLL"), a Bermuda domiciled entity, which can be terminated by either party upon applicable notice. Under the agreement, the Company recorded expenses of $1 million related to certain employee compensation plans, including incentive interests and stock appreciation rights.

Effective April 1, 2013, the Company recaptured blocks of variable annuity, fixed annuity, universal life and individual life business previously ceded to Ariel Capital Re, Arrow Re and Columbia Capital Life Reinsurance Company. Subsequent to the recapture, the Company ceded the recaptured blocks of business plus additional blocks of universal life and individual life business to CwA Re. Under the April 1, 2013 agreements, CwA Re agreed to pay the Company certain fees for the continued administration of the ceded business. The Company received fee income from CwA Re of $16 million and had $4 million receivable at December 31, 2013.

On December 31, 2009, the Company ceded via coinsurance and modified coinsurance, 100% of its variable annuity business to an affiliate, Ariel Capital Re acting on behalf of, and for the benefit of a segregated account established by Ariel Capital Re. Under this agreement, Ariel Capital Re agreed to pay the Company certain fees for continued administration of the variable annuity business. The Company received fee income from Ariel Capital Re of $3 million, $14 million and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company had no receivable related to the fee income at December 31, 2013 and a receivable of $1 million at December 31, 2012.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18. RELATED PARTY TRANSACTIONS (CONTINUED)

Effective July 1, 2012, the Company ceded via funds withheld coinsurance, 90% of a block of fixed annuity business to an affiliate, Arrow Re. Under this agreement, Arrow Re agreed to pay the Company certain fees for the continued administration of the business. The Company recorded fee income from Arrow Re of $12 million and $2 million for the year ended December 31, 2013 and had no receivable and $1 million receivable at December 31, 2013 and 2012, respectively.

During the year ended December 31, 2013, the Company provided management services, administrative support, and use of Company facilities for affiliates under Goldman Sachs and receives certain distribution and administration fees from affiliates under Goldman Sachs. The Company recorded income from these agreements of $5 million, $7 million, and $8 million for the years ended December 31, 2013, 2012, and 2011, respectively, and had $1 million and $1 million receivable at December 31, 2013 and 2012, respectively.

The Company has entered into several derivative transactions with affiliates, which resulted in income of $41 million for the year ended December 31, 2013, income of $37 million for the year ended December 31, 2012, and expenses of $28 million for the year ended December 31, 2011. The Company had affiliated derivatives payables of $327 million for the year ended December 31, 2013 and affiliated derivative payables of $283 million for the year ended December 31, 2012. In December 2011, the Company entered into an agreement with an affiliate to purchase a $25 million secured note. Under the agreement, the secured note maintained an interest rate of 2.77%. In August 2012, the Company sold the note back to the same affiliate and recognized a pre-tax gain of $1 million, which is recorded within net realized capital gains within the Consolidated Statements of Operations. The Company recognized interest income of $0.5 million from the note for the year ended December 31, 2012. This amount is recorded within net investment income within the Consolidated Statements of Operations. At December 31, 2011, the amortized cost and fair value of the secured note were $25 and $25 million, respectively. These amounts are recorded within available-for-sale fixed maturities within the Consolidated Balance Sheets.

The Company has entered into purchase and sale transactions with affiliates, which resulted in realized gains of $11 million for the year ended December 31, 2013. These transactions were recorded at fair value. There were no outstanding receivables at December 31, 2013 related to these transactions.

Under Goldman Sachs' ownership, the employees of the Company participate in The Goldman Sachs Amended and Restated Stock Incentive Plan (the "SIP"). Pursuant to the SIP, Goldman Sachs issued restricted stock units (RSUs) to certain employees of the Company as part of their overall compensation. For employees not deemed retirement eligible, unvested RSUs require future service as a condition of delivery of the underlying shares of Goldman Sachs' common stock generally over a three year period. Delivery of the underlying shares of common stock is also conditioned on the grantee's satisfying certain other requirements as outlined in the award agreement. The Company incurred expenses of $0 million, $1 million and $0 million relating to RSUs for the years ended December 31, 2013, 2012 and 2011, respectively.

19. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because fixed maturities are required to be carried at amortized cost, policy acquisition costs are expensed when incurred, asset valuation and interest maintenance reserves are required, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory capital and surplus was as follows:                       (Unaudited)
          December 31,                                                  2013            2012
       -------------------------------------------------------------------------------------------
          (IN MILLIONS)
          Commonwealth Annuity                                        $     724        $     327
          FAFLIC                                                            155              125
          Accordia                                                          382                6

Statutory net (loss)/income was as follows:                          (Unaudited)
          For the years ended December 31,                               2013           2012            2011
       ----------------------------------------------------------------------------------------------------------
          (IN MILLIONS)
          Commonwealth Annuity                                        $     (33)       $      (7)      $    122
          FAFLIC                                                            (39)              20             20
          Accordia                                                         (112)               1              -


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

20. ACCUMULATED OTHER COMPREHENSIVE INCOME ("AOCI")

Information about amounts reclassified out of each component of AOCI:

                                                 AMOUNTS RECLASSIFIED FROM         CONSOLIDATED STATEMENTS OF OPERATIONS
               COMPONENTS OF AOCI                          AOCI                                 LOCATION
-----------------------------------------------------------------------------------------------------------------------------
                                                    For the years ended
                                                        December 31,
                                                         2013          2012
                                                 ---------------------------
Net Unrealized investment gains/(losses) on
available-for-sale securities:
                                                                             Net realized capital gains, excluding OTTI
   Net unrealized investment gains/(losses)        $     120    $       96   losses
                                                 ---------------------------
         Net unrealized investment
         gains/(losses), before tax                      120            96
         Income tax (expense)/benefit                    (42)          (34)
                                                 ---------------------------
         Net unrealized investment
         gains/(losses), after tax                 $      78    $       62
                                                 ===========================


21. ACQUISITION

The Company's acquisition of Accordia is accounted for by applying FASB ASC 805-50-15. The table below summarizes the amounts recognized at fair value for assets acquired and liabilities assumed and the resulting goodwill. See Note 4 for a description of the transaction.

-----------------------------------------------------------------
FAIR VALUE                                          OCTOBER
                                                      2013
(IN MILLIONS)
Assets:
   Total investments                            $       6,196
   Cash and cash equivalents                              295
   VOBA                                                   365
   Other intangibles                                        7
   Other assets at fair value                           1,575
                                                -----------------
          Total assets acquired                 $       8,438
                                                -----------------

Liabilities:
   Policyholder liabilities                     $       8,269
   Other liabilities at fair value                         44
                                                -----------------
          Total liabilities assumed             $       8,313
                                                -----------------

                                                -----------------
   Goodwill                                                 3
                                                -----------------
   Total cash consideration                     $         128
-----------------------------------------------------------------

The goodwill of $3 million recognized as a result of the acquisition includes the expected synergies and other benefits that management believes will result from combining the operations of Aviva USA life business with the operations of the Company. See Note 4 - Summary of Significant Accounting Policies, for further discussion of goodwill. Approximately $1 million of goodwill is estimated to be deductible for tax purposes. Included in the assets acquired is VOBA, which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 4 - Summary of Significant Accounting Policies, for further explanation of VOBA. The assessment of fair value in accordance with FASB ASC 805-20-25 included the establishment of intangible assets for VOBA, distribution relationships and various state licenses.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

22. SUBSEQUENT EVENT

On January 2, 2014, the direct parent of the Company, Finco, acquired Forethought Financial Group ("FFG"), a privately-held diversified financial services organization that owns life insurance entities. As part of this transaction, effective January 2, 2014, Finco restructured the ownership of certain subsidiaries, which resulted in certain changes and transactions involving the Company. Regulatory approval was received for the transactions from the Massachusetts Division of Insurance, the Indiana Division of Insurance, the Texas Department of Insurance and the Iowa Department of Insurance.

The Company issued a $300 million note to its direct parent, Finco and capitalized a newly created affiliate, MARS Acquisition Company with the proceeds. Finco, in turn, contributed 79% of the common stock of the Company to FFG. Subsequently, FFG repaid the 95% of the loan with the transfer of 95% of its investment in common stock of two insurance subsidiaries, Forethought Life Insurance Company, an Indiana domiciled insurer, and Forethought National Life Insurance Company, Texas domiciled insurer. The Company then declared and paid a dividend of approximately $39 million to its shareholders. This dividend was approved by the Massachusetts Division of Insurance. FFG then contributed all of its ownership in the Company to its subsidiary, Forethought Financial Services ("FFSI").

On March 31, 2014, the Company received a $39.5 million capital contribution from FFG and $10.5 million from Finco. The contribution did not change the ownership structure or ownership percentage of the Company's shareholders.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of Commonwealth Annuity and
Life Insurance Company and the Contract Owners of
Separate Account KG of
Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts (as listed in the statements of assets and liabilities and the statements of operations) constituting Separate Account KG of Commonwealth Annuity and Life Insurance Company at December 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Commonwealth Annuity and Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2014

SEPARATE ACCOUNT KG

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013





                                                                                                          DREYFUS IP
                                                                                      ALGER CAPITAL      MIDCAP STOCK
                                                                    ALGER BALANCED     APPRECIATION        PORTFOLIO
                                                                      PORTFOLIO         PORTFOLIO           INITIAL
                                                                      CLASS I-2         CLASS I-2           SHARES
                                                                   ----------------- -----------------  ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $  26,967,150     $  21,348,971      $  25,164,687
Investment income receivable                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Total assets                                                        26,967,150        21,348,971         25,164,687

LIABILITIES:                                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Net assets                                                       $  26,967,150     $  21,348,971      $  25,164,687
                                                                   ================= =================  ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                               26,654,535        21,169,804         24,900,167
  Payout reserves                                                        312,615           179,167            264,520
                                                                   ----------------- -----------------  ----------------
                                                                   $  26,967,150     $  21,348,971      $  25,164,687
                                                                   ================= =================  ================

Investments in shares of the Underlying Funds, at cost             $  25,114,908     $  13,889,833      $  17,183,776
Underlying Fund shares held                                            1,999,047           290,818          1,205,783

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
 Gateway Plus:
   Units outstanding, December 31, 2013                               19,045,649        12,535,793         10,142,832
   Unit fair value, December 31, 2013                              $    1.375378     $    1.643299      $    2.436264

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                   18,843           104,716             29,203
   Unit fair value, December 31, 2013                              $    1.357452     $    2.054678      $    2.220493

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                  568,232           268,372            181,101
   Unit fair value, December 31, 2013                              $    1.313909     $    1.988867      $    2.149214

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2013

                                                                                       DWS CAPITAL       DWS CORE EQUITY
                                                                     DWS BOND VIP       GROWTH VIP            VIP
                                                                       CLASS A           CLASS A            CLASS A
                                                                   ----------------- -----------------  ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $  25,292,020     $  95,967,538      $  70,200,449
Investment income receivable                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Total assets                                                        25,292,020        95,967,538         70,200,449

LIABILITIES:                                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Net assets                                                       $  25,292,020     $  95,967,538      $  70,200,449
                                                                   ================= =================  ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                               22,466,892        94,806,485         63,150,700
  Payout reserves                                                      2,825,128         1,161,053          7,049,749
                                                                   ----------------- -----------------  ----------------
                                                                   $  25,292,020     $  95,967,538      $  70,200,449
                                                                   ================= =================  ================

Investments in shares of the Underlying Funds, at cost             $  25,760,582     $  63,612,267      $  50,846,975
Underlying Fund shares held                                            4,590,203         3,377,949          6,083,228

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
  Gateway Plus:
   Units outstanding, December 31, 2013                               17,300,736        58,518,756         50,439,464
   Unit fair value, December 31, 2013                              $    1.438514     $    1.611133      $    1.379159

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                   72,608           154,590             52,456
   Unit fair value, December 31, 2013                              $    1.174235     $    1.402521      $    1.547828

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                  281,020         1,082,425            370,598
   Unit fair value, December 31, 2013                              $    1.136610     $    1.357345      $    1.498162


The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2013

                                                                    DWS EQUITY 500      DWS GLOBAL        DWS GLOBAL
                                                                      INDEX VIP         EQUITY VIP        GROWTH VIP
                                                                       CLASS A         CLASS A (a)        CLASS A (a)
                                                                   ----------------- -----------------  ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $  40,361,463     $  16,497,090      $  12,290,025
Investment income receivable                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Total assets                                                        40,361,463        16,497,090         12,290,025

LIABILITIES:                                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Net assets                                                       $  40,361,463     $  16,497,090      $  12,290,025
                                                                   ================= =================  ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                               39,488,045        16,395,823         12,154,380
  Payout reserves                                                        873,418           101,267            135,645
                                                                   ----------------- -----------------  ----------------
                                                                   $  40,361,463     $  16,497,090      $  12,290,025
                                                                   ================= =================  ================

Investments in shares of the Underlying Funds, at cost             $  27,419,124     $  17,354,509      $  12,309,989
Underlying Fund shares held                                            2,123,170         1,779,621          1,104,225

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
  Gateway Plus:
   Units outstanding, December 31, 2013                               28,210,415         9,520,541          6,481,689
   Unit fair value, December 31, 2013                              $    1.401046     $    1.705412      $    1.861567

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                  121,234            55,236             98,541
   Unit fair value, December 31, 2013                              $    1.524733     $    1.399832      $    1.668808

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                  442,161           135,310             36,826
   Unit fair value, December 31, 2013                              $    1.475764     $    1.354838      $    1.615175


(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2013

                                                                      DWS GLOBAL                        DWS GOVERNMENT
                                                                    INCOME BUILDER   DWS GLOBAL SMALL     & AGENCY
                                                                         VIP          CAP GROWTH VIP     SECURITIES VIP
                                                                       CLASS A           CLASS A            CLASS A
                                                                   ----------------- -----------------  ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $  53,628,597     $  22,317,967      $  31,510,359
Investment income receivable                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Total assets                                                        53,628,597        22,317,967         31,510,359

LIABILITIES:                                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Net assets                                                       $  53,628,597     $  22,317,967      $  31,510,359
                                                                   ================= =================  ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                               49,938,402        22,236,588         31,209,429
  Payout reserves                                                      3,690,195            81,379            300,930
                                                                   ----------------- -----------------  ----------------
                                                                   $  53,628,597     $  22,317,967      $  31,510,359
                                                                   ================= =================  ================

Investments in shares of the Underlying Funds, at cost             $  46,786,665     $  15,619,925      $  33,782,707
Underlying Fund shares held                                            1,964,417         1,289,311          2,747,198

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
 Gateway Plus:
   Units outstanding, December 31, 2013                               28,112,752         7,834,891         16,876,382
   Unit fair value, December 31, 2013                              $    1.874306     $    2.825508      $    1.841783

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                   51,064            32,805            111,468
   Unit fair value, December 31, 2013                              $    1.343376     $    2.103001      $    1.477281

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                  667,598            54,744            183,970
   Unit fair value, December 31, 2013                              $    1.300331     $    2.035477      $    1.429885


The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2013


                                                                                           DWS
                                                                   DWS HIGH INCOME    INTERNATIONAL      DWS LARGE CAP
                                                                         VIP               VIP             VALUE VIP
                                                                        CLASS A           CLASS A            CLASS A
                                                                   ----------------- -----------------  ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $  43,165,074     $  12,838,722      $ 105,800,994
Investment income receivable                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Total assets                                                        43,165,074        12,838,722        105,800,994

LIABILITIES:                                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Net assets                                                       $  43,165,074     $  12,838,722      $ 105,800,994
                                                                   ================= =================  ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                               42,382,200        12,607,188        104,885,525
  Payout reserves                                                        782,874           231,534            915,469
                                                                   ----------------- -----------------  ----------------
                                                                   $  43,165,074     $  12,838,722      $ 105,800,994
                                                                   ================= =================  ================

Investments in shares of the Underlying Funds, at cost             $  41,813,099     $  12,306,650      $  85,850,968
Underlying Fund shares held                                            6,201,878         1,417,078          6,624,984

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
 Gateway Plus:
   Units outstanding, December 31, 2013                               19,353,401        10,729,261         36,650,711
   Unit fair value, December 31, 2013                              $    2.202600     $    1.154380      $    2.822712

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                   45,436           241,658            215,098
   Unit fair value, December 31, 2013                              $    2.029323     $    1.097688      $    1.803396

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                  226,593           176,800          1,122,127
   Unit fair value, December 31, 2013                              $    1.964179     $    1.062290      $    1.745511

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2013

                                                                   DWS MONEY MARKET   DWS SMALL MID      DWS SMALL MID
                                                                         VIP          CAP GROWTH VIP     CAP VALUE VIP
                                                                      CLASS A             CLASS A          CLASS A (a)
                                                                   ----------------- -----------------  ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $  33,034,202     $  39,096,283      $  47,238,358
Investment income receivable                                                 146                 -                  -
                                                                   ----------------- -----------------  ----------------
  Total assets                                                        33,034,348        39,096,283         47,238,358

LIABILITIES:                                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Net assets                                                       $  33,034,348     $  39,096,283      $  47,238,358
                                                                   ================= =================  ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                               32,578,691        38,575,133         46,893,757
  Payout reserves                                                        455,657           521,150            344,601
                                                                   ----------------- -----------------  ----------------
                                                                   $  33,034,348     $  39,096,283      $  47,238,358
                                                                   ================= =================  ================

Investments in shares of the Underlying Funds, at cost             $  33,034,202     $  25,356,733      $  36,944,701
Underlying Fund shares held                                           33,034,202         1,810,851          2,765,712

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
 Gateway Plus:
   Units outstanding, December 31, 2013                               27,092,569        21,379,592         12,226,459
   Unit fair value, December 31, 2013                              $    1.209311     $    1.793085      $    3.789201

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                   97,203            79,166             65,540
   Unit fair value, December 31, 2013                              $    1.022292     $    1.134208      $    3.300973

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                  173,452           611,302            217,067
   Unit fair value, December 31, 2013                              $    0.989531     $    1.097767      $    3.194870

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2013


                                                                                      GOLDMAN SACHS
                                                                         DWS            VIT GLOBAL
                                                                    UNCONSTRAINED        MARKETS         INVESCO V.I.
                                                                      INCOME VIP      NAVIGATOR FUND    UTILITIES FUND
                                                                       CLASS A        SERVICE SHARES    SERIES I SHARES
                                                                   ----------------- -----------------  ----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $  19,798,830     $      38,734      $   7,600,218
Investment income receivable                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Total assets                                                        19,798,830            38,734          7,600,218

LIABILITIES:                                                                   -                 -                  -
                                                                   ----------------- -----------------  ----------------
  Net assets                                                       $  19,798,830     $      38,734      $   7,600,218
                                                                   ================= =================  ================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                               19,586,979            38,734          7,521,701
  Payout reserves                                                        211,851                 -             78,517
                                                                   ----------------- -----------------  ----------------
                                                                   $  19,798,830     $      38,734      $   7,600,218
                                                                   ================= =================  ================

Investments in shares of the Underlying Funds, at cost             $  19,542,388     $      37,794      $   7,469,965
Underlying Fund shares held                                            1,717,158             3,377            446,284

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
 Gateway Plus:
   Units outstanding, December 31, 2013                                9,407,349            33,018          5,760,863
   Unit fair value, December 31, 2013                              $    2.066079     $    1.173138      $    1.291033

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                   15,759                 -              2,935
   Unit fair value, December 31, 2013                              $    1.939039                 -      $    1.282396

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                  176,867                 -            128,034
   Unit fair value, December 31, 2013                              $    1.876817                 -      $    1.241779

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

DECEMBER 31, 2013

                                                                                       THE DREYFUS
                                                                                        SOCIALLY
                                                                     JANUS ASPEN       RESPONSIBLE
                                                                    JANUS PORTFOLIO    GROWTH FUND,
                                                                     INSTITUTIONAL     INC. INITIAL
                                                                         SHARES           SHARES
                                                                   ----------------- -----------------
ASSETS:
Investments in shares of the Underlying Funds, at fair value       $     143,820     $   2,341,455
Investment income receivable                                                   -                 -
                                                                   ----------------- -----------------
  Total assets                                                           143,820         2,341,455

LIABILITIES:                                                                   -                 -
                                                                   ----------------- -----------------
  Net assets                                                       $     143,820     $   2,341,455
                                                                   ================= =================

NET ASSETS BY CATEGORY:
  Accumulation reserves                                                  143,820         2,323,330
  Payout reserves                                                              -            18,125
                                                                   ----------------- -----------------
                                                                   $     143,820     $   2,341,455
                                                                   ================= =================

Investments in shares of the Underlying Funds, at cost             $     111,401     $   1,547,602
Underlying Fund shares held                                                4,205            53,118

Units outstanding and unit fair values by distribution category:
Scudder Gateway Advisor, Scudder Gateway Elite and Scudder
 Gateway Plus:
   Units outstanding, December 31, 2013                                  115,564         1,978,558
   Unit fair value, December 31, 2013                              $    1.244511     $    1.179575

Scudder Gateway Incentive:
   Units outstanding, December 31, 2013                                        -             2,626
   Unit fair value, December 31, 2013                                          -     $    1.238933

Scudder Gateway Incentive with Enhanced Death Benefit Rider:
   Units outstanding, December 31, 2013                                        -             3,622
   Unit fair value, December 31, 2013                                          -     $    1.199167

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                                         DREYFUS IP
                                                                        ALGER CAPITAL   MIDCAP STOCK
                                                        ALGER BALANCED   APPRECIATION     PORTFOLIO                  DWS CAPITAL
                                                           PORTFOLIO      PORTFOLIO       INITIAL     DWS BOND VIP    GROWTH VIP
                                                            CLASS I-2     CLASS I-2        SHARES        CLASS A       CLASS A
                                                        -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME:
  Dividends                                             $     311,354  $      69,926  $     345,517  $   1,062,911  $   1,147,360

EXPENSES:
  Mortality and expense risk fees                             336,747        246,318        306,093        356,151      1,128,167
  Administrative expense fees                                  40,144         29,406         36,595         42,611        134,915
                                                        -------------- -------------- -------------- -------------- --------------
     Total expenses                                           376,891        275,724        342,688        398,762      1,263,082
                                                        -------------- -------------- -------------- -------------- --------------

     Net investment income (loss)                             (65,537)      (205,798)         2,829        664,149       (115,722)
                                                        -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Capital gain distributions                                        -      2,184,202              -              -              -
  Net realized gain (loss) from sales of investments           55,537      1,442,695      1,093,105           (231)     3,653,467
                                                        -------------- -------------- -------------- -------------- --------------
     Net realized gain (loss)                                  55,537      3,626,897      1,093,105           (231)     3,653,467
  Change in unrealized gain (loss)                          3,413,567      2,193,331      5,806,813     (1,974,353)    21,879,996
                                                        -------------- -------------- -------------- -------------- --------------
     Net realized and unrealized gain (loss)                3,469,104      5,820,228      6,899,918     (1,974,584)    25,533,463
                                                        -------------- -------------- -------------- -------------- --------------
     Net increase (decrease) in net assets from
      operations                                        $   3,403,567  $   5,614,430  $   6,902,747  $  (1,310,435) $  25,417,741
                                                        ============== ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                                       DWS GLOBAL
                                                       DWS CORE EQUITY  DWS EQUITY 500   DWS GLOBAL     DWS GLOBAL   INCOME BUILDER
                                                             VIP           INDEX VIP     EQUITY VIP     GROWTH VIP         VIP
                                                           CLASS A          CLASS A      CLASS A (a)    CLASS A (a)      CLASS A
                                                       --------------- --------------- -------------- -------------- --------------
INVESTMENT INCOME:
  Dividends                                            $     961,180   $     683,640   $     388,797  $     152,792  $   1,115,868

EXPENSES:
  Mortality and expense risk fees                            828,723         481,425         202,049        151,547        674,653
  Administrative expense fees                                 99,239          57,515          24,181         18,157         80,657
                                                       --------------- --------------- -------------- -------------- --------------
     Total expenses                                          927,962         538,940         226,230        169,704        755,310
                                                       --------------- --------------- -------------- -------------- --------------

     Net investment income (loss)                             33,218         144,700         162,567        (16,912)       360,558
                                                       --------------- --------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Capital gain distributions                                       -         812,074               -              -              -
  Net realized gain (loss) from sales of investments       2,440,326       1,913,541        (411,351)      (810,710)       573,729
                                                       --------------- --------------- -------------- -------------- --------------
     Net realized gain (loss)                              2,440,326       2,725,615        (411,351)      (810,710)       573,729
  Change in unrealized gain (loss)                        17,340,466       7,038,588       2,837,190      3,170,962      6,516,187
                                                       --------------- --------------- -------------- -------------- --------------
     Net realized and unrealized gain (loss)              19,780,792       9,764,203       2,425,839      2,360,252      7,089,916
                                                       --------------- --------------- -------------- -------------- --------------
     Net increase (decrease) in net assets from
      operations                                       $  19,814,010   $   9,908,903   $   2,588,406  $   2,343,340  $   7,450,474
                                                       =============== =============== ============== ============== ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                         DWS GLOBAL   DWS GOVERNMENT                       DWS
                                                          SMALL CAP      & AGENCY    DWS HIGH INCOME  INTERNATIONAL DWS LARGE CAP
                                                         GROWTH VIP   SECURITIES VIP       VIP             VIP        VALUE VIP
                                                           CLASS A        CLASS A         CLASS A        CLASS A       CLASS A
                                                       -------------- -------------- --------------- -------------- -------------
INVESTMENT INCOME:
  Dividends                                            $     139,019  $   1,111,877  $   3,344,088   $     658,636  $   2,083,498

EXPENSES:
  Mortality and expense risk fees                            266,651        455,421        561,164         155,183      1,310,575
  Administrative expense fees                                 31,952         54,509         67,160          18,552        156,588
                                                       -------------- -------------- --------------- -------------- -------------
     Total expenses                                          298,603        509,930        628,324         173,735      1,467,163
                                                       -------------- -------------- --------------- -------------- -------------

     Net investment income (loss)                           (159,584)       601,947      2,715,764         484,901        616,335
                                                       -------------- -------------- --------------- -------------- -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Capital gain distributions                               1,476,116      1,512,383              -               -              -
  Net realized gain (loss) from sales of investments         981,726       (368,585)        90,313        (120,946)     1,923,365
                                                       -------------- -------------- --------------- -------------- -------------
     Net realized gain (loss)                              2,457,842      1,143,798         90,313        (120,946)     1,923,365
  Change in unrealized gain (loss)                         3,888,872     (3,402,534)       (20,015)      1,740,874     23,782,563
                                                       -------------- -------------- --------------- -------------- -------------
     Net realized and unrealized gain (loss)               6,346,714     (2,258,736)        70,298       1,619,928     25,705,928
                                                       -------------- -------------- --------------- -------------- -------------
     Net increase (decrease) in net assets from
      operations                                       $   6,187,130  $  (1,656,789) $   2,786,062   $   2,104,829  $  26,322,263
                                                       ============== ============== =============== ============== =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                                   GOLDMAN SACHS
                                                                                                         DWS        VIT GLOBAL
                                                         DWS MONEY    DWS SMALL MID  DWS SMALL MID  UNCONSTRAINED     MARKETS
                                                         MARKET VIP   CAP GROWTH VIP CAP VALUE VIP    INCOME VIP   NAVIGATOR FUND
                                                           CLASS A        CLASS A     CLASS A (a)      CLASS A     SERVICE SHARES
                                                       -------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME:
  Dividends                                            $       3,651  $      41,910  $     517,478  $   1,149,469  $           8

EXPENSES:
  Mortality and expense risk fees                            461,389        443,461        575,743        276,615            181
  Administrative expense fees                                 55,296         52,985         68,846         33,077             22
                                                       -------------- -------------- -------------- -------------- --------------
     Total expenses                                          516,685        496,446        644,589        309,692            203
                                                       -------------- -------------- -------------- -------------- --------------

     Net investment income (loss)                           (513,034)      (454,536)      (127,111)       839,777           (195)
                                                       -------------- -------------- -------------- -------------- --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Capital gain distributions                                       -              -              -        656,018            462
  Net realized gain (loss) from sales of investments               -      1,456,097      1,227,536        205,818            338
                                                       -------------- -------------- -------------- -------------- --------------
     Net realized gain (loss)                                      -      1,456,097      1,227,536        861,836            800
  Change in unrealized gain (loss)                                 -     11,003,000     12,358,326     (2,291,902)           838
                                                       -------------- -------------- -------------- -------------- --------------
     Net realized and unrealized gain (loss)                       -     12,459,097     13,585,862     (1,430,066)         1,638
                                                       -------------- -------------- -------------- -------------- --------------
     Net increase (decrease) in net assets from
      operations                                       $    (513,034) $  12,004,561  $  13,458,751  $    (590,289) $       1,443
                                                       ============== ============== ============== ============== ==============

(a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                                                              THE DREYFUS
                                                                                                                SOCIALLY
                                                                                             JANUS ASPEN       RESPONSIBLE
                                                                          INVESCO V.I.     JANUS PORTFOLIO     GROWTH FUND,
                                                                         UTILITIES FUND      INSTITUTIONAL     INC. INITIAL
                                                                         SERIES I SHARES        SHARES            SHARES
                                                                         ----------------  ----------------  -----------------
INVESTMENT INCOME:
  Dividends                                                              $     242,846     $       1,004     $      28,312

EXPENSES:
  Mortality and expense risk fees                                              106,348             1,644            28,154
  Administrative expense fees                                                   12,705               197             3,378
                                                                         ----------------  ----------------  -----------------
     Total expenses                                                            119,053             1,841            31,532
                                                                         ----------------  ----------------  -----------------

     Net investment income (loss)                                              123,793              (837)           (3,220)
                                                                         ----------------  ----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Capital gain distributions                                                   169,124                 -                 -
  Net realized gain (loss) from sales of investments                            89,611             1,806           104,366
                                                                         ----------------  ----------------  -----------------
     Net realized gain (loss)                                                  258,735             1,806           104,366
  Change in unrealized gain (loss)                                             367,784            32,125           520,600
                                                                         ----------------  ----------------  -----------------
     Net realized and unrealized gain (loss)                                   626,519            33,931           624,966
                                                                         ----------------  ----------------  -----------------
     Net increase (decrease) in net assets from operations               $     750,312     $      33,094     $     621,746
                                                                         ================  ================  =================

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                          ALGER CAPITAL APPRECIATION     DREYFUS IP MIDCAP STOCK
                                            ALGER BALANCED PORTFOLIO               PORTFOLIO                    PORTFOLIO
                                                    CLASS I-2                      CLASS I-2                  INITIAL SHARES
                                         -----------------------------  -----------------------------  -----------------------------
                                               2013           2012            2013           2012            2013           2012
                                         -------------- --------------  -------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)          $     (65,537) $      (9,817)  $    (205,798) $     (74,360)  $       2,829  $    (219,060)
   Net realized gain (loss)                     55,537       (483,346)      3,626,897      1,076,043       1,093,105        134,994
   Change in unrealized gain (loss)          3,413,567      1,892,051       2,193,331      1,825,141       5,806,813      3,948,790
                                         -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from operations                          3,403,567      1,398,888       5,614,430      2,826,824       6,902,747      3,864,724
                                         -------------- --------------  -------------- --------------  -------------- --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                        21,638        111,570          50,262          9,226          76,266          5,498
   Withdrawals                              (2,138,056)    (3,163,940)     (1,539,402)    (1,572,562)     (1,799,088)    (2,015,334)
   Contract benefits                        (1,906,782)    (1,721,772)     (1,390,304)    (1,194,397)     (1,282,350)    (1,267,879)
   Contract charges                            (79,017)       (86,904)        (57,741)       (57,413)        (78,594)       (76,176)
   Transfers                                   781,634       (380,531)        222,475        787,616      (1,444,538)    (1,160,369)
   Other transfers from (to) the General
    Account                                    613,646        208,321          67,919        123,117         119,539        141,525
                                         -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from contract transactions              (2,706,937)    (5,033,256)     (2,646,791)    (1,904,413)     (4,408,765)    (4,372,735)
                                         -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets       696,630     (3,634,368)      2,967,639        922,411       2,493,982       (508,011)

 NET ASSETS:
   Beginning of year                        26,270,520     29,904,888      18,381,332     17,458,921      22,670,705     23,178,716
                                         -------------- --------------  -------------- --------------  -------------- --------------
   End of year                           $  26,967,150  $  26,270,520   $  21,348,971  $  18,381,332   $  25,164,687  $  22,670,705
                                         ============== ==============  ============== ==============  ============== ==============


The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                 DWS BOND VIP              DWS CAPITAL GROWTH VIP           DWS CORE EQUITY VIP
                                                   CLASS A                        CLASS A                         CLASS A
                                        -----------------------------  -----------------------------  -----------------------------
                                              2013           2012            2013           2012            2013           2012
                                        -------------- --------------  -------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     664,149  $    (308,088)  $    (115,722) $    (475,737)  $      33,218  $    (335,448)
   Net realized gain (loss)                      (231)       144,055       3,653,467      1,907,272       2,440,326       (253,558)
   Change in unrealized gain (loss)        (1,974,353)     1,505,791      21,879,996     11,047,830      17,340,466      5,292,606
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from operations                        (1,310,435)     1,341,758      25,417,741     12,479,365      19,814,010      4,703,600
                                        -------------- --------------  -------------- --------------  -------------- --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      105,686          6,666         209,944         52,212         125,333         47,876
   Withdrawals                             (2,704,095)    (2,393,872)     (6,244,328)    (6,441,014)     (4,958,669)    (3,345,848)
   Contract benefits                       (1,801,985)    (2,099,251)     (5,369,060)    (6,466,790)     (5,550,074)    (4,743,060)
   Contract charges                           (76,164)       (61,149)       (256,852)      (267,385)       (128,670)      (103,256)
   Transfers                                 (732,016)    34,463,604      (2,970,557)    (4,216,053)       (258,932)    35,339,791
   Other transfers from (to) the General
    Account                                   257,270        296,003         433,658      1,080,719         634,197        328,210
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from contract transactions             (4,951,304)    30,212,001     (14,197,195)   (16,258,311)    (10,136,815)    27,523,713
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets   (6,261,739)    31,553,759      11,220,546     (3,778,946)      9,677,195     32,227,313

 NET ASSETS:
   Beginning of year                       31,553,759              -      84,746,992     88,525,938      60,523,254     28,295,941
                                        -------------- --------------  -------------- --------------  -------------- --------------
   End of year                          $  25,292,020  $  31,553,759   $  95,967,538  $  84,746,992   $  70,200,449  $  60,523,254
                                        ============== ==============  ============== ==============  ============== ==============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                            DWS EQUITY 500 INDEX VIP       DWS GLOBAL EQUITY VIP          DWS GLOBAL GROWTH VIP
                                                     CLASS A                    CLASS A (a)                    CLASS A (a)
                                        -----------------------------  -----------------------------  -----------------------------
                                              2013           2012            2013           2012            2013           2012
                                        -------------- --------------  -------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     144,700  $     114,550   $     162,567  $     223,851   $     (16,912) $       6,027
   Net realized gain (loss)                 2,725,615      1,109,876        (411,351)      (950,403)       (810,710)      (980,630)
   Change in unrealized gain (loss)         7,038,588      3,418,301       2,837,190      2,999,371       3,170,962      3,329,041
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from operations                         9,908,903      4,642,727       2,588,406      2,272,819       2,343,340      2,354,438
                                        -------------- --------------  -------------- --------------  -------------- --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                       14,774         48,365          35,139         44,262           3,816          4,330
   Withdrawals                             (2,790,896)    (2,832,937)       (899,557)    (1,293,178)       (653,094)      (925,976)
   Contract benefits                       (2,485,926)    (1,883,547)       (612,418)      (850,770)     (4,128,074)      (945,721)
   Contract charges                          (112,146)      (109,747)        (39,818)       (37,886)        (36,189)       (48,127)
   Transfers                                  993,452        (26,947)       (311,843)        23,779        (336,021)      (571,373)
   Other transfers from (to) the General
    Account                                   407,088        152,243          42,620        108,267         149,346        158,668
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from contract transactions             (3,973,654)    (4,652,570)     (1,785,877)    (2,005,526)     (5,000,216)    (2,328,199)
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets    5,935,249         (9,843)        802,529        267,293      (2,656,876)        26,239

 NET ASSETS:
   Beginning of year                       34,426,214     34,436,057      15,694,561     15,427,268      14,946,901     14,920,662
                                        -------------- --------------  -------------- --------------  -------------- --------------
   End of year                          $  40,361,463  $  34,426,214   $  16,497,090  $  15,694,561   $  12,290,025  $  14,946,901
                                        ============== ==============  ============== ==============  ============== ==============

 (a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                      DWS                          DWS                  DWS GOVERNMENT & AGENCY
                                          GLOBAL INCOME BUILDER VIP     GLOBAL SMALL CAP GROWTH VIP          SECURITIES VIP
                                                    CLASS A                       CLASS A                       CLASS A
                                        -----------------------------  -----------------------------  -----------------------------
                                              2013           2012            2013           2012            2013           2012
                                        -------------- --------------  -------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     360,558  $      88,826   $    (159,584) $    (148,879)  $     601,947  $   1,172,341
   Net realized gain (loss)                   573,729       (418,910)      2,457,842      1,638,157       1,143,798      1,445,247
   Change in unrealized gain (loss)         6,516,187      6,221,004       3,888,872      1,196,801      (3,402,534)    (1,930,864)
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from operations                         7,450,474      5,890,920       6,187,130      2,686,079      (1,656,789)       686,724
                                        -------------- --------------  -------------- --------------  -------------- --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                       42,906        676,642           9,774         12,870          18,287         66,574
   Withdrawals                             (3,852,303)    (4,011,731)     (1,366,121)    (1,671,813)     (3,761,742)    (5,611,061)
   Contract benefits                       (3,742,432)    (4,690,303)     (1,355,494)    (1,239,435)     (2,541,707)    (4,175,465)
   Contract charges                           (98,385)      (103,424)        (58,602)       (59,446)       (100,121)      (125,303)
   Transfers                                 (123,512)       219,020      (1,250,464)      (826,189)     (1,659,519)        (6,416)
   Other transfers from (to) the
    General Account                           628,295        369,000          45,899         99,485         321,728        545,583
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from contract transactions             (7,145,431)    (7,540,796)     (3,975,008)    (3,684,528)     (7,723,074)    (9,306,088)
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets      305,043     (1,649,876)      2,212,122       (998,449)     (9,379,863)    (8,619,364)

 NET ASSETS:
   Beginning of year                       53,323,554     54,973,430      20,105,845     21,104,294      40,890,222     49,509,586
                                        -------------- --------------  -------------- --------------  -------------- --------------
   End of year                          $  53,628,597  $  53,323,554   $  22,317,967  $  20,105,845   $  31,510,359  $  40,890,222
                                        ============== ==============  ============== ==============  ============== ==============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,


                                             DWS HIGH INCOME VIP            DWS INTERNATIONAL VIP        DWS LARGE CAP VALUE VIP
                                                   CLASS A                         CLASS A                       CLASS A
                                        -----------------------------  -----------------------------  -----------------------------
                                              2013           2012            2013           2012            2013           2012
                                        -------------- --------------  -------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $   2,715,764  $   3,234,824   $     484,901  $      90,620   $     616,335  $     574,413
   Net realized gain (loss)                    90,313       (373,133)       (120,946)      (509,077)      1,923,365     (1,283,234)
   Change in unrealized gain (loss)           (20,015)     3,059,036       1,740,874      2,517,882      23,782,563      9,184,278
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from operations                         2,786,062      5,920,727       2,104,829      2,099,425      26,322,263      8,475,457
                                        -------------- --------------  -------------- --------------  -------------- --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                       11,999         80,112           9,000         19,295         122,394         86,374
   Withdrawals                             (3,942,558)    (4,462,856)     (1,240,911)      (789,007)     (8,509,919)    (8,566,895)
   Contract benefits                       (2,182,733)    (2,711,173)       (895,892)      (926,466)     (6,829,824)    (6,203,957)
   Contract charges                           (89,783)       (96,373)        (35,319)       (34,874)       (277,879)      (289,302)
   Transfers                               (1,243,491)       (97,902)        550,230       (204,120)     (3,904,389)    (3,972,571)
   Other transfers from (to) the General
    Account                                   306,939        162,939          49,700        120,148         680,944        947,813
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from contract transactions             (7,139,627)    (7,125,253)     (1,563,192)    (1,815,024)    (18,718,673)   (17,998,538)
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets   (4,353,565)    (1,204,526)        541,637        284,401       7,603,590     (9,523,081)

 NET ASSETS:
   Beginning of year                       47,518,639     48,723,165      12,297,085     12,012,684      98,197,404    107,720,485
                                        -------------- --------------  -------------- --------------  -------------- --------------
   End of year                          $  43,165,074  $  47,518,639   $  12,838,722  $  12,297,085   $ 105,800,994  $  98,197,404
                                        ============== ==============  ============== ==============  ============== ==============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                              DWS MONEY MARKET VIP     DWS SMALL MID CAP GROWTH VIP   DWS SMALL MID CAP VALUE VIP
                                                     CLASS A                      CLASS A                       CLASS A (a)
                                        -----------------------------  -----------------------------  -----------------------------
                                              2013           2012            2013           2012            2013           2012
                                        -------------- --------------  -------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $    (513,034) $    (565,470)  $    (454,536) $    (467,800)  $    (127,111) $    (131,594)
   Net realized gain (loss)                         -              -       1,456,097        356,953       1,227,536       (639,611)
   Change in unrealized gain (loss)                 -              -      11,003,000      4,142,719      12,358,326      6,486,466
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from operations                          (513,034)      (565,470)     12,004,561      4,031,872      13,458,751      5,715,261
                                        -------------- --------------  -------------- --------------  -------------- --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      241,911        130,620         124,601         47,600          56,406         21,761
   Withdrawals                            (12,453,005)    (8,637,803)     (2,358,335)    (2,446,996)     (3,520,975)    (3,239,411)
   Contract benefits                       (1,630,876)    (2,056,612)     (1,795,972)    (1,837,116)    (10,003,074)    (2,016,456)
   Contract charges                          (109,638)      (122,103)       (104,250)      (100,818)       (124,479)      (143,926)
   Transfers                                3,354,923     (1,729,625)       (467,154)    (1,258,022)     (1,293,684)      (972,869)
   Other transfers from (to) the General
    Account                                 6,653,123      7,722,209         140,716        360,026         216,599        183,849
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from contract transactions             (3,943,561)    (4,693,314)     (4,460,394)    (5,235,326)    (14,669,207)    (6,167,052)
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets   (4,456,595)    (5,258,784)      7,544,167     (1,203,454)     (1,210,456)      (451,791)

 NET ASSETS:
   Beginning of year                       37,490,944     42,749,728      31,552,116     32,755,570      48,448,814     48,900,605
                                        -------------- --------------  -------------- --------------  -------------- --------------
   End of year                          $  33,034,348  $  37,490,944   $  39,096,283  $  31,552,116   $  47,238,358  $  48,448,814
                                        ============== ==============  ============== ==============  ============== ==============


 (a)  Name change.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,

                                                                               GOLDMAN SACHS
                                                                            VIT GLOBAL MARKETS
                                        DWS UNCONSTRAINED INCOME VIP          NAVIGATOR FUND         INVESCO V.I. UTILITIES FUND
                                                   CLASS A                    SERVICE SHARES               SERIES I SHARES
                                        -----------------------------  -----------------------------  -----------------------------
                                              2013           2012            2013           2012            2013           2012
                                        -------------- --------------  -------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)         $     839,777  $   1,177,536   $        (195) $        (145)  $     123,793  $     141,540
   Net realized gain (loss)                   861,836        513,037             800            161         258,735        321,372
   Change in unrealized gain (loss)        (2,291,902)     1,029,803             838            102         367,784       (281,200)
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from operations                          (590,289)     2,720,376           1,443            118         750,312        181,712
                                        -------------- --------------  -------------- --------------  -------------- --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      106,830         26,219               -              -         112,916         39,960
   Withdrawals                             (1,741,707)    (2,721,321)         (7,836)          (275)       (671,397)      (813,630)
   Contract benefits                       (1,090,020)    (1,610,953)              -              -        (515,943)      (473,004)
   Contract charges                           (74,579)       (86,973)            (58)           (36)        (26,898)       (29,240)
   Transfers                               (1,646,978)       510,896          41,770          3,604        (325,956)      (460,986)
   Other transfers from (to) the General
    Account                                   164,332        173,957               4              -         209,679         46,532
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets
    from contract transactions             (4,282,122)    (3,708,175)         33,880          3,293      (1,217,599)    (1,690,368)
                                        -------------- --------------  -------------- --------------  -------------- --------------
   Net increase (decrease) in net assets   (4,872,411)      (987,799)         35,323          3,411        (467,287)    (1,508,656)

 NET ASSETS:
   Beginning of year                       24,671,241     25,659,040           3,411              -       8,067,505      9,576,161
                                        -------------- --------------  -------------- --------------  -------------- --------------
   End of year                          $  19,798,830  $  24,671,241   $      38,734  $       3,411   $   7,600,218  $   8,067,505
                                        ============== ==============  ============== ==============  ============== ==============


The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

FOR THE YEARS ENDED DECEMBER 31,


                                                                                             THE DREYFUS SOCIALLY RESPONSIBLE
                                                            JANUS ASPEN JANUS PORTFOLIO              GROWTH FUND, INC.
                                                               INSTITUTIONAL SHARES                   INITIAL SHARES
                                                         ----------------------------------  ----------------------------------
                                                               2013              2012              2013             2012
                                                         ----------------- ----------------  ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)                          $        (837)    $      (1,054)    $      (3,220)   $     (13,132)
   Net realized gain (loss)                                      1,806             1,193           104,366           58,733
   Change in unrealized gain (loss)                             32,125            18,798           520,600          181,252
                                                         ----------------- ----------------  ----------------------------------
   Net increase (decrease) in net assets from operations        33,094            18,937           621,746          226,853
                                                         ----------------- ----------------  ----------------------------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                                             -                 -                35              809
   Withdrawals                                                  (6,844)          (17,407)         (149,061)        (211,721)
   Contract benefits                                            (8,301)           (3,056)         (102,841)        (176,201)
   Contract charges                                               (265)             (302)           (8,147)          (8,182)
   Transfers                                                    (9,297)           27,526           (99,486)         (57,546)
   Other transfers from (to) the General Account                 2,397                 -            61,341           15,009
                                                         ----------------- ----------------  ----------------------------------
   Net increase (decrease) in net assets from contract
    transactions                                               (22,310)            6,761          (298,159)        (437,832)
                                                         ----------------- ----------------  ----------------------------------
   Net increase (decrease) in net assets                        10,784            25,698           323,587         (210,979)

 NET ASSETS:
   Beginning of year                                           133,036           107,338         2,017,868        2,228,847
                                                         ----------------- ----------------  ----------------------------------
   End of year                                           $     143,820     $     133,036     $   2,341,455    $   2,017,868
                                                         ================= ================  ==================================

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT KG

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

    Separate Account KG (the "Separate Account"), which funds the Scudder Gateway Advisor, Scudder Gateway Elite, Scudder Gateway Plus, and Scudder Gateway Incentive variable annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on November 1, 1990, for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned subsidiary of Global Atlantic (Fin) Company, a Delaware company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

    Prior to April 30, 2013, Commonwealth Annuity was a wholly-owned subsidiary of The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs contributed several of its insurance subsidiaries, including Commonwealth Annuity, to GAFG, a newly formed holding company, and to certain subsidiaries of GAFG. Goldman Sachs owns approximately 20% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 80% of the outstanding ordinary shares.

    Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's General Account is subject to the claims of creditors.

    The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration does not involve the supervision or management of investment practices or policies of the Separate Account or Commonwealth Annuity by the SEC.

    Epoch Securities, Inc. ("Epoch") is the principal underwriter for the Separate Account. Epoch, an affiliate of Commonwealth Annuity, is a wholly-owned subsidiary of Global Atlantic (Fin) Company, and is a wholly-owned indirect subsidiary of GAFG.

    Twenty-three Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year.

    Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Dreyfus Investment Portfolio
DWS Investment VIT Funds
DWS Variable Series I
DWS Variable Series II
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
The Alger Portfolios
The Dreyfus Socially Responsible Growth Fund, Inc.

    The fund groups listed above are open-end, diversified management investment companies registered

SEPARATE ACCOUNT KG
under the 1940 Act.

         The following Underlying Funds were renamed as indicated:

DATE            NEW NAME                               OLD NAME
----            --------                               --------
May 1, 2013     DWS Global Growth VIP Class A          DWS Global Thematic VIP Class A
May 1, 2013     DWS Small Mid Cap Value VIP Class A    DWS Dreman Small Mid Cap Value VIP Class A
July 15, 2013   DWS Global Equity VIP Class A          DWS Diversified International Equity VIP Class A

    From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Accounts are closed to new payment allocations and transfers:

CLOSED SUB-ACCOUNTS
Dreyfus IP MidCap Stock Portfolio Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

    ESTIMATES - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

    SUBSEQUENT EVENTS - For the year ended December 31, 2013, Commonwealth Annuity evaluated subsequent events through April 17, 2014; the issuance date of the financial statements.

    INVESTMENTS - Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain
(loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

    FINANCIAL INSTRUMENTS - The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

    U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to level 1 inputs and the lowest priority to level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

SEPARATE ACCOUNT KG

                        Basis of Fair Value Measurement

   Level 1 Inputs are adjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

   Level 2 Inputs to valuation techniques are observable either directly or indirectly.

   Level 3 One or more inputs to valuation techniques are both significant and unobservable.

    The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

    RECEIVABLE FROM AND PAYABLE TO COMMONWEALTH ANNUITY - These represent transactions not settled with the general account.

    ANNUITIZED CONTRACTS - Net assets allocated to contracts in the payout phase ("Payout Reserves") involving life contingencies are computed according to either the 1983A or Annuity 2000 mortality tables. Depending on the product the assumed investment return can be 3.0, 3.5, 5.0, or 7.0 percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

    UNITS OUTSTANDING AND UNIT FAIR VALUES BY DISTRIBUTION CATEGORY - The units outstanding represent the total number of units outstanding for the Sub-Account for the noted distribution category. A dash denotes the Sub-Account has no investors. The unit fair value is the measurement used in determining the value of a unit. The unit fair value varies to reflect the investment experience of the Sub-Account and any assessment of charges against the Sub-Account's net assets. A dash denotes the investment option is not available for the noted distribution category.

    STATEMENTS OF CHANGES IN NET ASSETS - Contract Owners may allocate their Contract Values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account ("GPA"). The Fixed Account is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed minimum interest rate. The GPA is included in Separate Account GPA, a non-registered Separate Account offered by Commonwealth Annuity, which offers fixed rates of interest for specified periods.

    Net Purchase Payments represent payments under the Contracts (excluding amounts allocated to the Fixed and GPA) reduced by applicable deductions, charges, and state premium taxes. Withdrawals are payments to Contract Owners and beneficiaries made under the terms of the Contracts and amounts that Contract Owners have requested to be withdrawn and paid to them. Contract Charges are deductions from Contract Values for optional rider benefits and annual contract fees. Contract benefits are payments made to Contract Owners and beneficiaries under the terms of the Contracts. Transfers are amounts that Contract Owners have directed to be moved among variable Sub-Accounts and the GPA. Other transfers from (to) the General Account include certain transfers from and to contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

    FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on

SEPARATE ACCOUNT KG
this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2013.

    DIVERSIFICATION REQUIREMENT - Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

    Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

    A contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectuses. When contract value has been allocated to more than one investment option, Contract Deductions are made from each on a pro-rata basis. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

    Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual contracts ("Individual Contract"). Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectuses.

SEPARATE ACCOUNT KG

                                                                                                       SCUDDER GATEWAY
                                 SCUDDER            SCUDDER           SCUDDER             SCUDDER       INCENTIVE WITH
                                 GATEWAY            GATEWAY           GATEWAY             GATEWAY       ENHANCED DEATH
                                 ADVISOR             ELITE             PLUS              INCENTIVE       BENEFIT RIDER
                           -----------------  -----------------  -----------------  -----------------  -----------------
Mortality and Expense Risk
 Frequency                       Daily              Daily              Daily              Daily              Daily
 Deduction Method           Unit Fair Value    Unit Fair Value    Unit Fair Value    Unit Fair Value     Unit Fair Value
 Rate (Annual)                   1.25%              1.25%              1.25%              1.30%              1.30%

Administrative Expense
 Frequency                       Daily              Daily              Daily              Daily              Daily
 Deduction Method           Unit Fair Value    Unit Fair Value    Unit Fair Value    Unit Fair Value     Unit Fair Value
 Rate (Annual)                   0.15%              0.15%              0.15%              0.15%              0.15%

Contract Fee
  Frequency                 Annually, and      Annually, and      Annually, and      Annually, and      Annually, and
                              upon full          upon full          upon full          upon full          upon full
                           surrender of the   surrender of the   surrender of the   surrender of the   surrender of the
                               contract           contract           contract           contract           contract
  Deduction Method            Individual         Individual         Individual         Individual         Individual
                               Contract           Contract           Contract           Contract           Contract
  Maximum Annual Fee             $35                $35                $35                $35                $35

Optional Rider Fees
  Frequency                       NA                 NA                 NA                 NA              Monthly
  Deduction Method                NA                 NA                 NA                 NA          Unit Fair Value
  Rate (Annual)                   NA                 NA                 NA                 NA               0.25%

Optional Rider Fees
  Frequency                    Monthly            Monthly            Monthly            Monthly            Monthly
  Deduction Method            Individual         Individual         Individual         Individual         Individual
                               Contract           Contract           Contract           Contract           Contract
  Rate (Annual)              0.15%-0.80%        0.15%-0.55%        0.15%-1.10%           0.30%              0.30%


    A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract Owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8.5% of the amount surrendered or redeemed.

    Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

    The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of these fees and charges are available in the product prospectuses.

SEPARATE ACCOUNT KG

    Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2013, management fees of the underlying Goldman Sachs VIT fund were paid directly by the fund to GSAM in its capacity as investment manager and administrator of the Goldman Sachs VIT fund.

    The Goldman Sachs VIT fund's advisory agreement provides for the fund to pay a fee equal to an annual rate of 0.81% of the fund's average daily net assets. According to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, the Goldman Sachs VIT fund paid a fee equal to an annual rate of 0.25% of the fund's average daily net assets.

NOTE 4 - CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding were as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------
                                                                                2013                2012
                                                                          ------------------  ------------------
ALGER BALANCED PORTFOLIO CLASS I-2
  Issuance of Units                                                           3,216,092           2,035,148
  Redemption of Units                                                        (5,325,193)         (6,211,985)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (2,109,101)         (4,176,837)
                                                                          ==================  ==================

ALGER CAPITAL APPRECIATION PORTFOLIO CLASS I-2
  Issuance of Units                                                           1,524,144           1,969,279
  Redemption of Units                                                        (3,452,059)         (3,567,303)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (1,927,915)         (1,598,024)
                                                                          ==================  ==================

DREYFUS IP MIDCAP STOCK PORTFOLIO INITIAL SHARES
  Issuance of Units                                                             301,591             227,638
  Redemption of Units                                                        (2,364,505)         (2,795,641)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (2,062,914)         (2,568,003)
                                                                          ==================  ==================

DWS BOND VIP CLASS A
  Issuance of Units                                                           3,417,637          25,862,078
  Redemption of Units                                                        (6,824,049)         (4,801,302)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (3,406,412)         21,060,776
                                                                          ==================  ==================

DWS CAPITAL GROWTH VIP CLASS A
  Issuance of Units                                                           2,504,873           2,443,363
  Redemption of Units                                                       (12,792,899)        (16,112,930)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                 (10,288,026)        (13,669,567)
                                                                          ==================  ==================

DWS CORE EQUITY VIP CLASS A
  Issuance of Units                                                           5,884,912          41,336,527
  Redemption of Units                                                       (14,406,692)        (13,649,267)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (8,521,780)         27,687,260
                                                                          ==================  ==================

SEPARATE ACCOUNT KG

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------
                                                                                2013                2012
                                                                          ------------------  ------------------
DWS EQUITY 500 INDEX VIP CLASS A
  Issuance of Units                                                           5,319,054           3,596,911
  Redemption of Units                                                        (8,463,704)         (8,090,795)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (3,144,650)         (4,493,884)
                                                                          ==================  ==================

DWS GLOBAL EQUITY VIP CLASS A (a)
  Issuance of Units                                                             883,426             877,660
  Redemption of Units                                                        (2,037,773)         (2,371,791)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (1,154,347)         (1,494,131)
                                                                          ==================  ==================

DWS GLOBAL GROWTH VIP CLASS A (a)
  Issuance of Units                                                             498,097             765,922
  Redemption of Units                                                        (3,563,822)         (2,386,590)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (3,065,725)         (1,620,668)
                                                                          ==================  ==================

DWS GLOBAL INCOME BUILDER VIP CLASS A
  Issuance of Units                                                           2,172,249           2,316,791
  Redemption of Units                                                        (6,296,980)         (7,202,440)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (4,124,731)         (4,885,649)
                                                                          ==================  ==================

DWS GLOBAL SMALL CAP GROWTH VIP CLASS A
  Issuance of Units                                                             676,160             716,777
  Redemption of Units                                                        (2,326,696)         (2,574,345)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (1,650,536)         (1,857,568)
                                                                          ==================  ==================

DWS GOVERNMENT & AGENCY SECURITIES VIP CLASS A
  Issuance of Units                                                           3,331,626           2,143,998
  Redemption of Units                                                        (7,527,704)         (7,036,824)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (4,196,078)         (4,892,826)
                                                                          ==================  ==================

DWS HIGH INCOME VIP CLASS A
  Issuance of Units                                                           3,890,657           3,681,269
  Redemption of Units                                                        (7,256,141)         (7,409,212)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (3,365,484)         (3,727,943)
                                                                          ==================  ==================

DWS INTERNATIONAL VIP CLASS A
  Issuance of Units                                                           1,447,285             985,409
  Redemption of Units                                                        (2,949,566)         (3,031,275)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (1,502,281)         (2,045,866)
                                                                          ==================  ==================

(a)  Name change.  See Note 1.

SEPARATE ACCOUNT KG

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------
                                                                                2013                2012
                                                                          ------------------  ------------------
DWS LARGE CAP VALUE VIP CLASS A
  Issuance of Units                                                           1,891,410           1,514,672
  Redemption of Units                                                        (9,344,742)        (10,049,839)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (7,453,332)         (8,535,167)
                                                                          ==================  ==================

DWS MONEY MARKET VIP CLASS A
  Issuance of Units                                                          21,348,287          15,065,738
  Redemption of Units                                                       (24,615,213)        (18,888,343)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (3,266,926)         (3,822,605)
                                                                          ==================  ==================

DWS SMALL MID CAP GROWTH VIP CLASS A
  Issuance of Units                                                           1,710,133           1,402,784
  Redemption of Units                                                        (4,719,566)         (5,714,987)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (3,009,433)         (4,312,203)
                                                                          ==================  ==================

DWS SMALL MID CAP VALUE VIP CLASS A (a)
  Issuance of Units                                                             912,378             595,262
  Redemption of Units                                                        (5,505,605)         (2,858,244)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (4,593,227)         (2,262,982)
                                                                          ==================  ==================

DWS UNCONSTRAINED INCOME VIP CLASS A
  Issuance of Units                                                           1,683,146           1,737,067
  Redemption of Units                                                        (3,750,172)         (3,600,374)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                  (2,067,026)         (1,863,307)
                                                                          ==================  ==================

GOLDMAN SACHS VIT GLOBAL MARKETS NAVIGATOR FUND SERVICE SHARES
  Issuance of Units                                                              51,923              77,580
  Redemption of Units                                                           (22,162)            (74,323)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                      29,761               3,257
                                                                          ==================  ==================

INVESCO V.I. UTILITIES FUND SERIES I SHARES
  Issuance of Units                                                           1,256,825           1,227,331
  Redemption of Units                                                        (2,195,051)         (2,679,063)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                    (938,226)         (1,451,732)
                                                                          ==================  ==================

JANUS ASPEN JANUS PORTFOLIO INSTITUTIONAL SHARES
  Issuance of Units                                                               6,773              30,769
  Redemption of Units                                                           (28,612)            (22,996)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                     (21,839)              7,773
                                                                          ==================  ==================

(a)  Name change.  See Note 1.

SEPARATE ACCOUNT KG

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------
                                                                                2013                2012
                                                                          ------------------  ------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. INITIAL SHARES
  Issuance of Units                                                              71,605              19,401
  Redemption of Units                                                          (352,363)           (516,884)
                                                                          ------------------  ------------------
    Net increase (decrease)                                                    (280,758)           (497,483)
                                                                          ==================  ==================

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2013 were as follows:

                            INVESTMENT PORTFOLIOS                                PURCHASES          SALES
                            ---------------------                                ---------          -----
Alger Balanced Portfolio Class I-2                                           $   2,241,912    $   5,014,386
Alger Capital Appreciation Portfolio Class I-2                                   3,316,801        3,985,189
Dreyfus IP MidCap Stock Portfolio Initial Shares                                   530,317        4,936,253
DWS Bond VIP Class A                                                             2,593,393        6,880,548
DWS Capital Growth VIP Class A                                                   1,689,705       16,002,622
DWS Core Equity VIP Class A                                                      4,145,990       14,249,587
DWS Equity 500 Index VIP Class A                                                 4,545,635        7,562,515
DWS Global Equity VIP Class A (a)                                                  885,687        2,508,998
DWS Global Growth VIP Class A (a)                                                  548,388        5,565,516
DWS Global Income Builder VIP Class A                                            2,556,978        9,341,852
DWS Global Small Cap Growth VIP Class A                                          2,152,383        4,810,859
DWS Government & Agency Securities VIP Class A                                   3,462,978        9,071,722
DWS High Income VIP Class A                                                      9,314,615       13,738,479
DWS International VIP Class A                                                    1,645,496        2,723,787
DWS Large Cap Value VIP Class A                                                  2,830,099       20,932,438
DWS Money Market VIP Class A                                                    17,063,299       21,519,886
DWS Small Mid Cap Growth VIP Class A                                             1,271,118        6,186,048
DWS Small Mid Cap Value VIP Class A (a)                                          1,272,872       16,069,190
DWS Unconstrained Income VIP Class A                                             2,885,469        5,671,796
Goldman Sachs VIT Global Markets Navigator Fund Service Shares                      51,796           17,649
Invesco V.I. Utilities Fund Series I Shares                                      1,493,704        2,418,386
Janus Aspen Janus Portfolio Institutional Shares                                     3,392           26,539
The Dreyfus Socially Responsible Growth Fund, Inc. Initial Shares                   90,121          391,500

(a)  Name change.  See Note 1.

SEPARATE ACCOUNT KG

NOTE 6 - FINANCIAL HIGHLIGHTS

    Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                                AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                                --------------                            -------------------------------
                                            UNIT FAIR  UNIT FAIR              INVESTMENT  EXPENSE    EXPENSE     TOTAL      TOTAL
                                             VALUES      VALUES                 INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                             LOWEST     HIGHEST       NET       RATIOS     LOWEST    HIGHEST     LOWEST     HIGHEST
                                   UNITS     ($) (4)    ($) (4)    ASSETS ($)   (%) (1)    (%) (2)    (%) (2)  (%) (3)(4) (%) (3)(4)
                                   -----    ---------  ---------   ---------- ----------  --------   --------  ---------- ----------
ALGER BALANCED PORTFOLIO
 CLASS I-2
2013                             19,632,724  1.313909   1.375378   26,967,150    1.17       1.40       1.70      13.32      13.69
2012                             21,741,825  1.159482   1.209802   26,270,520    1.38       1.40       1.70       4.42       4.74
2011                             25,918,662  1.110353   1.155004   29,904,888    2.87       1.40       1.70      (1.67)     (1.37)
2010                             30,993,620  1.129252   1.171093   36,260,177    2.57       1.40       1.70       8.46       8.79
2009                             35,955,781  1.041168   1.076460   38,667,428    3.23       1.40       1.70      27.05      27.44
ALGER CAPITAL APPRECIATION
 PORTFOLIO CLASS I-2
2013                             12,908,881  1.988867   1.643299   21,348,971    0.36       1.40       1.70      32.89      33.32
2012                             14,836,796  1.496607   1.232566   18,381,332    1.02       1.40       1.70      16.29      16.65
2011                             16,434,820  1.286949   1.056672   17,458,921    0.12       1.40       1.70      (2.00)     (1.70)
2010                             24,209,323  1.313190   1.074941   26,124,428    0.40       1.40       1.70      12.09      12.43
2009                             28,462,285  1.171548   0.956084   27,342,547     N/A       1.40       1.70      48.54      48.99
DREYFUS IP MIDCAP STOCK
 PORTFOLIO INITIAL SHARES
2013                             10,353,136  2.149214   2.436264   25,164,687    1.42       1.40       1.70      32.70      33.13
2012                             12,416,050  1.619583   1.829966   22,670,705    0.47       1.40       1.70      17.64      18.00
2011                             14,984,053  1.376720   1.550823   23,178,716    0.54       1.40       1.70      (1.31)     (1.01)
2010                             19,950,678  1.395030   1.566675   31,150,251    1.02       1.40       1.70      24.94      25.32
2009                             24,407,269  1.116576   1.250150   30,415,768    1.47       1.40       1.70      33.21      33.61
DWS BOND VIP CLASS A
2013                             17,654,364  1.136610   1.438514   25,292,020    3.77       1.40       1.70      (4.66)     (4.37)
2012                             21,060,776  1.192165   1.504232   31,553,759     N/A       1.40       1.70       3.98       4.19
DWS CAPITAL GROWTH VIP CLASS A
2013                             59,755,771  1.357345   1.611133   95,967,538    1.28       1.40       1.70      32.38      32.79
2012                             70,043,797  1.025312   1.213320   84,746,992    0.89       1.40       1.70      14.08      14.43
2011                             83,713,364  0.898770   1.060342   88,525,938    0.65       1.40       1.70      (6.10)     (5.81)
2010                             75,437,170  0.957128   1.125740   84,670,031    0.93       1.40       1.70      14.73      15.07
2009                             91,318,406  0.834277   0.978269   89,080,560    1.09       1.40       1.70      24.71      25.09

SEPARATE ACCOUNT KG

                                                AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                                --------------                            -------------------------------
                                            UNIT FAIR  UNIT FAIR              INVESTMENT  EXPENSE    EXPENSE     TOTAL      TOTAL
                                             VALUES      VALUES                 INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                             LOWEST     HIGHEST       NET       RATIOS     LOWEST    HIGHEST     LOWEST     HIGHEST
                                   UNITS     ($) (4)    ($) (4)    ASSETS ($)   (%) (1)    (%) (2)    (%) (2)  (%) (3)(4) (%) (3)(4)
                                   -----    ---------  ---------   ---------- ----------  --------   --------  ---------- ----------
DWS CORE EQUITY VIP CLASS A
2013                             50,862,518  1.498162   1.379159   70,200,449    1.46       1.40       1.70      35.02      35.43
2012                             59,384,298  1.109585   1.018343   60,523,254    0.74       1.40       1.70      13.85      14.19
2011                             31,697,038  0.974640   0.891767   28,295,941    1.30       1.40       1.70      (1.84)     (1.54)
2010                             36,733,422  0.992940   0.905747   33,313,949    1.67       1.40       1.70      12.45      12.80
2009                             41,856,421  0.882991   0.803000   33,655,855    2.09       1.40       1.70      31.87      32.27
DWS EQUITY 500 INDEX VIP CLASS A
2013                             28,773,810  1.475764   1.401046   40,361,463    1.79       1.40       1.70      29.71      30.11
2012                             31,918,460  1.137736   1.076854   34,426,214    1.74       1.40       1.70      13.73      14.08
2011                             36,412,344  1.000359   0.943952   34,436,057    1.77       1.40       1.70       0.10       0.41
2010                             43,593,221  0.999327   0.940108   41,114,810    1.93       1.40       1.70      12.75      13.10
2009                             51,624,445  0.886286   0.831223   43,045,877    2.86       1.40       1.70      24.18      24.56
DWS GLOBAL EQUITY VIP CLASS A (a)
2013                              9,711,087  1.354838   1.705412   16,497,090    2.43       1.40       1.70      17.31      17.67
2012                             10,865,434  1.154921   1.449358   15,694,561    2.88       1.40       1.70      15.35      15.70
2011                             12,359,565  1.001250   1.252691   15,427,268    2.00       1.40       1.70     (13.57)    (13.30)
2010                             14,955,456  1.158434   1.444939   21,540,872    2.33       1.40       1.70       9.05       9.38
2009                             17,660,495  1.062336   1.321060   23,263,019    6.19       1.40       1.70      27.16      27.55
DWS GLOBAL GROWTH VIP CLASS A (a)
2013                              6,617,056  1.615175   1.861567   12,290,025    1.27       1.40       1.70      20.02      20.39
2012                              9,682,781  1.345716   1.546276   14,946,901    1.45       1.40       1.70      16.58      16.94
2011                             11,303,449  1.154317   1.322324   14,920,662    0.64       1.40       1.70     (15.84)    (15.59)
2010                             14,205,923  1.371620   1.566473   22,218,621    0.97       1.40       1.70      11.72      12.06
2009                             15,505,764  1.227691   1.397831   21,639,984    1.51       1.40       1.70      41.38      41.81
DWS GLOBAL INCOME BUILDER VIP
 CLASS A
2013                             28,831,414  1.300331   1.874306   53,628,597    2.09       1.40       1.70      14.67      15.02
2012                             32,956,145  1.133989   1.629590   53,323,554    1.58       1.40       1.70      11.06      11.40
2011                             37,841,794  1.021060   1.462846   54,973,430    1.61       1.40       1.70      (3.10)     (2.81)
2010                             43,921,276  1.053750   1.505083   65,647,086    3.23       1.40       1.70       9.34       9.67
2009                             51,866,034  0.963771   1.372387   70,703,536    3.86       1.40       1.70      21.33      21.70

(a)  Name change.  See Note 1.

SEPARATE ACCOUNT KG

                                                AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                                --------------                            -------------------------------
                                            UNIT FAIR  UNIT FAIR             INVESTMENT  EXPENSE    EXPENSE     TOTAL      TOTAL
                                             VALUES      VALUES                INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                             LOWEST     HIGHEST     NET        RATIOS     LOWEST    HIGHEST     LOWEST     HIGHEST
                                   UNITS     ($) (4)    ($) (4)  ASSETS ($)    (%) (1)    (%) (2)    (%) (2)  (%) (3)(4) (%) (3)(4)
                                   -----    ---------  --------- ----------- ----------  --------   --------  ---------- ----------
DWS GLOBAL SMALL CAP GROWTH VIP
 CLASS A
2013                              7,922,440  2.035477   2.825508  22,317,967    0.66       1.40       1.70      33.66      34.06
2012                              9,572,976  1.522916   2.107581  20,105,845    0.69       1.40       1.70      13.41      13.76
2011                             11,430,544  1.342850   1.852728  21,104,294    1.77       1.40       1.70     (11.43)    (11.16)
2010                             14,103,136  1.516194   2.085504  29,243,577    0.41       1.40       1.70      24.49      24.87
2009                             16,341,095  1.217943   1.670182  27,145,776    1.66       1.40       1.70      45.69      46.13
DWS GOVERNMENT & AGENCY
 SECURITIES VIP CLASS A
2013                             17,171,820  1.429885   1.841783  31,510,359    3.09       1.40       1.70      (4.67)     (4.38)
2012                             21,367,898  1.499991   1.926207  40,890,222    4.02       1.40       1.70       1.18       1.48
2011                             26,260,724  1.482563   1.898027  49,509,586    4.43       1.40       1.70       5.64       5.96
2010                             32,865,035  1.403445   1.791275  58,465,317    4.78       1.40       1.70       4.80       5.12
2009                             39,841,327  1.339139   1.704015  67,469,629    4.85       1.40       1.70       6.24       6.57
DWS HIGH INCOME VIP CLASS A
2013                             19,625,430  1.964179   2.202600  43,165,074    7.53       1.40       1.70       6.10       6.42
2012                             22,990,914  1.851282   2.069679  47,518,639    8.18       1.40       1.70      12.96      13.31
2011                             26,718,857  1.638871   1.826628  48,723,165    9.22       1.40       1.70       2.07       2.38
2010                             32,105,809  1.605602   1.784106  57,188,044    8.36       1.40       1.70      12.06      12.40
2009                             38,908,356  1.432786   1.587232  61,659,470   10.79       1.40       1.70      37.61      38.03
DWS INTERNATIONAL VIP CLASS A
2013                             11,147,719  1.062290   1.154380  12,838,722    5.36       1.40       1.70      18.21      18.57
2012                             12,650,000  0.898666   0.973604  12,297,085    2.18       1.40       1.70      18.60      18.96
2011                             14,695,866  0.757760   0.818442  12,012,684    1.84       1.40       1.70     (18.09)    (17.84)
2010                             17,401,775  0.925118   0.996156  17,308,392    2.20       1.40       1.70      (0.10)      0.20
2009                             19,526,556  0.926084   0.994160  19,384,184    4.42       1.40       1.70      31.25      31.65
DWS LARGE CAP VALUE VIP CLASS A
2013                             37,987,936  1.745511   2.822712 105,800,994    2.01       1.40       1.70      28.69      29.09
2012                             45,441,268  1.356324   2.186700  98,197,404    1.96       1.40       1.70       7.92       8.25
2011                             53,976,435  1.256767   2.020023 107,720,485    1.22       1.40       1.70      (1.77)     (1.47)
2010                             29,265,603  1.279383   2.050112  59,449,353    2.05       1.40       1.70       8.89       9.22
2009                             34,100,368  1.174939   1.877024  63,323,243    1.57       1.40       1.70      23.24      23.61

SEPARATE ACCOUNT KG

                                                AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                                --------------                            -------------------------------
                                            UNIT FAIR  UNIT FAIR              INVESTMENT  EXPENSE    EXPENSE     TOTAL      TOTAL
                                             VALUES      VALUES                 INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                             LOWEST     HIGHEST       NET       RATIOS     LOWEST    HIGHEST     LOWEST     HIGHEST
                                   UNITS     ($) (4)    ($) (4)    ASSETS ($)   (%) (1)    (%) (2)    (%) (2)  (%) (3)(4) (%) (3)(4)
                                   -----    ---------  ---------   ---------- ----------  --------   --------  ---------- ----------
DWS MONEY MARKET VIP CLASS A
2013                             27,363,224  0.989531   1.209311   33,034,348    0.01       1.40       1.70      (1.68)     (1.38)
2012                             30,630,150  1.006421   1.226184   37,490,944    0.01       1.40       1.70      (1.69)     (1.39)
2011                             34,452,755  1.023772   1.243524   42,749,728    0.01       1.40       1.70      (1.69)     (1.39)
2010                             34,739,609  1.041416   1.261096   43,761,791    0.01       1.40       1.70      (1.69)     (1.39)
2009                             42,603,753  1.059363   1.278934   54,391,103    0.37       1.40       1.70      (1.37)     (1.07)
DWS SMALL MID CAP GROWTH VIP
 CLASS A
2013                             22,070,060  1.097767   1.793085   39,096,283    0.12       1.40       1.70      40.38      40.81
2012                             25,079,493  0.781971   1.273376   31,552,116     N/A       1.40       1.70      12.41      12.75
2011                             29,391,696  0.695665   1.129383   32,755,570    0.35       1.40       1.70      (5.54)     (5.25)
2010                             17,597,739  0.736477   1.191987   20,723,835     N/A       1.40       1.70      27.24      27.63
2009                             20,534,631  0.578803   0.933954   18,956,643     N/A       1.40       1.70      38.22      38.64
DWS SMALL MID CAP VALUE VIP
 CLASS A (a)
2013                             12,509,066  3.194870   3.789201   47,238,358    1.14       1.40       1.70      32.97      33.37
2012                             17,102,293  2.402722   2.841034   48,448,814    1.15       1.40       1.70      11.83      12.17
2011                             19,365,275  2.148512   2.532728   48,900,605    1.08       1.40       1.70      (7.68)     (7.40)
2010                             22,777,204  2.327179   2.735011   62,090,269    1.30       1.40       1.70      20.98      21.35
2009                             26,298,235  1.923653   2.253893   59,072,722    1.96       1.40       1.70      27.50      27.89
DWS UNCONSTRAINED INCOME VIP
 CLASS A
2013                              9,599,975  1.876817   2.066079   19,798,830    5.25       1.40       1.70      (2.71)     (2.41)
2012                             11,667,001  1.929051   2.117129   24,671,241    6.16       1.40       1.70      11.15      11.49
2011                             13,530,308  1.735478   1.898889   25,659,040    5.66       1.40       1.70       3.52       3.83
2010                             15,791,131  1.676493   1.828767   28,839,349    6.39       1.40       1.70       8.18       8.51
2009                             16,402,147  1.549724   1.685338   27,607,223    5.07       1.40       1.70      20.65      21.01
GOLDMAN SACHS VIT GLOBAL MARKETS
 NAVIGATOR FUND SERVICE SHARES
2013                                 33,018  1.173138   1.173138       38,734    0.06       1.40       1.40      12.00      12.00
2012                                  3,257  1.047447   1.047447        3,411     N/A       1.40       1.40       4.74       4.74


(a)  Name change.  See Note 1.

SEPARATE ACCOUNT KG

                                                AT DECEMBER 31                            FOR THE YEAR ENDED DECEMBER 31
                                                --------------                            -------------------------------
                                            UNIT FAIR  UNIT FAIR              INVESTMENT  EXPENSE    EXPENSE     TOTAL      TOTAL
                                             VALUES      VALUES                 INCOME     RATIOS     RATIOS    RETURNS    RETURNS
                                             LOWEST     HIGHEST       NET       RATIOS     LOWEST    HIGHEST     LOWEST     HIGHEST
                                   UNITS     ($) (4)    ($) (4)    ASSETS ($)   (%) (1)    (%) (2)    (%) (2)  (%) (3)(4) (%) (3)(4)
                                   -----    ---------  ---------   ---------- ----------  --------   --------  ---------- ----------
INVESCO V.I. UTILITIES FUND
 SERIES I SHARES
2013                             5,891,832   1.241779   1.291033   7,600,218      2.89      1.40       1.70       8.90       9.23
2012                             6,830,058   1.140343   1.181965   8,067,505      3.01      1.40       1.70       1.84       2.15
2011                             8,281,790   1.119687   1.157035   9,576,161      3.23      1.40       1.70      14.47      14.82
2010                             8,527,221   0.978163   1.007713   8,588,246      3.54      1.40       1.70       4.49       4.81
2009                             9,554,001   0.936098   0.961438   9,182,266      4.81      1.40       1.70      12.98      13.32
JANUS ASPEN JANUS PORTFOLIO
 INSTITUTIONAL SHARES
2013                               115,564   1.244511   1.244511     143,820      0.77      1.40       1.40      28.54      28.54
2012                               137,403   0.968216   0.968216     133,036      0.56      1.40       1.40      16.93      16.93
2011                               129,630   0.828038   0.828038     107,338      0.55      1.40       1.40      (6.63)     (6.63)
2010                               192,126   0.886819   0.886819     170,381      1.05      1.40       1.40      12.92      12.92
2009                               262,530   0.785382   0.785382     206,186      0.54      1.40       1.40      34.44      34.44
THE DREYFUS SOCIALLY
 RESPONSIBLE GROWTH FUND, INC.
 INITIAL SHARES
2013                             1,984,806   1.199167   1.179575   2,341,455      1.27      1.40       1.70      32.04      32.49
2012                             2,265,564   0.908164   0.890325   2,017,868      0.82      1.40       1.70      10.08      10.41
2011                             2,763,047   0.825022   0.806399   2,228,847      0.96      1.40       1.70      (0.80)     (0.51)
2010                             3,391,336   0.831702   0.810561   2,750,403      0.89      1.40       1.70      12.87      13.21
2009                             4,041,599   0.736882   0.715983   2,895,911      0.99      1.40       1.70      31.48      31.88

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

SEPARATE ACCOUNT KG

NOTE 7 - SUBSEQUENT EVENTS

    On January 2, 2014, GAFG acquired Forethought Financial Group, Inc. ("Forethought"), a Delaware company, through a merger transaction. As a result of the merger, GAFG effectuated certain internal restructuring transactions. As a result of such restructuring, Forethought Financial Services, LLC, a Delaware company, which is a wholly-owned subsidiary of Forethought, owns approximately 79% of the outstanding ordinary shares of Commonwealth Annuity. Global Atlantic
(Fin) Company reduced its ownership of Commonwealth Annuity from 100% to approximately 21% of the outstanding ordinary shares of Commonwealth Annuity. Commonwealth Annuity remains a wholly-owned indirect subsidiary of GAFG.

                           PART C. OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

    (A)       FINANCIAL STATEMENTS

              Financial Statements Included in Part A
              None

              Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and
              Financial Statements for Separate Account KG of Commonwealth Annuity and Life Insurance Company

              Financial Statements Included in Part B

              Financial Statements Included in Part C
              None

    (B)       EXHIBITS

              EXHIBIT 1           Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 9, 1996 in Registrant's Initial Registration Statement
                                  No. 333-09965/811-7767, and is incorporated by reference herein.

              EXHIBIT 2           Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the
                                  Registrant NOT pursuant to a trust indenture or other such instrument.

              EXHIBIT 3     (a)   Form of  Service Agreement by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the
                                  "Broker-Dealer" was previously filed on April 25, 2008 in  Post-Effective Amendment
                                  No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                             (b)  Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch
                                  Securities, Inc was filed on April 30, 2010 in  Post-Effective Amendment No. 31
                                  (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                                  Service Agreement dated March 13, 2012 by and between Epoch Securities, Inc.,
                                  Commonwealth Annuity, se2, Inc. and Security Distributors, Inc.,  was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No.
                                  33-39702/811-06293), and is incorporated by reference herein.


                             (c)   Shared Services Agreement between Epoch Securities, Inc. and Commonwalth Annuity and
                                  Life Insurance Company dated August 5, 2010 was filed  in Post-Effective Amendment
                                  No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

              EXHIBIT 4           Minimum Guaranteed Annuity Payout Rider was previously filed on December 29, 1998 in
                                  Post-Effective Amendment No. 3, and is incorporated by reference herein. Policy Form was previously filed on August 9, 1996 in Initial Registration Statement, and is
                                  incorporated by reference herein. EER Rider (Form 3240-01) was previously filed on
                                  August 3, 2001 in Post-Effective Amendment No. 6 of  Registration Statement (File Nos.
                                  333-78245, 811-6632), and is incorporated by reference herein. TSA-Endorsement 4012-07
                                  (Rev. 12-08)  was previously filed April 28, 2009 in Post- Effective Amendment No. 30
                                  (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

              EXHIBIT 5           Application Form was previously filed on August 9, 1996 in Initial Registration
                                  Statement, and is incorporated by reference herein.

              EXHIBIT 6           Articles of Organization and Bylaws, as amended of the Company, effective as of
                                  September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment
                                  No. 32 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein.

              EXHIBIT 7   (a)     Variable Annuity GMDB Reinsurance Agreement between Commonwealth Annuity and Life
                                  Insurance Company and (Canada Life) effective  as of December 31, 2012  was filed  on
                                  April 25,  2013 in Post-Effective Amendment No. 34 (Registration Statement No.
                                  33-39702/811-6293), and is incorporated by reference herein.


                          (b)     Variable Annuity GMDB Reinsurance Agreement between Commonwealth Annuity and Life
                                  Insurance Company and (Canada Life) effective  as of March  31, 2012  was filed on April
                                  25,  2013 in Post-Effective Amendment No. 34 (Registration Statement No.
                                  33-39702/811-6293), and is incorporated by reference herein


                          (c)     Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance
                                  Company and Ariel Capital Reinsurance Company Limited dated April 1, 2013 is filed in
                                  Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is
                                  incorporated by reference herein.


                          (d)     Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and
                                  Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated
                                  May 1, 2013 is filed in Post-Effective Amendment No. 35 (Registration Statement No.
                                  33-39702/811-6293), and is incorporated by reference herein.


              EXHIBIT 8   (a)     Third Party Administrator Agreement dated April 1, 2013 between Commonwealth Annuity
                                  and Life Insurance Company,  se2, Inc.,  and Security Distributors, Inc. was filed   on
                                  April 25,  2013 in Post-Effective Amendment No. 34 (Registration Statement No.
                                  33-39702/811-6293), and is incorporated by reference herein.


                          (b)     Work Assignment  dated April 1, 2013 between Commonwealth Annuity and Life Insurance
                                  Company,  se2, Inc.,  and Security Distributors, Inc. was filed on April 25,  2013  in
                                  Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is
                                  incorporated by reference herein.


                          (c)     Directors' Powers of Attorney are filed herewith.



              EXHIBIT 9           Opinion of Counsel was previously filed on April 25, 2008 in Registrant's Post-Effective
                                  No. 51 (Registration Statement No. 333-09965/811-7767), and is incorporated by reference herein.

              EXHIBIT 10          Consent of Independent Registered Public Accounting Firm is filed herewith.

              EXHIBIT 11          None.

              EXHIBIT 12          None.

              EXHIBIT 13   (a)    Supplement dated April 29, 2012 to Participation Agreements dated May 1, 2002 with
                                  Scudder Investments Inc. and Scudder Distributors was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and
                                  is incorporated by reference herein.

                                  Participation Agreements (SVS I and SVS II) with Scudder Investments Inc. and Scudder
                                  Distributors was previously filed on April 28, 2003 in Post-Effective Amendment No. 23

                                  (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.



                             (b)  Amendment dated April 15, 2011 to Fund Participation Agreement dated June 1999 with
                                  Dreyfus was previously filed on April 29, 2011 in Post-Effective Amendment No. 17
                                  (Registration Statement No. 333-81019/811-7767), and is incorporated by reference herein.

                                   Amendment dated December 15, 2001 with Dreyfus on April 28, 2003 in the Registrant's
                                  Post-Effective Amendment No. 11 of Registration Statement No. 33-09965/811-7767, and is
                                  incorporated by reference herein.

                                  Amendment dated December 19, 2000 with Dreyfus was previously filed on April 27, 2001 in the Registrant's Post-Effective Amendment No. 8 of Registration Statement
                                  No. 333-09965/811-7767, and is incorporated by reference herein.

                                   Participation Agreement with Dreyfus was previously filed on June 23, 1999 in
                                  Post-Effective Amendment No. 3 (Registration Statement Nos. 333-63091/811-7767), and is
                                  incorporated by reference herein.

                             (c)  Amendment dated June 1, 2002 with Alger was previously filed on April 28, 2003 in
                                  Post-Effective Amendment No. 8 of Registration Statement No. 333-81019/811-7767, and is
                                  incorporated by reference herein.

                                  Amendment dated May 31, 2000 with Alger was previously filed on April 27, 2001 in
                                  Post-Effective Amendment No. 4 of Registration Statement No. 333-81281/811-6293, and is
                                  incorporated by reference herein.

                                  Amendment dated May 31, 2000 with Alger was previously filed in December 2000 in
                                  Post-Effective Amendment No. 4 of Registration Statement No. 333-81281/811-6293, and is
                                  incorporated by reference herein

                                   Participation Agreement with Alger was previously filed in April 2000 in Post-Effective
                                  Amendment No. 7 (Registration Statement Nos. 333-9965/ 811-7767), and is incorporated by reference herein.



                             (d)  Amendment dated October 31, 2001 to the Participation Agreement with INVESCO was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration
                                  Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                                   Amendment dated May 1, 2001 to the Participation Agreement with INVESCO was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement
                                  No. 33-39702/811-6293, and is incorporated by reference herein

                                  Participation Agreement with INVESCO was previously filed on April 21, 2000 in
                                  Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is
                                  incorporated by reference herein.

                             (e)  Amendment No. 2 dated April 30, 2010 and Amendment No. 1 dated February 21, 2008 to the
                                  Amended and Restated Participation Agreement by and among AIM Variable Insurance
                                  Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity And Life Insurance
                                  Company dated July 31, 2007  was previously filed on April 29, 2011 in Post-Effective
                                  Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                                  Amended and Restated Participation Agreement by and among AIM Variable Insurance
                                  Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance

                                  Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective
                                  Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                             (f)  Amendment dated May 1, 2012, Amendment dated May 1, 2011,  Amendment No. 3 dated
                                  February 11, 2011, Amendment dated September 1, 2010 and Fund/SERV and Networking
                                  Supplement dated August 12, 2008  to the Amended and Restated Participation Agreement
                                  dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman,
                                  Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on
                                  April 25, 2012 in  Post-Effective Amendment No. 33 (Registration Statement No.
                                  33-39702/811-06293), and is incorporated by reference herein.

                                  Amendment No. 1 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and
                                  Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in
                                  Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is
                                  incorporated by reference herein.

                                  Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman
                                  Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity And Life
                                  Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No.
                                  29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

   The principal business address of most of the following Directors and Officers* is:
   7 World Trade Center
   250 Greenwich Street
   New York, NY 10007
   The principal business address of most of the following Directors and Officers** is:
   82 Hopmeadow Street, Second Floor
   Simsbury, CT 06089.

   The principal business address of most of the following Directors and Officers*** is:
   2250 Point Blvd, Ste 245
   Aurora, IL 60506

   The principal business address of the other following Directors and Officers is:
   132 Turnpike Road, Suite 210
   Southborough, MA 01772.


            DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY
---------------------------- --------------------------------------------------
Nicholas H. von Moltke*      President and CEO
Peter Seroka**               Executive Vice President
Scott D. Silverman           SVP, GC and Corp Sec
John J. Fowler               SVP, CFO & Treasurer
Kim Lee*                     EVP and Chief Risk Officer
Joel Volcy                   SVP and COO
Jill Nieskes                 SVP
Jean M. Perrigo              SVP-HR
Brian Hendry*                SVP
Jonathan Hecht               SVP
Robert J. Egan               VP and Chief Actuary
Gilles M. Dellaert*          EVP and CIO
Jane S. Grosso               Senior Vice President and Controller
Kevin F. Leavey              VP and Product Actuary
Justin MacNeil               VP-Tax
Jason M. Roach               VP-Operations
Margot K. Wallin             VP, SIO and CCO
Robert E. Winawer            Senior Vice President
Sheila B. St. Hilaire        VP, Asst Gen Counsel & Asst Corp Sec
Gary Silber*                 VP and Asst General Counsel
Virginia H. Johnson          VP, Asst Gen Counsel & Asst Corp Sec
Michael J. O'Neill***        VP, Marketing-403(b)
Valerie F. Zablocki          VP-Actuary
Brian R. Salvi               VP-Controllers
Gregory Antonuccio           VP-Controllers
Shari Januszewski*           VP
Andrew Byers                 Vice President-Compliance
Jason Izzo                   Vice President-Controllers

ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED
These entities are directly or indirectly controlled by or under common control with the Company.

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---22%---         --78%--
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%---
                                                         |
                                                         |
                                                    ------------
                                                    |  GLOBAL  |
                                                    | ATLANTIC |
                                                    | FINANCIAL|-----------------------
                                                    |   LIFE   |                      |
                                                    |  LIMITED |                      |
                                                    | (Bermuda)|                      |
                                                    ------------                      |
                                                          |                           |
                                                         100%                         |
                                                          |                           |
                                                           ------------               |
                                                           |  GLOBAL  |               |
                                                           | ATLANTIC |               |
                          ---------------------------------|  (FIN)   |--------      100%
                          |                                | COMPANY  |       |       |
                        100%                               |(Delaware)|       |       |
                          |                                ------------       |       |
                   ---------------                                |           |       |
                   | FORETHOUGHT |                               21%          |       |
                   |  FINANCIAL  |                                |           |       |
                   |   GROUP,    |                                |           |       |
                   |     INC.    |                                |           |       |
                   | (Delaware)  |                                |           |       |
                   ---------------                                |           |       |
                          |                                       |           |       |
                          |                                       |           |       |
     ---------------------------------------------------          |           |       |
     |                |              |                 |          |           |       |
    100%             100%           100%              100%        |           |   ----------------
     |                |              |                 |          |           |   | COMMONWEALTH |
--------------- --------------- ---------------- ---------------  |           |   |   RE MIDCO   |
| FORETHOUGHT | | FORETHOUGHT | |  FORETHOUGHT | | FORETHOUGHT |  |           |   |    LIMITED   |
|    CAPITAL  | | INVESTMENT  | | DISTRIBUTORS,| |  SERVICES,  |  |           |   |   (Bermuda)  |
|   FUNDING,  | |  ADVISORS,  | |     LLC      | |     LLC     |  |           |   ----------------
|     INC.    | |     LLC     | |  (Delaware)  | |  (Delaware) |  |           |       |
|  (Delaware) | |  (Indiana)  | |              | |             |  |           |      100%
--------------- --------------- ---------------  ---------------  |           |       |
                                                   |   |          |           |   ----------------
                                                   |  79%         |           |   | COMMONWEALTH |
                                                   |   |  -----------------   |   |    ANNUITY   |
                                                   |   |  | COMMONWEALTH  |   |   |   AND LIFE   |
                                                   |   |--|   ANNUITY &   |   |   |  REINSURANCE |
                                                   |      |     LIFE      |   |   |    COMPANY   |
     -----------------------------------------------      |   INSURANCE   |   |   |    LIMITED   |
     |           |                 |                      |    COMPANY    |   |   |   (Bermuda)  |
     |           |                 |                      |(Massachusetts)|   |   ----------------
     |           |                 |                      -----------------   |---------------------
     |           |                 |                                |                   |          |
     |           |     ------------^-------------------------------------------         |          |
     |           |     |           |        |               |                 |         |          |  -------------
    100%        5%    95%          5%      95%             100%              100%       |        100% |  EPOCH    |
     |           |     |           |        |               |                 |         |          |  |SECURITIES,|
------------ ---------------      ---------------   -----------------   ------------    |          ---|   INC.    |
| FORELIFE | | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |  |(Delaware) |
|  AGENCY, | |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |  -------------
|   INC.   | |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
|(Indiana) | |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
------------ | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                    |             ---------------   ------------------        |         |          |  |   RISK   |
                    |                    |                                    |         |          |  | ADVISORS,|
                   100%                  |                                    |         |          |  |   L.P.   |
                    |                   100%                                  |         |          |  |(Delaware)|
                    |                    |                                    |         |          |  ------------
        -------------------      ---------------                              |        10%         |  ------------
        | FLIC PROPERTIES,|      | FORETHOUGHT |                              |         |        100% | GA RISK  |
        |       LLC       |      |  HOLDINGS,  |                              |         |          |  | ADVISORS,|
        |    (Indiana)    |      |     LLC     |                              |         |          ---|   INC.   |
        -------------------      |  (Indiana)  |                              |         |          |  |(Delaware)|
                                 ---------------                              |         |          |  ------------
                                                                              |         |          |  ------------
                                                                              |         |        100% |  GLOBAL  |
          ---------------------------------------------------------------------         |          |  | ATLANTIC |
          |           |             |           |           |             |             |          ---|   RISK   |
         100%        100%          100%        100%        100%          90%            |          |  | SERVICES,|
          |           |             |           |           |             |             |          |  |    LLC   |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |  ------------
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |   100% | GLOBAL   |
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------     |  | ATLANTIC |
                               ----------  -----------  ------------                               ---| FINANCIAL|
                                                                                                      | COMPANY  |
                                                                                                      |(Delaware)|
                                                                                                      ------------









-----------------
|  THE GOLDMAN  |          -------------
|  SACHS GROUP, |          | 3RD PARTY |
| INC.(Delaware)|          | INVESTORS |
-----------------          -------------
         |                       |
         |                       |
         ---22%---         --78%--
                 |         |
                 |         |
---------------------------
|      GLOBAL ATLANTIC    |
| FINANCIAL GROUP LIMITED |
|        (Bermuda)        |
---------------------------
             |
             |
-----------------------------100%---------------
                                               |
                                               |
                                          --------------------------------
                                          |  ARIEL RE (HOLDINGS) LIMITED |
                             -------------|           (Bermuda)          |------------------------------100%-------
                             |            --------------------------------                |                       |
                            100%                          |                               |                       |
                             |                            |                             100%                      |
                       -------------           -----100%------100%-----                   |                       |
                       | ARIEL P&C |           |                      |                   |                       |
                       |   MIDCO   |      --------------    -----------------  -----------------------   -----------------
                       |  LIMITED  |      | AFCL INC.  |    | ARIEL RE BDA  |  |   ARROW CORPORATE   |   |  ARIEL RE UK  |
                       | (Bermuda) |      | (Delaware) |    |    LIMITED    |  | MEMBER HOLDINGS LLC |   |    LIMITED    |
                       -------------      --------------    |   (Bermuda    |  |     (Delaware)      |   | (UK employing |
                             |                   |          |  coverholder) |  -----------------------   |    entity)    |
                            100%               100%         -----------------             |              -----------------
                             |                   |                                        |
                       -----------        -------------                                   |
                       |   ACRC  |        |   ARIEL   |                   ------100%-----------100%-----
                       | LIMITED |        | FINANCIAL |                   |                            |
                       |(Bermuda)|        |  COMPANY  |                   |                            |
                       -----------        |  LIMITED  |                   |                            |
                                          | (Bermuda) |            --------------            --------------------
                                          -------------            |  ARIEL RE  |            | ARIEL INDEMNITY  |
                                                                   | PROPERTY & |            |     LIMITED      |
                                                                   |  CASUALTY  |            |(Bermuda, 953(d)) |
                                                                   |    (UK)    |            --------------------
                                                                   --------------
                                                                         |
                                                                        100%
                                                                         |
                                                                -------------------
                                                                | ARIEL CORPORATE |
                                                                | MEMBER LIMITED  |
                                                                |      (UK)       |
                                                                -------------------
                                                                         |
                                                                        100%
                                                                         |
                                                                 --------------------
                                                                 |   SYNDICATE 1910  |
                                                                 |(Lloyd's Syndicate)|
                                                                 ---------------------


------------------------------------------------------------------------------------------------------------------------------------
Legal Entity Name          Business Description    Parent 1                 Ownership Interest  Parent 2          Ownership Interest
------------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                   100%
Company                                            and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
ACRC Limited               Writes collateralized   Ariel P&C Midco Limited                100%
                           reinsurance business
                           for the P&C business
                           of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
AFCL Inc.                  Holdco for a Bermuda    Ariel Re (Holdings)                    100%
                           derivative company      Limited
------------------------------------------------------------------------------------------------------------------------------------
Ariel Corporate Member     Corporate member of a   Ariel Re Property &                    100%
Limited                    Lloyd's syndicate       Casualty
------------------------------------------------------------------------------------------------------------------------------------
Ariel Financial Company    Derivative company in   AFCL Inc.                              100%
Limited                    Bermuda
------------------------------------------------------------------------------------------------------------------------------------
Ariel Indemnity Limited    Reinsurance company     Arrow Corporate Member                 100%
                           running off certain     Holdings LLC
                           Ariel Re transactions
------------------------------------------------------------------------------------------------------------------------------------
Ariel P&C Midco Limited    Holdco for the P&C      Ariel Re (Holdings)                    100%
                           business of GAFG        Limited
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Holdco for the P&C      Global Atlantic                        100%
Limited                    business of GAFG        Financial Group Limited
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re Bda Limited       Coverholder for the     Ariel Re (Holdings)                    100%
                           Lloyd's syndicate and   Limited
                           service company
                           employing Bermuda
                           staff
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re Property &        Holding company for     Arrow Corporate Member                 100%
Casualty                   Lloyd's corporate       Holdings LLC
                           member
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re UK Limited        UK service company      Ariel Re (Holdings)                    100%
                           employing UK staff      Limited
------------------------------------------------------------------------------------------------------------------------------------
Arrow Corporate Member     Holding company for     Ariel Re (Holdings)                    100%
Holdings LLC               Lloyd's corporate       Limited
                           member and Ariel
                           Indemnity
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Forethought Services,                   79%  Global Atlantic                  21%
Life Insurance Company                             LLC                                          (Fin) Co
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Reinsurance company     Commonwealth Re Midco                  100%
Life Reinsurance Company                           Limited
Limited
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                        100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Epoch Securities, Inc.     Registered              Global Atlantic (Fin)                  100%
                           broker/dealer           Co
------------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                   100%
Life Insurance Company                             and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
FLIC Properties            Title holder of         Forethought Life                       100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
------------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Forethought Services,                  100%
                           preneed permit          LLC
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
------------------------------------------------------------------------------------------------------------------------------------
Forethought Capital        Insurance policy        Forethought Financial                  100%
Funding, Inc               assignment business     Group, Inc
                           (for deceased
                           policyholders only)
                           assignment business
------------------------------------------------------------------------------------------------------------------------------------
Forethought Distributors,  Securities              Forethought Financial                  100%
LLC                        Broker-dealer           Group, Inc
                           registered with SEC
                           and FINRA
------------------------------------------------------------------------------------------------------------------------------------
Forethought Financial      Forethought Group       Global Atlantic (Fin)                  100%
Group, Inc                 holding company;        Co
                           parent company of life
                           insurance holding
                           company system
------------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                   100%
                           affiliates' products    Life Insurance Company
                           and services
------------------------------------------------------------------------------------------------------------------------------------
Forethought Investment     Investment advisor      Forethought Financial                  100%
Advisors, Inc.             registered with SEC     Group, Inc
------------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           annuities contracts     Company
------------------------------------------------------------------------------------------------------------------------------------
Forethought National Life  Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           reinsurer of annuity    Company
                           contracts
------------------------------------------------------------------------------------------------------------------------------------
Forethought Services, LLC  Intermediate holding    Forethought Financial                  100%
                           company of life         Group, Inc
                           insurance holding
                           company system;
                           paymaster for
                           employees of FFG
                           entities
------------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                  100%
                           Global Atlantic Risk    Co
                           Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Global Atlantic                        100%
Company                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                  100%
Company                    common employer for     Co
                           the L&A business of
                           GAFG
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                       22%  Third-party                      78%
Group Limited              holding company         Group, Inc.                                  Investors
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                        100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                  100%
Advisors, L.P.             intermediary            Co
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Insurance producer      Global Atlantic (Fin)                  100%
Services, LLC              and reinsurance         Co
                           intermediary
------------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         "Limited Liability      Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                      100%
                           purpose financial       Annuity Company
                           insurance company
------------------------------------------------------------------------------------------------------------------------------------
Syndicate 1910             Lloyd's underwriting    Ariel Corporate                        100%
                           syndicate               Member Limited
------------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC.
        ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2014, there were 1,631 Contract holders of qualified Contracts and 3,164 Contract holders of non-qualified Contracts.


ITEM 28. INDEMNIFICATION

Article VI of the Company's Bylaws states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Epoch Securities, Inc. also acts as a principal underwriter for the following:

      -     VEL Account, VEL II Account, VEL Account III,Separate Account
            SPL-D, Separate Account IMO, Select Account III, Inheiritage Account,Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Commonwealth Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

      - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

     (b) The principal business address of most of the following Directors and Officers is:
            7 World Trade Center
            250 Greenwich Street
            New York, NY 10007
         The principal business address of the other following Directors and Officers* is:
            132 Turnpike Road, Suite 210
            Southborough, MA 01772.


NAME                                POSITION OR OFFICE WITH UNDERWRITER
----                                ------------------------------------------------
Gilles M. Dellaert                  Director
Kathleen M. Redgate                 Director
Hanben K. Lee                       Director and Executive Vice President
Manu Sareen                         Senior Vice President
Philip Sherrill                     Senior Vice President
Scott D. Silverman*                 Senior Vice President and Secretary
John Donahue                        Chief Financial Officer
Joel Volcy*                         Chief Operating Officer and Vice President
Nicholas H. von Moltke              Director, President and Chief Executive Officer
Margot  Wallin*                     Chief Compliance Officer


     (c) As indicated in Part B (Statement of Additional Information), the following commissions and other compensation were received by Epoch Securities, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year.

                                     (2) NET UNDERWRITING        (3) COMPENSATION
(1) NAME OF PRINCIPAL                   DISCOUNTS AND                   ON             (4) BROKERAGE       (5) OTHER
UNDERWRITER                              COMMISSIONS                REDEMPTION          COMMISSIONS       COMPENSATION
---------------------                 -------------------         ---------------      -------------      ------------
Epoch Securities, Inc.                None                        None                 N/A                N/A


As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Epoch Securities, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2013. No other commission or other compensation was received by Epoch Securities, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained for the Company by se2, Inc. at One Security Benefit Place, Topeka, Kansas.

ITEM 31. MANAGEMENT SERVICES

The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS


      (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      (b) The Registrant hereby undertakes to include in the prospectus toll-free number that the contract owner can call for a Statement of Additional Information.

      (c)   The   Registrant   hereby  undertakes  to  deliver  a  Statement  of
            Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

      (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM


Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 11th day of April, 2014.

                                 SEPARATE ACCOUNT KG OF
                                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                                 By: /s/ Scott D. Silverman
                                     ----------------------

                                 Scott D. Silverman, Senior Vice President,
                                 General Counsel, and Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURES                                                    TITLE                                         DATE
----------                                                    -----                                         ----
/s/ John J. Fowler               Senior Vice President, Chief Financial Officer and Treasurer               April 11, 2014
-------------------------
John J. Fowler

Allan S. Levine*                 Chairman of the Board

Kathleen M. Redgate*             Director

Nicholas H. von Moltke*          Director, President, and Chief Executive Officer

Hanben K. Lee*                   Director, Executive Vice President and Chief Risk Officer

Gilles M. Dellaert*              Director, Executive Vice President and Chief Investment Officer

Michael A. Reardon*              Director

/s/ Jane S. Grosso               Senior Vice President and Controller (Chief Accounting Officer)
-------------------------
Jane S. Grosso


*Scott D. Silverman, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 8, 2014 duly executed by such persons.


/s/ Scott D. Silverman
------------------------------------
Scott D. Silverman, Attorney-in-Fact

(333-09965) Scudder Elite

                                 EXHIBIT TABLE

Exhibit 8(c)      Directors' Powers of Attorney

Exhibit 10        Consent of Independent Registered Public Accounting Firm